          As filed with the Securities and Exchange Commission on April 29, 2002
                                                             File Nos. 333-84763
                                                                       811-07451

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE
         SECURITIES ACT OF 1933                               [_]

         PRE-EFFECTIVE AMENDMENT NO.
         POST-EFFECTIVE AMENDMENT NO. 4                       [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 17 [ X ]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               (Name of Depositor)

                               JOHN HANCOCK PLACE

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR

                                BOSTON, MA 02117
          (Complete address of depositor's principal executive offices)

        Depositor's Telephone Number, Including Area Code: (617) 572-9196
                        ---------------------------------

                           ARNOLD R. BERGMAN, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               JOHN HANCOCK PLACE

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR

                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:

                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                              --------------------

It is proposed that this filing become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2002 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_]  on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2001 pursuant to Rule 24f-2 on March 20, 2002.

                           PROSPECTUS DATED MAY 1, 2002

                -------------------------------------------------
                           REVOLUTION VARIABLE ANNUITY
                -------------------------------------------------

       a deferred combination fixed and variable annuity contract issued by
             JOHN HANCOCK VARIABLE LIFE INSURNACE COMPANY ("JHVLICO")
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

     The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

--------------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                          MANAGED BY
  --------------------------                          ----------
  Equity Index ....................................   SSgA Funds Management, Inc.
  Large Cap Value .................................   T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM) ........................   Goldman Sachs Asset Management
  Large Cap Growth ................................   Independence Investment LLC
  Large Cap Aggressive Growth .....................   Alliance Capital Management L.P.
  Growth & Income .................................   Independence Investment LLC and Putnam Investment Management LLC
  Fundamental Value ...............................   Wellington Management Company, LLP
  Multi Cap Growth ................................   Janus Capital Management LLC
  Fundamental Growth ..............................   Putnam Investment Management LLC
  Small/Mid Cap CORE(SM) ..........................   Goldman Sachs Asset Management
  Small/Mid Cap Growth ............................   Wellington Management Company, LLP
  Small Cap Equity ................................   Capital Guardian Trust Company
  Small Cap Value .................................   T. Rowe Price Associates, Inc.
  Small Cap Growth ................................   John Hancock Advisers, LLC
  V.A. Relative Value .............................   John Hancock Advisers, LLC
  AIM V.I. Premier Equity .........................   A I M Advisors, Inc.
  AIM V.I. Capital Development ....................   A I M Advisors, Inc.
  Fidelity VIP Growth .............................   Fidelity Management & Research Company
  Fidelity VIP Contrafund(R) ......................   Fidelity Management & Research Company
  MFS Investors Growth Stock ......................   MFS Investment Management(R)
  MFS Research ....................................   MFS Investment Management(R)
  MFS New Discovery ...............................   MFS Investment Management(R)
  International Equity Index ......................   Independence Investment LLC
  International Opportunities .....................   T. Rowe Price International, Inc.
  Fidelity VIP Overseas ...........................   Fidelity Management & Research Company
  Emerging Markets Equity .........................   Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth ....................   Janus Capital Management LLC
  Real Estate Equity ..............................   Independence Investment LLC and Morgan Stanley Investment Management Inc.
  Health Sciences .................................   Putnam Investment Management LLC
  V.A. Financial Industries .......................   John Hancock Advisers, LLC
  V.A. Technology .................................   John Hancock Advisers, LLC
  Managed .........................................   Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced .................................   Capital Guardian Trust Company
  Short-Term Bond .................................   Independence Investment LLC
  Bond Index ......................................   Mellon Bond Associates, LLP
  Active Bond .....................................   John Hancock Advisers, LLC
  V.A. Strategic Income ...........................   John Hancock Advisers, LLC
  High Yield Bond .................................   Wellington Management Company, LLP
  Global Bond .....................................   Capital Guardian Trust Company
  Money Market ....................................   Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------------------------------

       The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

   When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Declaration Trust, the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (Initial Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as funds. In the prospectuses for the Series Funds, the investment options may also be referred to as "funds," "portfolios" or "series."

   Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Series Fund. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

   For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                    Mail Delivery                    Phone:
                    -------------                    -----
                                                1-800-824-0335

                  529 Main Street                     Fax:
                                                      ---
                Charlestown, MA 02129           1-617-886-3070


       Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

********************************************************************************

       Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     .    The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.


--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2002. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 66.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.


-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                 PAGE

Accumulation units.....................................    33
Annuitant..............................................    14
Annuity payments.......................................    17
Annuity period.........................................    33
Contract year..........................................    15
Date of issue..........................................    15
Date of maturity.......................................    21
Free withdrawal amount.................................    18
Funds..................................................     2
Guarantee periods......................................    16
Investment options.....................................    18
Market value adjustment................................    16
Premium payments.......................................    14
Surrender value........................................    23
Surrender..............................................    21
Variable investment options............................ cover
Withdrawal charge......................................    21
Withdrawal.............................................    21

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

 OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     . Maximum Withdrawal Charge (as % of amount withdrawn)                   7%

     . Annual Contract Fee (applies only to contracts of less than
       $50,000)                                                             $30

 ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE
 CONTRACT)

     . Mortality and Expense Risk Charge                                   1.15%
       This charge doesn't apply to amounts held in the guarantee periods.

 ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.



                                                                                       Total Fund        Total Fund
                                      Investment  Distribution and  Other Operating    Operating          Operating
                                      Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                 Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                             ----------  ----------------  ---------------  --------------  ------------------
                                                                                     ----------------
JOHN HANCOCK VARIABLE SERIES
    TRUST I (NOTE 1):
Equity Index .......................    0.13%           N/A              0.07%           0.20%             0.20%
Large Cap Value ....................    0.75%           N/A              0.08%           0.83%             0.83%
Large Cap Value CORE (SM) ..........    0.75%           N/A              0.10%           0.85%             0.88%
Large Cap Growth ...................    0.38%           N/A              0.03%           0.41%             0.41%
Large Cap Aggressive Growth ........    0.87%           N/A              0.10%           0.97%             1.06%
Growth & Income ...................     0.67%           N/A              0.05%           0.72%             0.72%
Fundamental Value * ................    0.89%           N/A              0.10%           0.99%             1.20%
Multi Cap Growth* ..................    0.93%           N/A              0.10%           1.03%             1.03%
Fundamental Growth .................    0.90%           N/A              0.10%           1.00%             1.19%
Small/Mid Cap CORE (SM) ............    0.80%           N/A              0.10%           0.90%             1.15%
Small/Mid Cap Growth ...............    0.97%           N/A              0.10%           1.07%             1.07%
Small Cap Equity ...................    0.90%           N/A              0.10%           1.00%             1.02%
Small Cap Value ....................    0.95%           N/A              0.10%           1.05%             1.08%
Small Cap Growth ...................    1.05%           N/A              0.10%           1.15%             1.17%
International Equity Index .........    0.17%           N/A              0.10%           0.27%             0.40%
International Opportunities ........    1.14%           N/A              0.10%           1.24%             1.39%
Emerging Markets Equity ............    1.52%           N/A              0.10%           1.62%             4.24%
Real Estate Equity .................    1.00%           N/A              0.07%           1.07%             1.07%
Health Sciences ....................    1.00%           N/A              0.10%           1.10%             1.19%
                                                                                     ----------------

                                                                                      -------------
                                                                                       Total Fund       Total Fund
                                      Investment  Distribution and  Other Operating    Operating         Operating
                                      Management      Service        Expenses With    Expenses With   Expenses Absent
Fund Name                                 Fee       (12b-1) Fees     Reimbursement    Reimbursement    Reimbursement
---------                             ----------  ----------------  ---------------   -------------   ---------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I - CONTINUED (NOTE 1):
Managed .............................     0.67%          N/A             0.06%             0.73%           0.73%
Global Balanced .....................     1.05%          N/A             0.10%             1.15%           1.36%
Short-Term Bond .....................     0.60%          N/A             0.08%             0.68%           0.68%
Bond Index ..........................     0.15%          N/A             0.09%             0.24%           0.24%
Active Bond .........................     0.62%          N/A             0.05%             0.67%           0.67%
High Yield Bond .....................     0.80%          N/A             0.10%             0.90%           1.00%
Global Bond .........................     0.85%          N/A             0.10%             0.95%           0.95%
Money Market ........................     0.25%          N/A             0.07%             0.32%           0.32%

JOHN HANCOCK DECLARATION TRUST
 (NOTE 2):
V.A. Relative Value .................     0.60%          N/A             0.14%             0.74%           0.74%
V.A. Financial Industries ...........     0.80%          N/A             0.09%             0.89%           0.89%
V.A. Technology .....................     0.80%          N/A             0.25%             1.05%           1.08%
V.A. Strategic Income ...............     0.60%          N/A             0.10%             0.70%           0.70%

AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
AIM V.I. Premier Equity Fund* * .....     0.60%          N/A             0.25%             0.85%           0.85%

AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
AIM V.I. Capital Development Fund ...     0.75%          0.25%           0.41%             1.41%           1.41%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 3):
Fidelity VIP Growth .................     0.58%          0.10%           0.10%             0.78%           0.78%
Fidelity VIP Overseas ...............     0.73%          0.10%           0.20%             1.03%           1.03%

VARIABLE INSURANCE PRODUCTS FUND II
 - SERVICE CLASS (NOTE 3):
Fidelity VIP Contrafund(R) ..........     0.58%          0.10%           0.10%             0.78%           0.78%

MFS VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock ..........     0.75%          N/A             0.17%             0.92%           0.92%
MFS Research ........................     0.75%          N/A             0.15%             0.90%           0.90%
MFS New Discovery ...................     0.90%          N/A             0.16%             1.06%           1.09%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 5):
Janus Aspen Worldwide Growth ........     0.65%          0.25%           0.04%             0.94%           0.94%
                                                                                      -------------

 NOTES TO ANNUAL FUND EXPENSES
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International

      Opportunities, Emerging Markets, Equity Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

  **  AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

  (5) Percentages shown for the Janus Aspen Fund are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

 EXAMPLES

   The four examples on the following pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets.

   Examples I and II assume you have purchased a contract with the optional waiver of withdrawal charge rider, the optional enhanced death benefit rider, the optional earnings enhancement death benefit rider, the optional accumulated value enhancement rider and the optional guaranteed retirement income benefit rider. We refer to this contract as the "All Rider Contract."

   Examples III and IV assume you have purchased a contract with no optional benefit riders. We refer to this contract as the "No Rider Contract."

   The examples do not include any applicable premium taxes and should not be considered representations of past or future expenses. Actual charges may be greater or less than those shown, and not all optional benefit riders are available in all states. The examples assume fund expenses at rates set forth above for 2001, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

  Example I If you "surrender" (turn in) your All Rider Contract at the end of
  ---------
the applicable time period, you would pay:

-----------------------------------------------------------------------------------
                                             1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------------------------
Equity Index                                    $ 90    $128     $168       $300
-----------------------------------------------------------------------------------
Large Cap Value                                 $ 96    $147     $199       $359
-----------------------------------------------------------------------------------
Large Cap Value CORE(SM)                        $ 96    $147     $200       $361
-----------------------------------------------------------------------------------
Large Cap Growth                                $ 92    $134     $179       $320
-----------------------------------------------------------------------------------
Large Cap Aggressive Growth                     $ 98    $151     $206       $372
-----------------------------------------------------------------------------------
Growth & Income                                 $ 95    $143     $194       $349
-----------------------------------------------------------------------------------
Fundamental Value                               $ 98    $151     $207       $374
-----------------------------------------------------------------------------------
Multi Cap Growth                                $ 98    $152     $209       $377
-----------------------------------------------------------------------------------
Fundamental Growth                              $ 98    $152     $207       $375
-----------------------------------------------------------------------------------
Small/Mid Cap CORE(SM)                          $ 97    $149     $203       $366
-----------------------------------------------------------------------------------
Small/Mid Cap Growth                            $ 99    $154     $211       $381
-----------------------------------------------------------------------------------
Small Cap Equity                                $ 98    $152     $207       $375
-----------------------------------------------------------------------------------
Small Cap Value                                 $ 98    $153     $210       $379
-----------------------------------------------------------------------------------
Small Cap Growth                                $ 97    $149     $203       $367
-----------------------------------------------------------------------------------
V.A. Relative Value                             $ 95    $144     $195       $351
-----------------------------------------------------------------------------------
AIM V.I. Premier Equity                         $ 96    $147     $200       $361
-----------------------------------------------------------------------------------
AIM V.I. Capital Development                    $102    $163     $227       $410
-----------------------------------------------------------------------------------
Fidelity VIP Growth                             $ 96    $145     $197       $355
-----------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                      $ 96    $145     $197       $355
-----------------------------------------------------------------------------------
MFS Investors Growth Stock                      $ 97    $149     $203       $368
-----------------------------------------------------------------------------------
MFS Research                                    $ 97    $149     $203       $366
-----------------------------------------------------------------------------------
MFS New Discovery                               $ 99    $153     $210       $380
-----------------------------------------------------------------------------------
International Equity Index                      $ 91    $130     $172       $307
-----------------------------------------------------------------------------------
International Opportunities                     $100    $158     $219       $396
-----------------------------------------------------------------------------------
Fidelity VIP Overseas                           $ 98    $152     $209       $377
-----------------------------------------------------------------------------------
Emerging Markets Equity                         $104    $169     $236       $428
-----------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                    $ 97    $150     $204       $369
-----------------------------------------------------------------------------------
Real Estate Equity                              $ 99    $154     $211       $381
-----------------------------------------------------------------------------------
Health Sciences                                 $ 99    $154     $212       $384
-----------------------------------------------------------------------------------
V.A. Financial Industries                       $ 97    $148     $202       $365
-----------------------------------------------------------------------------------
V.A. Technology                                 $ 98    $153     $210       $379
-----------------------------------------------------------------------------------
Managed                                         $ 95    $144     $194       $350
-----------------------------------------------------------------------------------
Global Balanced                                 $ 99    $156     $214       $388
-----------------------------------------------------------------------------------
Short-Term Bond                                 $ 95    $142     $192       $346
-----------------------------------------------------------------------------------
Bond Index                                      $ 90    $129     $170       $304
-----------------------------------------------------------------------------------
Active Bond                                     $ 95    $142     $191       $345
-----------------------------------------------------------------------------------
V.A. Strategic Income                           $ 95    $143     $193       $348
-----------------------------------------------------------------------------------
High Yield Bond                                 $ 97    $149     $203       $366
-----------------------------------------------------------------------------------
Global Bond                                     $ 97    $150     $205       $370
-----------------------------------------------------------------------------------
Money Market                                    $ 91    $132     $174       $312
-----------------------------------------------------------------------------------

Example II If you begin receiving payments under one of the annuity payment options of an All Rider Contract at the end of the applicable time period, or if you do not surrender your All Rider Contract, you would pay:

--------------------------------------------------------------------------------
                                            1 Year  3 Years  5 Years   10 Years
--------------------------------------------------------------------------------
Equity Index                                  $27     $ 83     $141       $300
--------------------------------------------------------------------------------
Large Cap Value                               $33     $102     $172       $359
--------------------------------------------------------------------------------
Large Cap Value CORE(SM)                      $33     $102     $173       $361
--------------------------------------------------------------------------------
Large Cap Growth                              $29     $ 89     $152       $320
--------------------------------------------------------------------------------
Large Cap Aggressive Growth                   $35     $106     $179       $372
--------------------------------------------------------------------------------
Growth & Income                               $32     $ 98     $167       $349
--------------------------------------------------------------------------------
Fundamental Value                             $35     $106     $180       $374
--------------------------------------------------------------------------------
Multi Cap Growth                              $35     $107     $182       $377
--------------------------------------------------------------------------------
Fundamental Growth                            $35     $107     $180       $375
--------------------------------------------------------------------------------
Small/Mid Cap CORE(SM)                        $34     $104     $176       $366
--------------------------------------------------------------------------------
Small/Mid Cap Growth                          $36     $109     $184       $381
--------------------------------------------------------------------------------
Small Cap Equity                              $35     $107     $180       $375
--------------------------------------------------------------------------------
Small Cap Value                               $35     $108     $183       $379
--------------------------------------------------------------------------------
Small Cap Growth                              $34     $104     $176       $367
--------------------------------------------------------------------------------
V.A. Relative Value                           $32     $ 99     $168       $351
--------------------------------------------------------------------------------
AIM V.I. Premier Equity                       $33     $102     $173       $361
--------------------------------------------------------------------------------
AIM V.I. Capital Development                  $39     $118     $200       $410
--------------------------------------------------------------------------------
Fidelity VIP Growth                           $33     $100     $170       $355
--------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                    $33     $100     $170       $355
--------------------------------------------------------------------------------
MFS Investors Growth Stock                    $34     $104     $176       $368
--------------------------------------------------------------------------------
MFS Research                                  $34     $104     $176       $366
--------------------------------------------------------------------------------
MFS New Discovery                             $36     $108     $183       $380
--------------------------------------------------------------------------------
International Equity Index                    $28     $ 85     $145       $307
--------------------------------------------------------------------------------
International Opportunities                   $37     $113     $192       $396
--------------------------------------------------------------------------------
Fidelity VIP Overseas                         $35     $107     $182       $377
--------------------------------------------------------------------------------
Emerging Markets Equity                       $41     $124     $209       $428
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                  $34     $105     $177       $369
--------------------------------------------------------------------------------
Real Estate Equity                            $36     $109     $184       $381
--------------------------------------------------------------------------------
Health Sciences                               $36     $109     $185       $384
--------------------------------------------------------------------------------
V.A. Financial Industries                     $34     $103     $175       $365
--------------------------------------------------------------------------------
V.A. Technology                               $35     $108     $183       $379
--------------------------------------------------------------------------------
Managed                                       $32     $ 99     $167       $350
--------------------------------------------------------------------------------
Global Balanced                               $36     $111     $187       $388
--------------------------------------------------------------------------------
Short-Term Bond                               $32     $ 97     $165       $346
--------------------------------------------------------------------------------
Bond Index                                    $27     $ 84     $143       $304
--------------------------------------------------------------------------------
Active Bond                                   $32     $ 97     $164       $345
--------------------------------------------------------------------------------
V.A. Strategic Income                         $32     $ 98     $166       $348
--------------------------------------------------------------------------------
High Yield Bond                               $34     $104     $176       $366
--------------------------------------------------------------------------------
Global Bond                                   $34     $105     $178       $370
--------------------------------------------------------------------------------
Money Market                                  $28     $ 87     $147       $312
--------------------------------------------------------------------------------

Example III If you "surrender" (turn in) your No Rider Contract at the end of the applicable time period, you would pay:

--------------------------------------------------------------------------------
                                            1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
Equity Index                                  $77     $ 90     $103      $170
--------------------------------------------------------------------------------
Large Cap Value                               $84     $109     $137      $238
--------------------------------------------------------------------------------
Large Cap Value CORE(SM)                      $84     $110     $138      $240
--------------------------------------------------------------------------------
Large Cap Growth                              $80     $ 96     $114      $193
--------------------------------------------------------------------------------
Large Cap Aggressive Growth                   $85     $114     $144      $252
--------------------------------------------------------------------------------
Growth & Income                               $83     $106     $131      $226
--------------------------------------------------------------------------------
Fundamental Value                             $85     $114     $145      $254
--------------------------------------------------------------------------------
Multi Cap Growth                              $86     $115     $147      $258
--------------------------------------------------------------------------------
Fundamental Growth                            $86     $114     $145      $255
--------------------------------------------------------------------------------
Small/Mid Cap CORE(SM)                        $85     $111     $140      $245
--------------------------------------------------------------------------------
Small/Mid Cap Growth                          $86     $117     $149      $263
--------------------------------------------------------------------------------
Small Cap Equity                              $86     $114     $145      $255
--------------------------------------------------------------------------------
Small Cap Value                               $86     $116     $148      $261
--------------------------------------------------------------------------------
Small Cap Growth                              $85     $112     $141      $246
--------------------------------------------------------------------------------
V.A. Relative Value                           $83     $107     $132      $229
--------------------------------------------------------------------------------
AIM V.I. Premier Equity                       $84     $110     $138      $240
--------------------------------------------------------------------------------
AIM V.I. Capital Development                  $90     $127     $167      $296
--------------------------------------------------------------------------------
Fidelity VIP Growth                           $83     $108     $134      $233
--------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                    $83     $108     $134      $233
--------------------------------------------------------------------------------
MFS Investors Growth Stock                    $85     $112     $141      $247
--------------------------------------------------------------------------------
MFS Research                                  $85     $111     $140      $245
--------------------------------------------------------------------------------
MFS New Discovery                             $86     $116     $149      $262
--------------------------------------------------------------------------------
International Equity Index                    $78     $ 92     $107      $178
--------------------------------------------------------------------------------
International Opportunities                   $88     $122     $158      $280
--------------------------------------------------------------------------------
Fidelity VIP Overseas                         $86     $115     $147      $258
--------------------------------------------------------------------------------
Emerging Markets Equity                       $92     $133     $177      $317
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                  $85     $113     $142      $249
--------------------------------------------------------------------------------
Real Estate Equity                            $86     $117     $149      $263
--------------------------------------------------------------------------------
Health Sciences                               $87     $117     $151      $266
--------------------------------------------------------------------------------
V.A. Financial Industries                     $84     $111     $140      $244
--------------------------------------------------------------------------------
V.A. Technology                               $86     $116     $148      $261
--------------------------------------------------------------------------------
Managed                                       $83     $106     $131      $227
--------------------------------------------------------------------------------
Global Balanced                               $87     $119     $153      $271
--------------------------------------------------------------------------------
Short-Term Bond                               $82     $105     $129      $222
--------------------------------------------------------------------------------
Bond Index                                    $78     $ 91     $105      $175
--------------------------------------------------------------------------------
Active Bond                                   $82     $104     $128      $221
--------------------------------------------------------------------------------
V.A. Strategic Income                         $82     $105     $130      $224
--------------------------------------------------------------------------------
High Yield Bond                               $85     $111     $140      $245
--------------------------------------------------------------------------------
Global Bond                                   $85     $113     $143      $250
--------------------------------------------------------------------------------
Money Market                                  $79     $ 94     $110      $183
--------------------------------------------------------------------------------

Example IV If you begin receiving payments under one of the annuity payment options of a No Rider Contract at the end of the applicable time period, or if you do not surrender your No Rider Contract, you would pay:

--------------------------------------------------------------------------------
                                           1 Year  3 Years  5 Years   10 Years
--------------------------------------------------------------------------------
Equity Index                                 $14      $45     $ 78       $170
--------------------------------------------------------------------------------
Large Cap Value                              $21      $64     $110       $238
--------------------------------------------------------------------------------
Large Cap Value CORE(SM)                     $21      $65     $111       $240
--------------------------------------------------------------------------------
Large Cap Growth                             $17      $51     $ 89       $193
--------------------------------------------------------------------------------
Large Cap Aggressive Growth                  $22      $69     $117       $252
--------------------------------------------------------------------------------
Growth & Income                              $20      $61     $105       $226
--------------------------------------------------------------------------------
Fundamental Value                            $22      $69     $118       $254
--------------------------------------------------------------------------------
Multi Cap Growth                             $23      $70     $120       $258
--------------------------------------------------------------------------------
Fundamental Growth                           $23      $69     $119       $255
--------------------------------------------------------------------------------
Small/Mid Cap CORE(SM)                       $22      $66     $114       $245
--------------------------------------------------------------------------------
Small/Mid Cap Growth                         $23      $72     $123       $263
--------------------------------------------------------------------------------
Small Cap Equity                             $23      $69     $119       $255
--------------------------------------------------------------------------------
Small Cap Value                              $23      $71     $122       $261
--------------------------------------------------------------------------------
Small Cap Growth                             $22      $67     $114       $246
--------------------------------------------------------------------------------
V.A. Relative Value                          $20      $62     $106       $229
--------------------------------------------------------------------------------
AIM V.I. Premier Equity                      $21      $65     $111       $240
--------------------------------------------------------------------------------
AIM V.I. Capital Development                 $27      $82     $140       $296
--------------------------------------------------------------------------------
Fidelity VIP Growth                          $20      $63     $108       $233
--------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                   $20      $63     $108       $233
--------------------------------------------------------------------------------
MFS Investors Growth Stock                   $22      $67     $115       $247
--------------------------------------------------------------------------------
MFS Research                                 $22      $66     $114       $245
--------------------------------------------------------------------------------
MFS New Discovery                            $23      $71     $122       $262
--------------------------------------------------------------------------------
International Equity Index                   $15      $47     $ 81       $178
--------------------------------------------------------------------------------
International Opportunities                  $25      $77     $131       $280
--------------------------------------------------------------------------------
Fidelity VIP Overseas                        $23      $70     $120       $258
--------------------------------------------------------------------------------
Emerging Markets Equity                      $29      $88     $150       $317
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                 $22      $68     $116       $249
--------------------------------------------------------------------------------
Real Estate Equity                           $23      $72     $123       $263
--------------------------------------------------------------------------------
Health Sciences                              $24      $72     $124       $266
--------------------------------------------------------------------------------
V.A. Financial Industries                    $21      $66     $113       $244
--------------------------------------------------------------------------------
V.A. Technology                              $23      $71     $122       $261
--------------------------------------------------------------------------------
Managed                                      $20      $61     $105       $227
--------------------------------------------------------------------------------
Global Balanced                              $24      $74     $127       $271
--------------------------------------------------------------------------------
Short-Term Bond                              $19      $60     $103       $222
--------------------------------------------------------------------------------
Bond Index                                   $15      $46     $ 80       $175
--------------------------------------------------------------------------------
Active Bond                                  $19      $59     $102       $221
--------------------------------------------------------------------------------
V.A. Strategic Income                        $19      $60     $104       $224
--------------------------------------------------------------------------------
High Yield Bond                              $22      $66     $114       $245
--------------------------------------------------------------------------------
Global Bond                                  $22      $68     $116       $250
--------------------------------------------------------------------------------
Money Market                                 $16      $49     $ 84       $183
--------------------------------------------------------------------------------

                                BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                STARTING ON PAGE
  --------                                                ----------------

What is the contract? .......................................... 14

Who owns the contract? ......................................... 14

Is the owner also the annuitant? ............................... 14

How can I invest money in a contract? .......................... 14

How will the value of my investment in the contract change
over time? ..................................................... 16

What annuity benefits does the contract provide? ............... 17

To what extent can John Hancock vary the terms and conditions of its contracts? .............................................. 17

What are the tax consequences of owning a contract? ............ 17

How can I change my contract's investment allocations?.......... 18

What fees and charges will be deducted from my contract? ....... 20

How can I withdraw money from my contract? ..................... 23

What happens if the owner or the annuitant dies before my
contract's date of maturity? ................................... 24

What other benefits can I purchase under a contract? ........... 28

Can I return my contract? ...................................... 29

 WHAT IS THE CONTRACT?

  The contract is a deferred payment variable annuity contract. An "annuity" contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable" annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

 IS THE OWNER ALSO THE ANNUITANT?

  In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

 HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

  We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 33 or if you purchase your contract through the annuity direct deposit program, different minimums may apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Applying for a contract

  An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

  We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

  You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

  ---------------------------------------------------------------------------
                                              YOU MAY NOT MAKE ANY PREMIUM
     IF YOUR CONTRACT IS USED TO FUND         PAYMENTS AFTER THE ANNUITANT
                                                       REACHES AGE
  ---------------------------------------------------------------------------
        a "tax qualified plan"*                   70 1/2**
  ---------------------------------------------------------------------------
        a non-tax qualified plan                  85
  ---------------------------------------------------------------------------

           * as that term is used in "Tax Information," beginning on page 36. ** except for a Roth IRA, which has no age limit.

  We will not issue a contract if the proposed annuitant is older than age 84. We may, however, waive this underwriting limit.

Ways to make premium payments

  Premium payments made by check or money order should be:

.. drawn on a U.S. bank,

.. drawn in U.S. dollars, and

.. made payable to "John Hancock."

  We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

 . issue a contract;

 . accept premium payments;  or

 . allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

  Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 20.

  The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

  However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This market value adjustment (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 32.

  At any time before the date of maturity, the total value of your contract equals

 . the total amount you invested,

 . minus all charges we deduct,

 . minus all withdrawals you have made,

 . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

 . plus the interest we credit to any of your contract's value while it is in a guarantee period.

 WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

     If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 33, for information about all of these choices you can make.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals),

 . full withdrawal ("surrender"),

 . payment of any death benefit proceeds, and

 . periodic payments under one of our annuity payment options

     In addition, if you elect the accumulated value enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

     How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as

 . the type of the distribution,

 . when the distribution is made,

 . the nature of any tax qualified retirement plan for which the contract is being used, if any, and

 . the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

 HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

  When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer, free of any charge,

 . all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or guarantee period, or

 . all or part of the assets held in one GUARANTEE PERIOD to any other available guarantee period or variable investment option (these transfers may, however, incur a market value adjustment - either positive or negative).

  Currently, we impose no charge for transfers of more than 12 per contract year. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 12 free transfers or to prohibit any such transfers altogether. Transfers under our strategic rebalancing or dollar-cost averaging programs do not count toward the 12 you are allowed each year. However, you may not

 . transfer more than $1,000,000 in a contract year into any one variable investment option or guarantee period, without our prior approval,

 . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

 . make any transfers, during the annuity period, to or from a guarantee period, or

 . make any transfer during the annuity period that would result in more than four investment options being used at once.

 We reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2. Your request should include

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the investment options to and from which assets are being transferred, and

 . the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar-cost averaging program

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis.

  The following conditions apply to the dollar-cost averaging program:

 . You may elect the program only if the total value of your contract equals
  $15,000 or more.

 . The amount of each transfer must equal at least $250.

 . You may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

 . You may discontinue the program at any time.

 . The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

 . Automatic transfers to or from guarantee periods are not permitted.

 We reserve the right to suspend or terminate the program at any time.

Strategic rebalancing

  This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.) Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

  This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

  Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

  The guarantee periods do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.15% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

  In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual contract fee

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value on the contract anniversary of less than $50,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some of your premiums from your contract prior to the date of maturity (a partial withdrawal) or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity (a total withdrawal or surrender), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred sales load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Free withdrawal amounts:   If you have any profit in your contract, you can
always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

  Here's how we determine the charge: If the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more..........................     0%
------------------------------------------------------------
  6 but less than 7..................     1%
------------------------------------------------------------
  5 but less than 6..................     2%
------------------------------------------------------------
  4 but less than 5..................     3%
------------------------------------------------------------
  3 but less than 4..................     4%
------------------------------------------------------------
  2 but less than 3..................     5%
------------------------------------------------------------
  1 but less than 2..................     6%
------------------------------------------------------------
  less than 1........................     7%
------------------------------------------------------------


  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.


  Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first
                                                                        -----
from the earliest premium payment, and then from the next earliest premium
                                       ----
payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

   Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from a Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

     You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

     When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

     How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other charges

     We offer, subject to state availability, five optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we currently charge an amount equal to 1/12/th/ of the following annual percentages: :

---------------------------------------------------------------------------------------
Waiver of withdrawal    0.10% of that portion of your contract's total value
charge                  attributable to premiums you contributed and extra
                        credits credited within 7 years prior to the date of
                        deduction
---------------------------------------------------------------------------------------
Enhanced death benefit  0.25% of your contract's total value*
---------------------------------------------------------------------------------------
Earnings enhancement    0.25% of your contract's total value
death benefit
---------------------------------------------------------------------------------------
Accumulated value       0.35% of your initial premium payment (we reserve the
enhancement**           right to increase this percentage on a uniform basis for all riders issued in the same state)
---------------------------------------------------------------------------------------
Guaranteed retirement   0.30% of your contract's total value
income benefit
---------------------------------------------------------------------------------------

  * Rate is applicable to enhanced death benefit riders issued after May 1, 2002. In certain states, and for riders issued prior to May 1, 2002, a lower rate may apply.

  ** If you choose the accumulated value enhancement, you must also choose the waiver of withdrawal charge.

     We deduct the charge proportionally from each of your investment options, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee, any applicable premium
                         -----
tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
36. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your
                                        --------------
investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

 . for an amount less than $100, or

 . if the remaining total value of your contract would be less than $1,000.

We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Waiver of withdrawal charge rider

  If your state permits, you may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse.
 Under this rider, we will waive withdrawal charge on any withdrawals, if a "covered person" has been diagnosed with one of the critical illnesses listed in the rider, or if all the following conditions apply:

 . a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

 . such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

 . the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

 You may not purchase this rider if either of the covered persons (1) is older than 74 years at application or (2) was confined to a nursing home within the past two years.

  There is a charge for this rider, as set forth under "Other charges" on page 22, above. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on
request.   In certain marketing materials, this rider may be referred to
"CARESolutions."

  If you purchase this rider:

 . you and your immediate family will have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of eldercare services available to seniors, and

 . you will also have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

  You should carefully review the tax considerations for optional benefit riders on page 37 before selecting this optional benefit rider.

Systematic withdrawal plan

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 16, and "What fees and charges will be deducted from my contract?" beginning on page 20. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

 . You may elect the plan only if the total value of your contract equals
   $25,000 or more.

 . The amount of each systematic withdrawal must equal at least $100.

 . If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

 . You may cancel the plan at any time.

 We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

 WHAT HAPPENS IF THE OWNER OR THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

  We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

 . If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

 . If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

 . If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

 . If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

  If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

  We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 . proof of death before the contract's date of maturity, and

 . any required instructions as to method of settlement.

  We will generally pay the death benefit in a single sum to the beneficiary you chose, unless

 . the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," on page 30); or

 . an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 35.

  We will pay a "standard" death benefit, unless you have chosen either the "enhanced death benefit" rider, the "earnings enhancement death benefit" rider, or both. We describe these riders on the following pages.

 Standard death benefit

   The standard death benefit is the greater of:
                                     -------

 . the total value of your contract, adjusted by any then-applicable market value adjustment, or

 . the total amount of premium payments made, minus any partial withdrawals.

Enhanced death benefit rider

  Under this rider, we will pay an enhanced death benefit (instead of the standard death benefit) that is the greatest of:

 . the amount of each premium you have paid, accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn);

 . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that
                     ----
   anniversary, minus any withdrawals you have taken since that anniversary;
                -----
   or

 . the total value of your contract (adjusted by any market value adjustment) as of the date we receive due proof of the annuitant's death.

The rider's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the measuring life
          ------                                   ------
attains age 80 1/2.  The rider's "measuring life" is:

 . the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the Maturity Date,

 . the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the Maturity Date,

 . the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the Maturity Date,

 . the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining the rider's measuring life.

  You may elect to enhance the standard death benefit by purchasing an enhanced death benefit rider:

 . only if this rider is available in your state; and

 . only when you apply for the contract; and

 . only if each owner and each annuitant is under age 80 at the time you apply for the contract. (We may waive either or both of the last two restrictions for contracts purchased prior to the October 15, 2001 or prior to the date this rider was available in your state.)

  As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 20 under "Other charges." For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it. The rider will also terminate upon a change of ownership, except where a spousal beneficiary continues the rider after an owner's death. (We explain contract continuation by a spouse in the section entitled "Distributions following death of owner" on page 36.)

  You should carefully review the tax considerations for optional benefit riders on page 37 before selecting this optional benefit rider.

Earnings enhancement death benefit rider

  Under this rider, the death benefit may be increased by an earnings enhancement amount. The earnings enhancement amount is determined as follows:

 . if all of the owners and the annuitant are under age 70 on the date your rider is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 80% of your "Adjusted Net Premiums" prior to the date of the decedent's death;

 . if any of the owners or the annuitant is age 70 or older on the date your rider is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 50% of your "Adjusted Net Premiums" prior to the date of the decedent's death; but

 . if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

 "Net Premiums," for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted Net Premiums" means Net Premiums minus any premiums you paid in the 12 month period prior to the decedent's death (excluding the initial premium).

  This rider is unavailable if your contract is purchased in connection with a tax-qualified retirement plan. In addition, you may elect to purchase an earnings enhancement death benefit rider:

 . only if this rider is available in your state; and

 . only when you apply for the contract (we may waive this restriction, however, for contracts purchased prior to October 15, 2001 or prior to the date this rider was available in your state); and

.. only if each owner and each annuitant is under age 75 at the time you apply for the rider.

     As long as the rider is in effect, you will pay a monthly charge for this benefit. We describe this charge in our response to the question "What fees and charges will be deducted from my contract?" For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

     This rider (and related charges) will terminate on the contract's date of maturity or upon your surrendering the contract. The rider will also terminate upon a transfer of ownership, except where a spousal beneficiary continues the rider after an owner's death. (We explain contract continuation by a spouse in the section entitled "Distributions following death of owner," below). Once this rider is in effect, you cannot request that we terminate it.

     In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" rider because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this rider, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits. You should carefully review the tax considerations for optional benefit riders on page 37 before selecting this optional benefit rider.

The earnings enhancement amount decreases if you withdraw earnings that accumulate under your contract. This rider may not be appropriate for you if you expect to withdraw earnings.

 WHAT OTHER BENEFITS CAN I PURCHASE UNDER A CONTRACT?

     In addition to the enhanced death benefit and waiver of withdrawal charge riders discussed above, we currently make available two other optional benefits. These optional benefits are provided under riders that contain many terms and conditions not set forth below. Therefore, you should refer directly to each rider for more complete information. We will provide you with a copy on request. We may make other riders available in the future.

Accumulated value enhancement

     Under this rider, we will make a contribution to the total value of the contract on a monthly basis if the covered person (who must be an owner and the annuitant):

.. is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, AND

.. is receiving certain qualified services described in the rider.

The amount of the contibution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

     You may elect this rider only when you apply for the contract. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial premium, up to a maximum premium of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement rider. (See "Limits on Premium Payments" on page __for a general description of other premium limits under the contract).

     You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider. The charge is described under "Other charges" on page 22.

     The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

     If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

     In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

Guaranteed retirement income benefit

  Under this rider, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

.. The date of maturity must be within the 30 day period following a contract anniversary.

.. If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

.. If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

  You cannot elect this rider at any time after your contract is issued. If you elect this rider you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

  If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

  If you exercise your rights under this rider, we guarantee that the amount we apply to this annuity payment option will be the same amount as if your premium payments had earned a return prescribed by the rider, rather than the return they earned in the subaccounts you actually chose. Under this rider, we would apply that guaranteed amount to the fixed annuity payment option specified in the rider in the same manner and on the same terms as if you had, in the absence of this rider, elected to apply total contract value in the same amount to that same annuity payment option.

  There is a monthly charge for this rider, which is described at page 22 under "Other charges." The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

 CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states ) after you receive it. To cancel your contract, simply deliver or mail it to:

     . JHVLICO at the address shown on page 2, or

     . the JHVLICO representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 11 through 29.

  CONTENTS OF THIS SECTION                                          PAGES TO SEE

  Description of JHVLICO...................................................  31

  Who should purchase a contract?..........................................  31

  How we support the variable investment options...........................  31

  How we support the guarantee periods.....................................  32

  How the guarantee periods work...........................................  32

  The accumulation period..................................................  33

  The annuity period.......................................................  33

  Variable investment option valuation procedures..........................  35

  Distributions following death of owner...................................  36

  Miscellaneous provisions.................................................  36

  Tax information..........................................................  36

  Further information about JHVLICO........................................  42

  Management's discussion and analysis.....................................  44

  Performance information..................................................  64

  Reports..................................................................  65

  Voting privileges........................................................  65

  Certain changes..........................................................  65

  Distribution of contracts................................................  66

  Experts..................................................................  66

  Registration statement...................................................  67

  JHVLICO financial statements.............................................  52

  Appendix A - Details About Our Guarantee Periods......................... 105

  Appendix B - Example of Withdrawal Charge Calculation.................... 108

  Appendix C - Examples of Earnings Enhancement Death Benefit Calculation.. 110

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the
laws of the Commonwealth of Massachusetts.   We have authority to transact
business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 2001, John Hancock's assets were approximately $ 81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation.

  It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

.. traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

..  non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
   Section 408A of the Code;

..  SIMPLE IRA plans adopted under Section 408(p) of the Code;

.. Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

.. annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

   We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may also make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page __

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Series Funds' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the contracts cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

HOW WE SUPPORT THE GUARANTEE PERIODS

  All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us.
 Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

.. withdraw all or a portion of any such amount from the contract,

.. allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

.. allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations up to ten years. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period.

--------------------------------------------------------------------------------
We make the final determination of guaranteed ratesand guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guarantee periods.
--------------------------------------------------------------------------------

  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time, by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 2.

Calculation of market value adjustment ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

.. death benefits pursuant to your contract,

.. amounts you apply to an annuity option, and

.. amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

   Here is how the MVA works:

------------------------------------------------------------------
We compare

     . the guaranteed rate of the guarantee period from which the assets are being taken WITH

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.
-------------------------------------------------------------------

  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

THE ACCUMULATION PERIOD

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

  ----------------------------------------------------
  dollar amount of transaction
                       DIVIDED BY
  value of one accumulation unit for the applicable
  variable investment option at the time of such
  transaction
  ----------------------------------------------------

  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

  ----------------------------------------------------
  number of accumulation units in the variable
  investment options
                         TIMES
  value of one accumulation unit for the applicable
  variable investment option at that time
  ----------------------------------------------------

Your value in the guarantee periods

  On any date, the total value of your contract in a guarantee period equals:

.. the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

.. the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

.. the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

.. the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

.. the amount of any charges and fees deducted from that guarantee period, PLUS

.. interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

  Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

.. at least 6 months after the date the first premium payment is applied to your contract, and

.. no later than the maximum age specified in your contract (normally age
  95).

     Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 38.)

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

     We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

     We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

     Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 35).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

..    you have not made an election prior to the annuitant's death;

..    the beneficiary is entitled to payment of a death benefit of at least
     $5,000 in a single sum; and

..    the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

..    we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

..    if that actual net investment return exceeds the "assumed investment rate"
     (explained below), the current monthly payment will be larger than the previous one.

..    if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

     Assumed investment rate

     The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of:
                                         -------

..    the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

..    the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

     OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

     OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

     OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

     OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

     With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

     If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

..    Option A: "life annuity with 5 years guaranteed" and

..    Option B: "life annuity without further payment on the death of payee."

 VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTIONS FOLLOWING DEATH OF OWNER

     If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions and the effect of spousal continuation of the contract in the following boxes:

--------------------------------------------------------------------------------
IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
BEGUN:

..    if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case: (1)we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amount that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and (2) your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount your spouse's Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.

..    if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be: (1) paid out in full within five years of your death or (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

..    the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

..    any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

--------------------------------------------------------------------------------

     The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

     Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

     To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

     Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

..    the rights of any assignees of record and

..    certain other conditions referenced in the contract.

     An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

     If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with the rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a Contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

     At present, the IRS has not provided guidance as to the tax effect of adding an optional Accumulated Value Enhancement rider or the optional Waiver of Withdrawal Charge rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

     We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

   Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

     However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders, withdrawals and death benefits

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

     All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

     Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

   Penalty for premature withdrawals

     The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

   Tax-free rollovers

     For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

..    a traditional IRA to another traditional IRA,

..    a traditional IRA to another tax-qualified plan, including a Section 403(b)
     plan

..    any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

..    any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

..    a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

  In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

   Traditional IRAs

  Annual contribution limit.  A traditional individual retirement annuity (as
  -------------------------
defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  Catch-Up Contributions.  An IRA holder age 50 or older may increase
  ----------------------
contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

  Spousal IRA.  You may also purchase an IRA contract for the benefit of your
  -----------
spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

  Deductibility of contributions.  You may be entitled to a full deduction, a
  ------------------------------
partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

  The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  Distributions. In general, all amounts paid out from a traditional IRA
  -------------
contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Roth IRAs

  Annual contribution limit.  A Roth IRA is a type of non-deductible IRA.  In
  -------------------------
general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  Catch-Up Contributions.  A Roth IRA holder age 50 or older may increase
  ----------------------
contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

  Spousal IRA.  You may also purchase a Roth IRA contract for the benefit of
  -----------
your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

  Distributions. If you hold your Roth IRA for at least five years the payee
  -------------
will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

     Conversion to a Roth IRA.  You can convert a traditional IRA to a Roth IRA,
     ------------------------
unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

       SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Catch-Up Contributions.  A SIMPLE IRA holder age 50 or older may increase
     ----------------------
contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

     Distributions. The requirements for minimum distributions from a SIMPLE IRA
     -------------
retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

       Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

     Distributions. The requirements for minimum distributions from a SEP-IRA,
     -------------
and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

       Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

     Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

     Catch-Up Contributions.   A Section 403(b) plan participant age 50 or older
     ----------------------
may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments from a 403(b) contract on surrender of
     -------------
the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section
   403(b).

     Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

       Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

       "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

       Section 457 deferred compensation plans

     Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service
   (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

     Annual contribution limit. The amount of the non-taxable contributions made
     -------------------------
for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

     Catch-Up Contributions. A 457 plan participant age 50 or older may increase
     ----------------------
contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments under your contract in the form of an
     -------------
annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

       Elective Deferral Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to
the applicable plan or plans.   The annual elective deferral limit is $11,000
for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for
2005 and $15,000 for 2006. After that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

       Elective Catch-up Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

       Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

       Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

FURTHER INFORMATION ABOUT JHVLICO

     We are JHVLICO, a stock life insurance company, organized in 1979 under the laws of the Commonwealth of Massachusetts. JHVLICO commenced operations in 1980. Currently, JHVLICO writes term, whole, variable and universal life insurance policies and variable annuity contracts in all states except New York. JHVLICO is wholly-owned by John Hancock Life Insurance Company (formerly known as John Hancock Mutual Life Insurance Company, hereinafter referred to as "JHLICO" or "John Hancock"), a life insurance company organized under the laws of Massachusetts in 1862. Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e. demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc. which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering in which 102 million shares of common stock were issued at an initial public offering price of $17 per share. At December 31, 2001, JHVLICO had $119.3 billion of gross life insurance in force.

     JHVLICO markets its policies through

        . John Hancock's sales organization, which includes a career agency system composed of company-supported independent general agencies and,

        . various unaffiliated broker-dealers and certain financial institutions with which John Hancock and JHVLICO have sales agreements.

     In 1993, JHVLICO acquired Colonial Penn Annuity and Life Insurance Company and renamed it John Hancock Life Insurance Company of America. On March 5, 1998, the name of the company was changed from John Hancock Life Insurance Company of America to Investors Partner Life Insurance Company ("IPL").

                          Selected financial data

  The following table sets forth certain selected historical financial data. The selected income statement data for each of the years in the three year period ended December 31, 2001 and balance sheet data as of December 31, 2001 and 2000 are presented in accordance with accounting principles generally accepted in the United States (referred to as "GAAP") and have been derived from the audited financial statements included elsewhere in this prospectus. The selected balance sheet data as of December 31, 1999 is presented on a GAAP basis. These balances have been determined by adjusting the previously audited statements that were prepared on a basis prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance ("statutory" or "Stat" basis) to a GAAP basis, and are unaudited. The financial statements from which this data has been derived are not included in this prospectus. The income statement data for each of the years in the two year period ended December 31, 1998 and 1997 and balance sheet data as of December 31, 1998 and 1997 is presented on a statutory basis. The audited statutory basis financial statements from which the selected data has been derived are not included in this prospectus.

  You should read the following selected historical financial data along with other information including "Management's Discussion and Analysis" immediately following this section and our financial statements and the notes to the financial statements beginning on page 67.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

  Past results are not necessarily indicative of future results.
-------------------------------------------------------------------------------

                                                              Year           Year           Year           Year           Year
                                                              ended          ended          ended          ended          ended
                                                            December        December       December      December       December
                                                            31, 2001        31, 2000       31, 1999      31, 1998       31, 1997
                                                             (GAAP)          (GAAP)         (GAAP)         (Stat)         (Stat)
                                                          (in millions)  (in millions)  (in millions)  (in millions)  (in millions)
                                                          -------------  -------------  -------------  -------------  -------------
INCOME STATEMENT DATA:
  Premiums ...............................................  $    60.1      $    28.6      $     8.9      $1,272.3       $  872.7
  Universal life and investment-type product charges .....      365.4          337.1          341.5            --             --
  Net investment income ..................................      227.0          213.4          174.6         122.8           89.7
  Net realized investment and other gains (losses) .......       (9.0)         (10.6)          (4.8)           --             --
  Other revenue ..........................................       24.0            0.2            0.2         618.1          449.1
                                                            ---------      ---------      ---------      --------       --------
  TOTAL REVENUES .........................................      667.5          568.7          520.4       2,013.2        1,411.5

  Total benefits and expenses ............................      458.8          425.5          416.8       1,963.9        1,342.5
  Federal income tax expense (credit)  ...................       62.2           43.8           35.2          33.1           38.5
  Net realized capital gains (losses)  ...................         --             --             --          (0.6)          (3.0)
  Cumulative effect of accounting change,  net of tax ....       (1.6)            --             --            --             --
                                                            ---------      ---------      ---------      --------       --------
  NET INCOME/NET GAIN ....................................  $   144.9      $    99.4      $    68.4      $   15.6       $   27.5
                                                            =========      =========      =========      ========       ========

BALANCE SHEET DATA:
  Total assets ...........................................  $11,713.2      $12,194.7      $11,974.2      $8,599.0       $6,521.5
  Total liabilities/obligations 10,747.6 .................   11,389.1       11,279.2        8,268.2       6,199.8
  Total stockholder's equity/policyholders'
    contingency reserve ..................................  $   965.6      $   805.6      $   695.0      $  330.8       $  321.7

 MANAGEMENT'S DISCUSSION AND ANALYSIS

  The following narrative reviews our consolidated and segment financial condition as of December 31, 2001 and 2000 and results of operations for the years ended December 31, 2001, 2000 and 1999 and, where appropriate, factors that may affect future financial performance. This discussion should be read in conjunction with the consolidated financial statements and accompanying notes, included elsewhere in this prospectus.

Forward-Looking Information

  The statements, analyses, and other information contained herein relating to trends in the John Hancock Variable Life Insurance Company's operations and financial results, the markets for JHVLICO's products, the future development of JHVLICO's business, and the contingencies and uncertainties to which JHVLICO may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their effects on JHVLICO. Future events and their effects on JHVLICO may not be those anticipated by management. JHVLICO's actual results may differ materially from the results anticipated in these forward-looking statements.

  These forward-looking statements are subject to risks and uncertainties including, but not limited to, the risks that (1) a significant downgrade in our ratings for claims-paying ability and financial strength may lead to policy and contract withdrawals and materially harm our ability to market our products; (2) changes to or elimination of Federal tax benefits for our products and other changes in laws and regulations (including those relating to the Federal Estate Tax Laws) which JHVLICO expects would adversely affect sales of our insurance and investment advisory products; (3) we face increasing competition in our retail businesses from mutual fund companies, banks and investment management firms as well as from other insurance companies; (4) a decline or increased volatility in the securities markets, and other economic factors, may adversely affect our variable life insurance and variable annuity business; (5) due to acts of terrorism or other hostilities, there could be business disruption, economic contraction, increased mortality, morbidity and liability risks, generally, or investment losses that could adversely affect our business; (6) our life insurance and annuity sales are highly dependent on a third party distribution relationship; (7) customers may not be responsive to new or existing products or distribution channels, (8) interest rate volatility may adversely affect our profitability; (9) our net income and revenues will suffer if customers surrender annuities and variable and universal life insurance policies; (10) we will face losses if the claims on our insurance products, or reductions in rates of mortality on our annuity products, are greater than we projected; (11) we face investment and credit losses relating to our investment portfolio (12) we may experience volatility in net income due to changes in standards for accounting for derivatives and other changes; (13) we are subject to risk-based capital requirements and possible guaranty fund assessments; (14) we may be unable to retain personnel who are key to our business; (15) we face risks from ceded reinsurance business in respect to life insurance; (16) litigation and regulatory proceedings may result in financial losses, harm our reputation and divert management resources, and (17) we face unforeseen liabilities arising from our acquisitions and dispositions of businesses.

  Readers are also directed to other risks and uncertainties discussed, as well as to further discussion of the risks described above, in other documents that may be filed by JHVLICO with the United States Securities and Exchange Commission from time to time. JHVLICO specifically disclaims any obligation to update or revise any forward-looking information, whether as a result of new information, future developments, or otherwise.

Overview

  We are a leading life insurance company providing a broad range of products and services in one major business, the retail business, which offers insurance protection and asset gathering products and services primarily to retail consumers.

  Our revenues are derived principally from:

..    . premiums on individual life insurance and annuities with life contingencies;

..    . product charges from variable and universal life insurance products and annuities;

..    . net investment income and net realized investment and other gains
     (losses) on general account assets.

  Our expenses consist principally of insurance benefits provided to policyholders, interest credited on policyholders' account balances, dividends to policyholders, other operating costs and expenses, which include commissions and general business expenses, net of expenses deferred, amortization of deferred policy acquisition costs, and premium and income taxes.

   Our profitability depends in large part upon: (1) the adequacy of our product pricing, which is primarily a function of competitive conditions, our ability to assess and manage trends in mortality and morbidity experience, our ability to generate investment earnings and our ability to maintain expenses in accordance with pricing assumptions; (2) the amount of assets under management; and (3) the maintenance of our target spreads between the rate of earnings on our investments and rates credited on policyholders' account balances. Overall, financial market conditions have a significant impact on all these profit drivers.

   The sales and other financial results of our business over the last several years have been affected by general economic and industry trends. Variable products, including variable life insurance and variable annuities, have accounted for the majority of recent increases in total premiums and deposits for the insurance industry as a result of the strong equity market growth in recent years and the "baby boom" generation reaching its high-earnings years and seeking tax-advantaged investments to prepare for retirement. This trend has been challenged recently by fluctuations in stock market performance and we have seen investors return to stable investment products. Our diverse distribution network and product offerings will assist in the maintenance of assets and provide for sales growth. Although sales of traditional life insurance products have experienced continued declines, sales of fixed annuity products and corporate owned life insurance have increased.

  Premiums and deposits of our individual annuity products were $113.0 million, $94.3 million and $231.3 million in 2001, 2000 and 1999. Our total life insurance product deposits were $1,540.7 million, $1,188.2 million and $1,000.8 million in 2001, 2000 and 1999, respectively.

Critical Accounting Policies

   General

  We have identified the policies below as critical to our business operations and understanding of our results of operation. For a detailed discussion of the application of these and other accounting policies, see Note 1 in the Notes to Consolidated Financial Statements. Note that the application of these accounting policies in the preparation of this report requires management to use judgments involving assumptions and estimates concerning future results or other developments including the likelihood, timing or amount of one or more future transactions or events. There can be no assurance that actual results will not differ from those estimates. These judgments are reviewed frequently by senior management, and an understanding of them may enhance the reader's understanding of JHVLICO's financial statements and Management's Discussion and Analysis.

   Amortization of Deferred Policy Acquisition Costs

  We amortize deferred policy acquisition costs on term life insurance ratably with premiums. We amortize our deferred policy acquisition costs on our annuity products and retail life insurance, other than term, based on a percentage of the estimated gross profits over the life of the policies, which are generally twenty years for annuities and thirty years for life policies. Our estimated gross profits are computed based on assumptions related to the underlying policies including mortality, lapse, expenses, and asset growth rates. We amortize deferred policy acquisition costs such that the percentage of gross profits to the amount of deferred policy acquisition costs amortized is constant over the life of the policies.

  Estimated gross profits are adjusted periodically to take into consideration the actual experience to date and changes in the remaining gross profits. When estimated gross profits are adjusted, we also adjust the amortization of deferred policy acquisition costs to maintain a constant amortization percentage over the life of the policies. Our current estimated gross profits include certain judgments concerning mortality, lapse and asset growth that are based on a combination of actual company experience and historical market experience of equity and fixed income returns. Short-term variances of actual results from the judgments made by management can cause quarter to quarter earnings impact.

   Investment in Debt and Equity Securities

  Impairments on our investment portfolio are recorded as a charge to income in the period when the impairment is judged by management to occur. See the discussion of Credit Risk in the Quantitative and Qualitative Information About Market Risk section of this document for a more detailed discussion of the judgments involved in determining impairments.

  Certain of our fixed income securities classified as held-to-maturity and available-for-sale are not publicly traded, and quoted market prices are not available from brokers or investment bankers on these securities. The change in the fair value of the available-for-sale securities is recorded in other comprehensive income as an unrealized gain or loss. We calculate the fair value of these securities ourselves through the use of pricing models and discounted cash flows calling for a substantial level of management's judgment. See the discussion in the General Account Investments section of this document for a more detailed discussion of this process and the judgments used therein.

   Income Taxes

  We establish reserves for possible penalty and interest payments to various taxing authorities with respect to the admissability and timing of tax deductions. Management makes judgments concerning the eventual outcome of these items and reviews those judgments on an ongoing basis.

Results of Operations

  The table below presents our consolidated results of operations for the years indicated.

--------------------------------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31
                                                     ------------------------------
                                                      2001       2000         1999
                                                      ----       ----         ----
                                                             (IN MILLIONS)
        REVENUES
         Premiums .................................  $ 60.1     $ 28.6      $  8.9
         Universal life and
          investment-type product
          charges .................................   365.4      337.1       341.5
         Net investment income ....................   227.0      213.4       174.6
         Net realized investment and
          other gains (losses), net of
          related amortization of
          deferred policy acquisition
          costs /(1)/ .............................    (9.0)     (10.6)       (4.8)
         Other revenues ...........................    24.0        0.2         0.2
                                                     ------     ------      ------
         Total revenues ...........................   667.5      568.7       520.4
                                                     ------     ------      ------

        BENEFITS AND EXPENSES
         Benefits to policyholders ................   294.1      248.6       260.5
         Other operating costs and
          expenses ................................    76.2      116.8       117.5
          Amortization of deferred
           policy acquisition costs,
           excluding amounts related to
           net realized investment and
           other gains (losses) /(2)/ .............    67.1       34.0        13.1
         Dividends to policyholders ...............    21.4       26.1        25.7
                                                     ------     ------      ------
          Total benefits and expenses. ............   458.8      425.5       416.8
                                                     ------     ------      ------
        Income before income taxes and
         cumulative effect of
         accounting change ........................   208.7      143.2       103.6
        Income taxes ..............................    62.2       43.8        35.2
                                                     ------     ------      ------
        Income before cumulative effect
         of accounting change .....................   146.5       99.4        68.4
        Cumulative effect of accounting
         change, net of tax .......................    (1.6)        --          --
                                                     ------     ------      ------
        Net income ................................  $144.9     $ 99.4      $ 68.4
                                                     ======     ======      ======

--------------------------------------------------------------------------------------

(1) Net of related amortization of deferred policy acquisition costs of $(1.5) million, $(3.8) million, and $(0.5) million for the years ended 2001, 2000, and 1999, respectively.

(2) Excluding amounts related to net realized investment and other gains (losses) of $(1.5) million, $(3.8) million, and $(0.5) million for the years ended 2001, 2000 and 1999, respectively.

   Year Ended December 31, 2001 Compared to Year Ended December 31, 2000

  Consolidated income before income taxes and cumulative effect of accounting change of $208.7 million for the year ended December 31, 2001 increased by $65.5 million, or 45.7%, as compared to consolidated income before income taxes and cumulative effect of accounting change of $143.2 million for the year ended December 31, 2000. The increase was primarily attributable to increases in income before income taxes and cumulative effect of accounting change of $45.4 million in the Protection Segment and $20.1 million in the Asset Gathering Segment. The increase in the Protection Segment was primarily due to growth in universal life investment-type product charges and net investment income and a decrease in operating expenses due to our expense reduction program. The Asset Gathering Segment increased compared to the prior year due to the sale of certain annuity contracts by JHVLICO to its parent at fair value as part of the safe harbor annuity exchange program and a decrease in operating expenses due to our expense reduction program.

  Revenues of $667.5 million increased $98.8 million, or 17.4%, from $568.7 million in the comparable prior year period. The increase in revenues was largely driven by growth in premiums in the traditional life insurance business, which increased $31.5 million. In addition, universal life and investment-type product charges increased $28.3 million, primarily driven by growth in the non-traditional life insurance business partially offset by lower fees in the variable annuity business due to lower average account balances. Other revenue increased $23.8 million from the comparable prior year period primarily due to the sale of certain annuity contracts by JHVLICO to its parent at fair value as part of the safe harbor annuity exchange program.

  Benefits and expenses of $458.8 million increased $33.3 million, or 7.8%, from $425.5 million from the comparable prior year period. The increase in benefits and expenses was primarily driven by growth in benefits to policyholders of $45.5 million due to growth in the in-force in the traditional and non-traditional life insurance businesses. In addition, amortization of deferred policy acquisition costs increased $33.1 million driven by the non-traditional life insurance business due to an increase in universal life product charges. These increases in benefits and expenses were partially offset by a $40.6 million decrease in other operating costs and expenses driven by cost reduction programs.

  Income taxes were $62.2 million in 2001, compared to $43.8 million for 2000. Our effective tax rate was 29.8% in 2001, as compared to 30.6% in 2000.

   Year Ended December 31, 2000 Compared to Year Ended
   December 31, 1999

  Consolidated income before income taxes of $143.2 million for the year ended December 31, 2000 increased by $39.6 million, or 38.2%, as compared to consolidated income before income taxes of $103.6 million for the year ended December 31, 1999. The increase was primarily attributable to increases in income before income taxes of $40.2 million in the Protection Segment partially offset by decreased income before income taxes in the Asset Gathering Segment of $0.6 million. The increase in the Protection Segment was primarily due to growth in net investment income and a decrease in benefits to policyholders. The Asset Gathering Segment remained stable compared to the prior year primarily due to growth in investment-type product charges partially offset by increased amortization of deferred policy acquisition costs.

  Revenues of $568.7 million increased $48.3 million, or 9.3%, from $520.4 million in the comparable prior year period. The increase in revenues was driven by growth in net investment income of $38.8 million, primarily in the non-traditional life insurance business. In addition, premiums increased $19.7 million, primarily in the traditional life insurance business. The increases in revenues were partially offset by increased net realized investment and other losses and lower universal life and investment-type product charges.

  Benefits and expenses of $425.5 million increased $8.7 million, or 2.1%, from $416.8 million in the comparable prior year period. The increase in benefits and expenses was driven by an increase in amortization of deferred policy acquisition costs of $20.9 million primarily in the non-traditional life insurance business. Amortization of deferred policy acquisition costs increased in the non-traditional life insurance business by $13.2 million on revised projections of estimated gross profit based on changes in estimated future interest margins. In addition, amortization of deferred policy acquisition costs increased $7.9 million primarily due to poor separate account performance and increased surrenders in the variable annuities business which accelerated current amortization. Partially offsetting the increase in amortization of deferred policy acquisition costs was a decrease in benefits to policyholders of $11.9 million, or 4.6%, primarily due to costs incurred related to the settlement of the class action lawsuit in the prior year period.

  Income taxes were $43.8 million in 2000, compared to $35.2 million for 1999. Our effective tax rate was 30.6% in 2000, as compared to 34.0% in 1999.

Results of Operations by Segment

  We operate our business in two business segments, the Protection Segment and the Asset Gathering Segment. Both of our business segments primarily serve retail customers. JHVLICO's reportable segments are strategic business units offering different products and services, and are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with JHVLICO, securities brokerage firms, financial planners, and banks.

  We evaluate segment performance on segment after-tax operating income, which excludes the effect of net realized investment and other gains and losses and other unusual or non-recurring events and transactions presented below as after-tax adjustments. Segment after-tax operating income is determined by adjusting generally accepted accounting principles (GAAP) net income for net
realized investment and other gains and losses   and certain other items which
we believe are not indicative of overall operating trends. While these items may be significant components in understanding and assessing our consolidated financial performance, we believe that the presentation of segment after-tax operating income enhances the understanding of our results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, segment after-tax operating income is not a substitute for net income determined in accordance with GAAP.

  A discussion of the adjustments to GAAP reported income, many of which affect each operating segment, follows the table below. A reconciliation of segment after-tax operating income, as adjusted, to GAAP reported net income precedes each segment discussion.


-------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31
                                                            -------------------------------
                                                             2001        2000         1999
                                                             ----    (IN MILLIONS)    ----
SEGMENT DATA:/(1)/
SEGMENT AFTER-TAX OPERATING INCOME:
 Protection Segment ......................................  $130.0      $ 96.0       $108.0
 Asset Gathering Segment .................................    22.2         6.3          6.8
                                                            ------      ------       ------
  Total segment after-tax operating
   income ................................................   152.2       102.3        114.8

AFTER-TAX ADJUSTMENTS:
 Net realized investment and other gains
  (losses), net ..........................................    (5.6)       (6.8)        (3.1)
 Surplus tax .............................................     9.1         5.6           --
 Class action lawsuit ....................................    (9.2)         --        (42.9)
 Other demutualization related costs .....................      --        (0.6)        (0.4)
 Restructuring charges ...................................      --        (1.1)          --
                                                            ------      ------       ------
  Total after-tax adjustments ............................    (5.7)       (2.9)       (46.4)
                                                            ------      ------       ------

GAAP REPORTED:
Income before cumulative effect of change
 in accounting principle .................................   146.5        99.4         68.4
 Cumulative effect of change in
  accounting principle, net of tax .......................    (1.6)         --           --
                                                            ------      ------       ------
 Net income ..............................................  $144.9      $ 99.4       $ 68.4
                                                            ======      ======       ======

-------------------------------------------------------------------------------------------------


(1) See "Adjustments to GAAP Reported Net Income" set forth below.

     Adjustments to GAAP Reported Net Income

     Our GAAP reported net income was affected by net realized investment gains and losses and other unusual or non-recurring events and transactions presented above as after-tax adjustments. A description of these adjustments follows.

     In all periods, net realized investment and other gains and losses have been excluded from segment after-tax operating income because such data are often excluded by analysts and investors when evaluating the overall financial performance of insurers.

     Net realized investment and other gains and losses have been reduced by amortization of deferred policy acquisition costs to the extent that such amortization results from such gains and losses. We believe presenting net realized investment and other gains and losses in this format provides information useful in evaluating our operating performance. This presentation may not be comparable to presentations made by other insurers. Summarized below is a reconciliation of (a) net realized investment and other gains and losses per the audited consolidated financial statements and (b) the adjustment made for net realized investment and other gains to calculate segment after-tax operating income for the years ended December 31, 2001, 2000 and 1999.


-----------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDED DECEMBER 31
                                                                  -------------------------------
                                                                    2001        2000        1999
                                                                   ------      ------      ------
                                                                         (IN MILLIONS)
Net realized investment and other gains (losses) ................  $(10.5)     $(14.4)      $(5.3)
Less amortization of deferred policy acquisition costs
 related to net realized investment and other gains
 (losses) .......................................................     1.5         3.8         0.5
                                                                   ------      ------       -----
Net realized investment and other gains, net of related
 amortization of deferred policy acquisition costs per
 audited consolidated financial statements ......................    (9.0)      (10.6)       (4.8)
Less income tax effect ..........................................     3.4         3.8         1.7
                                                                   ------      ------       -----

Net realized investment and other gains (losses), net  -
 after-tax adjustment to calculate segment after-tax
 operating income ...............................................  $ (5.6)     $ (6.8)      $(3.1)
                                                                   ======      ======       =====

-----------------------------------------------------------------------------------------------------


     Effective within the year 2000, JHVLICO is no longer subject to the surplus tax imposed on mutual life insurance companies and their wholly-owned stock subsidiaries. During the years ended December 31, 2001 and 2000, JHVLICO recognized a reduction in equity based taxes of $9.1 million and $5.6million, respectively, resulting from a revised estimated credit that was excluded from after-tax operating income for these periods. No surplus tax was incurred in the year ended 1999.

     During 1997, JHVLICO entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, JHVLICO specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 2000, JHVLICO incurred expenses to improve its financial analysis and financial reporting abilities which were made in conjunction with the demutualization of John Hancock. These charges primarily included consulting fees and planning and expense management costs. After-tax charges for these other demutualization related costs were $0.6 million and $0.4 million for the years ended December 31, 2000 and, 1999 respectively. No such costs were incurred in the year ended December 31, 2001.

     As part of John Hancock's on-going Competitive Position Project, JHVLICO has incurred restructuring charges to reduce costs and increase future operating efficiency by consolidating portions of its operations. After-tax restructuring costs were $1.1 million for the year ended December 31, 2000. JHVLICO incurred no such costs in the years ended December 31, 2001 and 1999.

Protection Segment

     The following table presents certain summary financial data relating to the Protection Segment for the periods indicated.

--------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31
                                                -------------------------------
                                                 2001        2000         1999
                                                 ----        ----         ----
                                                        (IN MILLIONS)
OPERATING RESULTS:
Revenues
 Premiums ....................................  $ 60.1      $ 28.6       $  8.9
 Universal life and investment-type product
  charges ....................................   324.7       286.0        300.8
 Net investment income .......................   229.2       215.9        178.1
 Other revenue ...............................     0.3         0.3          0.2
                                                ------      ------       ------
  Total revenues .............................   614.3       530.8        488.0
Benefits and expenses
 Benefits to policyholders ...................   271.3       242.2        192.3
 Other operating costs and expenses ..........    72.8        98.1        100.6
  Amortization of deferred policy acquisition
   costs, excluding amounts related to net
   realized investment and other gains
   (losses) ..................................    46.6        17.6          4.6
 Dividends to policyholders ..................    21.4        26.1         25.7
                                                ------      ------       ------
  Total benefits and expenses ................   412.1       384.0        323.2
Segment pre-tax operating income .............   202.2       146.8        164.8
Income taxes .................................    72.2        50.8         56.8
                                                ------      ------       ------
Segment after-tax operating income /(1)/ .....   130.0        96.0        108.0
After-tax adjustments: /(1)/
 Net realized investment and other gains
  (losses), net ..............................    (5.6)       (6.8)        (3.1)
 Surplus tax .................................     9.1         5.4           --
 Class action lawsuit, net ...................    (9.2)         --        (42.9)
 Other demutualization related costs .........      --        (0.5)        (0.3)
 Restructuring charges .......................      --        (1.1)          --
                                                ------      ------       ------
  Total after-tax adjustments ................    (5.7)       (3.0)       (46.3)
                                                ------      ------       ------

GAAP REPORTED:
Income before cumulative effect of change in
 accounting principle ........................   124.3        93.0         61.7
Cumulative effect of change in accounting
 principle, net of tax .......................    (1.6)         --           --
                                                ------      ------       ------
Net income ...................................  $122.7      $ 93.0       $ 61.7
                                                ======      ======       ======

-----------------------------------------------------------------------------------


(1) See "Adjustments to GAAP Reported Net Income" included in this MD&A section of the prospectus.

   Year Ended December 31, 2001 Compared to Year Ended December 31, 2000

     Segment after-tax operating income was $130.0 million in 2001, an increase of $34.0 million, or 35.4%, from $96.0 million in 2000. Traditional life insurance segment after-tax operating income increased $18.7 million primarily resulting from increased premiums and lower operating expenses offset by increased benefits to policyholders. Non-traditional life insurance segment after-tax operating income increased $15.3 million, or 13.9%, primarily due to higher fee income and an increase in net investment income offset by increased amortization of deferred policy acquisition costs.

     Total revenues were $614.3 million in 2001, an increase of $83.5 million, or 15.7%, from $530.8 million in 2000. Premiums increased $31.5 million or 110.1%, primarily due to an increase in renewal premiums related to prior year term life sales. Universal life and investment-type product charges consist primarily of cost of insurance fees and separate account fees and were $324.7 million in 2001, an increase of $38.7 million, or 13.5% from $286.0 million in 2000. The increase was primarily due to growth in average account values and variable life products fee increases. Net investment income increased $13.3 million, or 6.2%, primarily due to increased asset balances for non-traditional life insurance products.

     Total benefits and expenses were $412.1 million in 2001, an increase of $28.1 million, or 7.3%, from $384.0 million in 2000. Benefits to policyholders increased $29.1 million or 12.0%, primarily due to growth in the in-force for both traditional and non-traditional life insurance products. In addition, amortization of deferred policy acquisition costs increased $29.0 million or 164.8%, due to a decline in separate account performance. Offsetting these increases was a decrease in other operating costs and expenses of $25.3 million due to ongoing cost reduction programs in both the traditional life insurance and non-traditional life insurance segments. The segment's effective tax rate increased to 35.7% in 2001 from 34.6% in 2000.

   Year Ended December 31, 2000 Compared to Year Ended December 31, 1999

  Segment after-tax operating income was $96.0 million in 2000, a decrease of $12.0 million, or 11.1%, from $108.0 million in 1999. Traditional life insurance segment after-tax operating income decreased $11.5 million due to higher benefits and expenses. Non-traditional life insurance segment after-tax operating income decreased $0.5 million.

  Total revenues were $530.8 million in 2000, an increase of $42.8 million, or 8.8%, from $488.0 million in 1999. Traditional life insurance segment's premiums increased $19.7 million, or 221.3% due to increase in term life sales. Universal life and investment-type product charges consist primarily of cost of insurance fees and separate account fees and were $286.0 million in 2000, a decrease of $14.8 million, or 4.9%, from $300.8 million in 1999. The decrease was primarily due to lower fees resulting from a decline in separate account performance in 2000. Net investment income increased $37.8 million, or 21.2%, primarily due to increases in average net invested assets for the non-traditional life insurance segment.

  Total benefits and expenses were $384.0 million in 2000, an increase of $60.8 million, or 18.8%, from $323.2 million in 1999. Benefits to policyholders increased $49.9 million, or 25.9%, primarily due to increase in reserves related to growth in term life business for the traditional life insurance segment. Amortization of deferred policy acquisition costs of $17.6 million in 2000 increased $13.0 million, or 282.6%, from $4.6 million in 1999. Amortization expense increased primarily due to revised projections of estimated gross profits on non-traditional life insurance products based upon changes in estimated future interest margins. The segment's effective tax rate increased to 34.6% in 2000 from 34.5% in 1999.

Asset Gathering Segment

  The following table presents certain summary financial data relating to the Asset Gathering Segment for the periods indicated.

------------------------------------------------------------------------------------------
                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                       -------------------------------
                                                       2001        2000         1999
                                                       ----        ----         ----
                                                               (IN MILLIONS)
OPERATING RESULTS:
Revenues
 Universal life and investment-type product charges     $40.7       $51.1        $40.7
 Net investment income.............................      (2.2)       (2.5)        (3.5)
 Other revenue.....................................      23.7        (0.1)          --
                                                        -----       -----        -----
  Total revenues...................................      62.2        48.5         37.2
Benefits and expenses
 Benefits to policyholders.........................       8.7         6.4          2.2
 Other operating costs and expenses . . . . . . . .       3.4        16.1         16.3
  Amortization of deferred policy acquisition costs,
   excluding amounts related to net realized
   investment and other gains (losses).............      20.5        16.4          8.5
                                                        -----       -----        -----
  Total benefits and expenses......................      32.6        38.9         27.0
Segment pre-tax operating income...................      29.6         9.6         10.2
Income taxes.......................................       7.4         3.3          3.4
                                                        -----       -----        -----
Segment after-tax operating income /(1)/...........      22.2         6.3          6.8
After-tax adjustments: /(1)/
 Surplus tax.......................................        --         0.2           --
 Other demutualization related costs...............        --        (0.1)        (0.1)
                                                        -----       -----        -----
  Total after-tax adjustments......................        --         0.1         (0.1)
                                                        -----       -----        -----
Net income.........................................     $22.2       $ 6.4        $ 6.7
                                                        =====       =====        =====

------------------------------------------------------------------------------------------


(1) See "Adjustments to GAAP Reported Net Income" included in this MD&A section of the prospects.

   Year Ended December 31, 2001 Compared to Year Ended December 31, 2000

  Segment after-tax operating income was $22.2 million in 2001, an increase of $15.9 million, or 252.4%, from $6.3 million in 2000. The increase in the Asset Gathering Segment is primarily driven by growth in other revenue of $23.8 million and a decrease in other operating costs and expenses of $12.7 million from the comparable prior year period. These changes were partially offset by a decrease in investment-type product fees of $10.4 million and an increase in amortization of deferred policy acquisition costs of $4.1 million.

  Total revenues increased $13.7 million, or 28.2%, to $62.2 million in 2001 from $48.5 million in 2000. Investment-type product charges decreased $10.4 million, or 20.4%. Investment-type product charges on variable annuity products decreased due to deteriorating market conditions for separate accounts. Partially offsetting the decline in average variable annuity reserves, JHVLICO increased its product fees in the fourth quarter of 2000, which were effective for the year ended December 31, 2001. Other revenue increased $23.8 million from the comparable prior year period primarily due to the sale of certain annuity contracts by JHVLICO to its parent at fair value as a part of the safe harbor annuity exchange program.

  Total benefits and expenses decreased $6.3 million, or 16.2%, to $32.6 million in 2001 from the comparable prior year period. The decrease in benefit and expenses is primarily due to a $12.7 million decrease in other operating costs and expenses resulting from our on-going cost reduction program. Partially offsetting the decrease in other operating costs and expenses was a $4.1 million increase in amortization of deferred policy acquisition costs and a $2.3 million increase in benefits to policyholders. Amortization of deferred policy acquisition costs increased primarily due to poor separate account performance and increased surrenders in the variable annuity business in 2001. Benefits to policyholders increased primarily due to higher surrender benefits on higher lapses. The segment's effective tax rate was 25.0% and 34.4% in 2001 and 2000, respectively. The change in the segment's effective tax rate is primarily due to increased dividend received deductions in variable annuity separate accounts.

   Year Ended December 31, 2000 Compared to Year Ended December 31, 1999

  Segment after-tax operating income was $6.3 million in 2000, a decrease of $0.5 million, or 7.4%, from $6.8 million in 1999. The decrease in the Asset Gathering Segment is primarily driven by an increase of $7.9 million in amortization of deferred policy acquisitions costs and a $4.2 million increase in benefits to policyholders, partially offset by growth in investment-type product charges of $10.4 million from the comparable prior year period.

  Total revenues increased $11.3 million, or 30.4%, to $48.5 million in 2000 from $37.2 million in 1999. Investment-type product charges increased $10.4 million, or 25.6%, primarily due to higher average account balances in 2000.

  Total benefits and expenses increased $11.9 million, or 44.1%, to $38.9 million in 2000 from the comparable prior year period. The increase in benefits and expenses was primarily driven by a $7.9 million increase in amortization of deferred policy acquisition costs and a $4.2 million increase in benefits to policyholders. Benefits to policyholders increased $4.2 million, primarily due to growth in the annuity business, including bonus interest on new variable annuity products introduced in the fourth quarter of 1999. Amortization of deferred policy acquisition costs increased $7.9 million, or 92.9%, to $16.4 million in 2000 from $8.5 million in 1999, primarily due to poor separate account performance and increased surrenders in the variable annuities business which accelerated current amortization. The segment's effective tax rate was 34.4% and 33.3% in 2000 and 1999, respectively.

General Account Investments

   Overall Composition of the General Account

  Invested assets, excluding separate accounts, totaled $3.6 billion and $3.0 billion as of December 31, 2001 and December 31, 2000, respectively. The portfolio composition has not significantly changed at December 31, 2001 as compared to December 31, 2000. The following table shows the composition of investments in the general account portfolio.

----------------------------------------------------------------------------------------------
                                                  AS OF DECEMBER 31,    AS OF DECEMBER 31,
                                                          2001                  2000
                                                 --------------------   ----------------------
                                                   CARRYING      % OF     CARRYING       % OF
                                                     VALUE      TOTAL       VALUE       TOTAL
                                                 -------------  ------  -------------  -------
                                                 (IN MILLIONS)          (IN MILLIONS)
Fixed maturity securities /(1)/...............     $2,496.2      69.0%    $1,727.2       57.9%
Mortgage loans /(2)/..........................        580.9      16.0        554.8       18.6
Real estate...................................         20.6       0.6         23.9        0.8
Policy loans /(3)/............................        352.0       9.7        334.2       11.2
Equity securities.............................         13.1       0.4          8.1        0.3
Other invested assets.........................         39.6       1.1         34.8        1.2
Short-term investments........................          0.0       0.0         21.7        0.7
Cash and cash equivalents /(4)/...............        115.4       3.2        277.3        9.3
                                                   --------     -----     --------      -----
 Total invested assets........................     $3,617.8     100.0%    $2,982.0      100.0%
                                                   ========     =====     ========      =====

----------------------------------------------------------------------------------------------


(1) In addition to bonds, the fixed maturity security portfolio contains redeemable preferred stock with a carrying value of $45.6 million and $42.4 million as of December 31, 2001 and December 31, 2000, respectively. The total fair value of the fixed maturity security portfolio was $2,494.6 and $1,698.6 million, at December 31, 2001 and December 31, 2000, respectively.

(2) The fair value of the mortgage loan portfolio was $604.3 million and $467.3 million as of December 31, 2001 and December 31, 2000, respectively.

(3) Policy loans are secured by the cash value of the underlying life insurance policies and do not mature in a conventional sense, but expire in conjunction with the related policy liabilities.

(4) Cash and cash equivalents are included in total invested assets for the purposes of calculating yields on the income producing assets for JHVLICO.

  Consistent with the nature of JHVLICO's product liabilities, assets are heavily oriented toward fixed maturity securities. JHVLICO determines the allocation of assets primarily on the basis of cash flow and return requirements of its products and by the level of investment risk.

  FIXED MATURITY SECURITIES. The fixed maturity securities portfolio is predominantly comprised of low risk, investment grade, publicly and privately traded corporate bonds and senior tranches of asset-backed securities (ABS) and mortgage-backed securities (MBS), with the balance invested in government bonds. The fixed maturity securities portfolio also includes redeemable preferred stock. As of December 31, 2001, fixed maturity securities represented 69.0% of general account investment assets with a carrying value of $2.5 billion, roughly comprised of 61% public securities and 39% private securities. Each year JHVLICO directs the majority of its net cash inflows into investment grade fixed maturity securities. Typically between 5% and 15% of funds allocated to fixed maturity securities are invested in below-investment-grade bonds while maintaining a policy to limit the overall level of these bonds to no more than 10% of invested assets and the majority of that balance are rated BB, or category 3 the highest Securities Valuation Office quality rating below investment grade. Allocations are based on an assessment of relative value and the likelihood of enhancing risk-adjusted portfolio returns. While JHVLICO has profited from the below-investment-grade asset class in the past, care is taken to manage its growth strategically by limiting its size relative to JHVLICO's net worth.

  The following table shows the composition by issuer of the fixed maturity securities portfolio.

                   FIXED MATURITY SECURITIES -- BY ISSUER

-------------------------------------------------------------------------------------
                                          AS OF DECEMBER 31,     AS OF DECEMBER 31,
                                                  2001                  2000
                                         --------------------   ---------------------
                                           CARRYING      % OF     CARRYING      % OF
                                             VALUE      TOTAL       VALUE       TOTAL
                                         -----------    -----       -----       -----
                                         (IN MILLIONS)          (IN MILLIONS)
Corporate securities...................    $1,955.8      78.3%    $1,428.6       82.7%
MBS/ABS................................       317.1      12.7        268.2       15.5
U.S. Treasury securities and
 obligations of
 U.S. government agencies..............       214.8       8.6         16.7        1.0
Debt securities issued by foreign
 governments...........................         7.6       0.3         10.9        0.6
Obligations of states and political
 subdivisions..........................         0.9       0.1          2.8        0.2
                                           --------    ------     --------     ------
Total..................................    $2,496.2     100.0%    $1,727.2      100.0%
                                           ========    ======     ========     ======

--------------------------------------------------------------------------------------

  In keeping with the investment philosophy of tightly managing interest rate risk, JHVLICO's MBS & ABS holdings are heavily concentrated in commercial MBS where the underlying loans are largely call protected, which means they are not pre-payable without penalty prior to maturity at the option of the issuer. By investing in MBS and ABS securities with relatively predictable repayments, JHVLICO adds high quality, liquid assets to the portfolios without incurring the risk of cash flow variability.

  The Securities Valuation Office (SVO) of the National Association of Insurance Commissioners evaluates all public and private bonds purchased as investments by insurance companies. The SVO assigns one of six investment categories to each security it reviews. Category 1 is the highest quality rating, and Category 6 is the lowest. Categories 1 and 2 are the equivalent of investment grade debt as defined by rating agencies such as Standard & Poors (S&P) and Moody's (i.e., BBB-/Baa3 or higher), while Categories 3-6 are the equivalent of below-investment grade securities. SVO ratings are reviewed and may be revised at least once a year.

  The following table sets forth the SVO ratings for JHVLICO's bond portfolio along with an equivalent S&P rating agency designation. The majority of bonds are investment grade, with 87.7% invested in Category 1 and 2 securities as of December 31, 2001. Below investment grade bonds were 12.3 % of fixed maturity securities and 8.4% of total invested assets as of December 31, 2001. This allocation reflects JHVLICO's strategy of avoiding the unpredictability of interest rate risk in favor of relying on the bond analysts' ability to better predict credit or default risk. The bond analysts operate in an industry-based, team-oriented structure that permits the evaluation of a wide range of below investment grade offerings in a variety of industries resulting in a well-diversified high yield portfolio. A majority, 62.9% of our below investment grade bonds are rated BB, or category 3, the highest quality below investment grade. Category 6 bonds, those in or near default, represent securities that were originally acquired as long-term investments, but subsequently became distressed.

  Valuation techniques for the bond portfolio vary by security type and the availability of market data. Pricing models and their underlying assumptions impact the amount and timing on unrealized gains and losses recognized, and the use of different pricing models or assumptions could produce different financial results. External pricing services are used where available, broker dealer quotes are used for thinly traded securities, and a spread pricing matrix is used when price quotes are not available. When utilizing the spread pricing matrix, securities are valued by utilizing a discounted cash flow method where each bond is assigned a spread, that is added to the current U.S. Treasury rates to discount the cash flows of the security. The spread assigned to each security is derived from external market data. Certain market events that could impact the valuation of securities include issuer credit ratings, business climate, management changes, litigation, and government actions among others. JHVLICO's pricing analysts take appropriate actions to reduce valuations of securities where such an event occurs which negatively impacts the securities' value. To the extent that bonds have longer maturity dates, management's estimate of fair value may involve greater subjectivity since they involve judgment about events well into the future.

                FIXED MATURITY SECURITIES -- BY CREDIT QUALITY

------------------------------------------------------------------------------------------------------------------
                                                                             AS OF                  AS OF
                                                                            DEC. 31,               DEC. 31,
                                                                             2001                    2000
                                                                     ---------------------  ----------------------
                     SVO                                S&P
                 RATING /(1)/                       EQUIVALENT         CARRYING      % OF     CARRYING       % OF
                 ------                          DESIGNATION /(2)/     VALUE /(3)/   TOTAL   VALUE /(3)/    TOTAL
                                                ------------------   ------------  ------  -------------  -------
                                                                     (IN MILLIONS)          (IN MILLIONS)
                      1                         AAA/AA/A............   $  910.4      37.2%    $  634.2       37.6%
                      2                         BBB.................    1,237.9      50.5        774.5       46.0
                      3                         BB..................      190.2       7.8        187.2       11.1
                      4                         B...................       59.7       2.4         61.4        3.7
                      5                         CCC and lower.......       27.7       1.1          9.2        0.5
                      6                         In or near default..       24.7       1.0         18.3        1.1
                                                                       --------     -----     --------      -----
                                                Total...............   $2,450.6     100.0%    $1,684.8      100.0%
                                                                       ========     =====     ========      =====

------------------------------------------------------------------------------------------------------------------


(1)For securities that are awaiting an SVO rating, JHVLICO has assigned a rating based on an analysis that it believes is equivalent to that used by the SVO.

(2)Comparisons between SVO and S&P ratings are published by the National Association of Insurance Commissioners.

(3)Does not include redeemable preferred stock with a carrying value of $45.6 million and $42.4 million as of December 31, 2001 and December 31, 2000, respectively.

MORTGAGE LOANS. As of December 31, 2001 and 2000, we held mortgage loans with carrying values of $0.6 billion, which included $0.2 billion of agricultural loans.

  The following table shows the distribution of JHVLICO's mortgage loan portfolio by property type as of the dates indicated. JHVLICO's commercial mortgage loan portfolio consists primarily of non-recourse fixed-rate mortgages on fully, or nearly fully, leased commercial properties.

-----------------------------------------------------------------------------------------------------------
                                                                     AS OF                   AS OF
                                                                    DEC. 31                DEC. 31,
                                                                     2001,                   2000
                                                             --------------------   -----------------------
                                                               CARRYING      % OF     CARRYING       % OF
                                                                VALUES      TOTAL      VALUES       TOTAL
                                                             -------------  ------  -------------  --------
                                                             (IN MILLIONS)          (IN MILLIONS)
Apartments ...............................................      $114.4       19.7%     $128.3        23.1%
Office Buildings .........................................       145.3       25.0        98.0        17.8
Retail ...................................................        35.3        6.1        45.4         8.2
Agricultural .............................................       166.3       28.6       163.9        29.5
Industrial ...............................................        71.6       12.3        76.8        13.8
Hotels ...................................................        24.6        4.2        15.0         2.7
Mixed Use  ...............................................         4.9        0.9        13.4         2.4
Other  ...................................................        18.5        3.2        14.0         2.5
                                                                ------      -----      ------       -----
  Total ..................................................      $580.9      100.0%     $554.8       100.0%
                                                                ======      =====      ======       =====

-----------------------------------------------------------------------------------------------------------

  The following table shows the distribution of JHVLICO's mortgage loan portfolio by geographical region.

                      MORTGAGE LOANS -- BY ACLI REGION

---------------------------------------------------------------------------------------------------------------
                                                    AS OF DEC. 31, 2001                   AS OF DEC. 31, 2000
                                       ---------------------------------------------    -----------------------
                                        NUMBER           CARRYING           % OF          CARRYING       % OF
                                       OF LOANS           VALUES            TOTAL          VALUES        TOTAL
                                       --------       -------------      -----------    -------------   -------
                                                      (IN MILLIONS)                     (IN MILLIONS)
East North Central .................      18               $ 63.1            10.9%         $ 67.6         12.2%
East South Central .................      17                 24.3             4.2            27.5          5.0
Middle Atlantic ....................      12                 50.3             8.6            26.8          4.8
Mountain ...........................      13                 35.3             6.1            35.4          6.4
New England ........................      13                 54.7             9.4            44.2          8.0
Pacific ............................      48                110.5            19.0           119.3         21.5
South Atlantic .....................      41                151.7            26.1           155.2         28.0
West North Central .................       6                 20.5             3.5            16.8          3.0
West South Central .................      21                 67.3            11.6            58.8         10.5
Canada .............................       1                  3.2             0.6             3.2          0.6
                                         ---               ------           -----          ------        -----
 Total .............................     190               $580.9           100.0%         $554.8        100.0%
                                         ===               ======           =====          ======        =====

---------------------------------------------------------------------------------------------------------------

  The allowance for losses on mortgage loans on real estate and real estate to be disposed of is maintained at a level that we believe to be adequate to absorb estimated probable credit losses. JHVLICO's periodic evaluation of the adequacy of the allowance for losses is based on past experience, known and inherent risks, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying security, the general composition of the portfolio, current economic conditions and other factors. This evaluation is inherently subjective and is susceptible to significant changes and no assurance can be given that the allowances taken will in fact be adequate to cover all losses or that additional valuation allowances or asset write-downs will not be required in the future. The portion of the investment valuation allowance for JHVLICO's mortgage loan portfolio was $5.5 million, or 0.9% of carrying value before reserves and $5.0 million, or 0.9% of carrying value before reserves as of December 31, 2001 and 2000, respectively. The portion of the investment valuation allowance for JHVLICO's real estate to be disposed of was $0.8 million, or 3.9% of carrying value before reserves and $0.7 million, or 2.9% of carrying value before reserves as of December 31, 2001 and 2000, respectively.

   Investment Results

  The following table summarizes JHVLICO's investment results for the periods indicated. Overall, the yield, net of investment expenses, on the general account portfolio decreased from the year ended December 31, 2001 compared to December 31, 2000. New cash flows in 2001 were invested at lower rates than the prior year period which benefited from higher US Treasury rates and wider spreads in both the public and private sector. Indicative of this environment, the 10-year U.S. Treasury rate decreased 101 basis points from 2000 to 2001, while Moody's seasoned BAA spreads narrowed by 11 basis points from 2000 to 2001.

  The yield, net of investment expenses, on the general account portfolio increased for the year ended December 31, 2000 compared to the prior year period. The interest rate environment during this period is evidenced by the increase in the 10-year U.S. Treasury rate of 34 basis points from December 31, 1999 to December 31, 2000.

-------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                -----------------------------------------------------------------------------
                                        2001                     2000                       1999
                                        ----                     ----                       ----
                                YIELD        AMOUNT     YIELD         AMOUNT       YIELD        AMOUNT
                                -----       --------    -----        ---------     -----       --------
                                         (IN MILLIONS)            (IN MILLIONS)             (IN MILLIONS)
GENERAL ACCOUNT
 ASSETS-EXCLUDING
 POLICY LOANS
Gross income .................  7.26%     $  214.6       8.23%       $  207.5       7.56%       $  172.8
Ending assets-excluding
 policy loans ................             3,265.8                    2,647.8                    2,397.2
POLICY LOANS
Gross income .................  6.15          21.1       5.50            17.1       5.08            13.7
Ending assets                                352.0                      334.2                      287.4
 Total gross income ..........  7.14         235.7       7.93           224.6       7.29           186.5
Less: investment expenses                     (8.7)                     (11.2)                     (11.9)
                                          --------                   --------                   --------
Net investment income ........  6.88%     $  227.0       7.53%       $  213.4       6.83%       $  174.6
                                          ========                   ========                   ========

-------------------------------------------------------------------------------------------------------------


Liquidity and Capital Resources

     Liquidity describes the ability of a company to generate sufficient cash flows to meet the cash requirements of business operations. Historically, JHVLICO's principal cash flow sources have been premiums, deposits and charges on policies, investment income, maturing investments and proceeds from sales of investment assets. In addition to the need for cash flow to meet operating expenses, our liquidity requirements relate principally to the liabilities associated with our various life insurance and annuity products and to the funding of investments in new products, processes and technologies. Product liabilities include the payment of benefits under life insurance, policies and annuity contracts and the payment of policy surrenders, withdrawals and policy loans. JHVLICO periodically adjusts its investment policy to respond to changes in short-term and long-term cash requirements and provide adequate funds to pay benefits without forced sales of investments.

     The liquidity of our insurance operations is also related to the overall quality of our investments. As of December 31, 2001, $2,148.3 million, or 87.7% of the fixed maturity securities held by us and rated by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. (S&P) or the National Association of Insurance Commissioners were rated investment grade (BBB or higher by S&P or 1 or 2 by the National Association of Insurance Commissioners). The remaining $302.3 million, or 12.3%, of fixed maturity investments, and 8.4% of invested assets, were rated non-investment grade. For additional discussion of our investment portfolio see the General Account Investments section above in this Management's Discussion and Analysis of Financial Condition and Results of Segment Operations.

     We employ an asset/liability management approach tailored to the specific requirements of each of our product lines. Each product line has an investment strategy based on the specific characteristics of the liabilities in the product line. As part of this approach, we develop investment policies and operating guidelines for each portfolio based upon the return objectives, risk tolerance, liquidity, and tax and regulatory requirements of the underlying products and business segments.

     Net cash provided (used) by operating activities was $314.2 million, $(349.3) million, and $(459.4) million for the years ended December 31, 2001, 2000 and 1999, respectively. The increase in 2001 as compared to 2000 of $663.5 million resulted primarily from a decrease in benefits paid of $644.7 million and decrease in operating costs and expenses paid of $74.9 million from the prior year period. In addition, premiums received increased $25.7 million, fees received increased $28.3 million, and net investment income received increased by $16.7 million. The primary increase in cash provided by operations in 2000 as compared to 1999 is primarily due to the net decrease in other assets and other liabilities offset somewhat by a larger decrease in policy liabilities as compared with prior year.

     Net cash used in investing activities was $782.6 million, $269.5 million and $101.9 million for the years ended December 31, 2001, 2000, and 1999, respectively. The increase in net cash used in 2001 as compared to 2000 of $513.1 million, resulted primarily from an increase in purchases of fixed maturities of $565.5 million. Offsetting the cash used by increases in fixed maturities purchases were increases in cash provided by the maturity, prepayment and scheduled redemptions of short-term and other invested assets of $36.4 million and a decrease in purchases of mortgage loans of $15.5 million. The increase in net cash used in 2000 as compared to 1999 resulted primarily from an increase in fixed maturities purchases, offset somewhat by an increase in the maturities, prepayments or scheduled redemptions of fixed maturities

     Net cash provided by financing activities was $306.5 million, $636.5 million and $778.6 million, for the years ended December 31, 2001, 2000 and 1999, respectively. The decrease in cash provided by financing activities in 2001 as compared to 2000 of $330.0 million resulted from increase in maturities and withdrawals from universal life and investment-type contracts in excess of increases in deposits. The decrease in 2000 as compared to 1999 is the result of no financing activities in 2000, after JHVLICO received a capital contribution in 1999 and repaid its short-term notes payable. Increases in deposits to universal life and investment-type contracts in 2000 as compared to 1999 approximately offset the increase in withdrawals and maturities.

  A primary liquidity concern with respect to life insurance and annuity products is the risk of early policyholder and contractholder withdrawal. The following table summarizes our annuity policy reserves and deposit fund liabilities for the contractholder's ability to withdraw funds for the indicated periods:

---------------------------------------------------------------------------
                                      AS OF                  AS OF
                                   DEC. 31,2001           DEC. 31,2000
                                   ------------           ------------
                                 AMOUNT        %        AMOUNT         %
                                 ------      -----      ------       -----
                              (IN MILLIONS)          (IN MILLIONS)
Subject to discretionary
 withdrawal at contract
 value less surrender
 charge .....................    $45.4        75.0%      $54.7        75.1%
Not subject to
 discretionary withdrawal
 provisions .................      7.6        12.6         7.1         9.8
Subject to discretionary
 withdrawal adjustment:
 At contract value ..........      7.5        12.4        11.0        15.1
                                 -----       -----       -----       -----
Total annuity reserves and
 deposit funds liability ....    $60.5       100.0%      $72.8       100.0%
                                 =====       =====       =====       =====

---------------------------------------------------------------------------

  Individual life insurance policies are less susceptible to withdrawal than are individual annuity contract because policyholders in later policy years may incur surrender charges and undergo a new underwriting process in order to obtain a new insurance policy. As indicated in the table above, there is a substantial percentage of annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal at the contract value less a surrender charge. Of the remaining percentage, a little over half are not subject to withdrawal. In addition, none of these obligations can be accelerated based on any change in JHVLICO's credit rating.

  Individual life insurance policies (other than term life insurance) increase in cash value over their lives. Policyholders have the right to borrow from us an amount generally up to the cash value of their policy at any time. As of December 31, 2001, we had approximately $7.1 billion in cash values in which policyholders have rights to policy loans. The majority of cash values eligible for policy loans are at variable interest rates which are reset annually on the policy anniversary. Moreover, a portion of our fixed interest rate policy loans have features that provide for reduced crediting rates on the portion of cash values loaned. Policy loans were $352.0 million and $334.2 million at December 31, 2001 and 2000, respectively.

  JHVLICO reviewed its financial information about contractual obligations and commercial commitments by due date and expiration date as of December 31, 2001. Contractual obligations of JHVLICO are those obligations fixed by agreement as to dollar amount and date of payment. Other commercial commitments are those commitments entered into by JHVLICO with known expiration dates. JHVLICO identified investment purchase commitments of $55.8 million due in less than one year as its primary contractual obligation. No other contractual obligation or commercial commitment was identified by JHVLICO.

  The risk-based capital standards for life insurance companies, as prescribed by the National Association of Insurance Commissioners, establish a risk-based capital ratio comparing adjusted surplus to required surplus for each of our United States domiciled insurance subsidiaries. If the risk-based capital ratio falls outside of acceptable ranges, regulatory action may be taken ranging from increased information requirements to mandatory control by the domiciliary insurance department. The risk-based capital ratios of our insurance subsidiary as of December 31, 2001, were above the ranges that would require regulatory action.

  We maintain reinsurance programs designed to protect against large or unusual losses. Based on our review of our reinsurers' financial statements and reputations in the reinsurance marketplace, we believe that our reinsurers are financially sound, and, therefore, that we have no significant exposure to uncollectable reinsurance in excess of uncollectable amounts already recognized in our audited consolidated financial statements. JHVLICO has also entered into reinsurance agreements which transfers risks and profits to John Hancock Life Insurance Company, the parent. The reinsurance agreements provide reinsurance expense allowances to reimburse JHVLICO for the related expenses. The agreements cover variable annuity, variable life insurance and term life insurance contracts issued by JHVLICO.

  Based on current trends, JHVLICO expects to generate sufficient positive operating cash to meet all short-term and long-term cash requirements. In addition, JHVLICO has a line of credit with John Hancock Capital Corporation, a subsidiary of John Hancock Life Insurance Company, totaling $250 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and JHVLICO.

Quantitative and Qualitative Disclosures About Market Risk

   Capital Markets Risk Management

  JHVLICO maintains a disciplined, comprehensive approach to managing capital market risks inherent in its business operations. To mitigate these risks, and effectively support Company objectives, investment operations are organized and staffed to focus investment management expertise on specific classes of investments, with particular emphasis placed on private placement markets. In addition, a dedicated unit of asset/liability risk management (ALM) professionals centralizes the implementation of its interest rate risk management program. As an integral component of its ALM program, derivative instruments are used in accordance with risk reduction techniques established through Company policy and with formal approval granted from the New York Insurance Department. JHVLICO's use of derivative instruments is monitored on a regular basis by the Parent's Investment Compliance Department and reviewed quarterly with senior management and the Committee of Finance of the Parent, (the Parent Company's Committee of Finance).

  JHVLICO's principal capital market exposures are credit and interest rate risk, which includes the impact of inflation, although we have certain exposures to changes in equity prices and foreign currency exchange rates. Credit risk pertains to the uncertainty associated with the ability of an obligor or counterparty to continue to make timely and complete payments of contractual principal and interest. Interest rate risk pertains to the change in fair value that occurs within fixed maturity securities or liabilities as market interest rates move. Equity and foreign currency risk pertain to price fluctuations, associated with JHVLICO's ownership of equity investments or non-US dollar denominated investments and liabilities, driven by dynamic market environments.

   Credit Risk

  JHVLICO manages the credit risk inherent in its fixed maturity securities by applying strict credit and underwriting standards, with specific limits regarding the proportion of permissible below investment grade holdings. We also diversify our fixed maturity securities with respect to investment quality and credit concentration. Concentrations are monitored with respect to issuer, industry, geographic location, and loan property-type. Where possible, consideration of external measures of creditworthiness, such as ratings assigned by nationally recognized rating agencies, supplement our internal credit analysis. JHVLICO uses simulation models to examine the probability distribution of credit losses to ensure that it can readily withstand feasible adverse scenarios. In certain limited circumstances JHVLICO may use the credit derivatives market to exchange credit risk for fixed rate payments if it believes this approach is more efficient than entering into a cash-based security transaction. In addition, JHVLICO periodically examines, on various levels of aggregation, its actual default loss experience on significant asset classes to determine if the losses are consistent with the (1) levels assumed in product pricing, (2) ACLI loss experience and (3) rating agencies' quality-specific cohort default data. These tests have generally found JHVLICO's aggregate experience to be favorable relative to these external benchmarks and consistent with priced-for-levels.

  JHVLICO evaluates fixed income securities on a case by case basis for issues of collectibility. The bond analysts operate in an industry-based, team-oriented structure that facilitates the evaluation of JHVLICO's entire fixed income holdings quarterly and formal presentations to management twice annually. In addition, trading levels of publicly traded securities and other market factors and industry trends are followed and their impact on individual credits are assessed as they occur. Indenture covenants which provide JHVLICO additional protection in the event of credit deterioration are also monitored continuously. When as a result of any of these analyses, management believes that the collectibility of any amounts owed is other than temporarily impaired, the underlying asset is written down to fair value.

  As of December 31, 2001, JHVLICO's fixed maturity portfolio was comprised of 87.7% investment grade securities and 12.3% below-investment-grade securities. These percentages are consistent with recent experience and indicative of JHVLICO's long-standing investment philosophy of pursuing moderate amounts of credit risk in anticipation of earning higher expected returns. We believe that credit risk can be successfully managed given our proprietary credit evaluation models and experienced personnel. For additional information regarding the credit quality of JHVLICO's portfolio, see Note 3 to our consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Segment Operations.

   Interest Rate Risk

  JHVLICO maintains a tightly controlled approach to managing its potential interest rate risk. Interest rate risk arises from many of our primary activities, as we invest substantial funds in interest-sensitive assets to support the issuance of our various interest-sensitive liabilities.

  We manage interest rate sensitive segments of our business, and their supporting investments, under one of two broadly defined risk management methods designed to provide an appropriate matching of assets and liabilities. For guaranteed rate products, where contractual liability cash flows are highly predictable we apply sophisticated duration-matching techniques to manage the segment's exposure to both parallel and non-parallel yield curve movements. Typically this approach involves a duration mismatch tolerance of less than +/ - ..05 years, with other techniques used for limiting exposure to non-parallel risk. Duration measures the sensitivity of the fair value of assets and liabilities to changes in interest rates. For example, should interest rates increase by 100 basis points, the fair value of an asset with a 5-year duration is expected to decrease in value by approximately 5.0%. For non-guaranteed rate products we apply scenario-modeling techniques to develop investment policies with what we believe to be the optimal risk/ return tradeoff given our risk constraints. Each scenario is based on near term reasonably possible hypothetical changes in interest rates that illustrate the potential impact of such events.

  We project asset and liability cash flows on guaranteed rate products and then discount them against credit-specific interest rate curves to attain fair values. Duration is then calculated by re-pricing these cash flows against a modified or "shocked" interest rate curve and evaluating the change in fair value versus the base case. As of December 31, 2001, the fair value of fixed maturity securities and mortgage loans supporting duration-managed liabilities was approximately $1,226.1 million.

  The risk management method for non-guaranteed rate products, such as whole life insurance is less formulaic, but more complex, due to the less predictable nature of the liability cash flows. For these products, we manage interest rate risk based on scenario-based portfolio modeling that seeks to identify the most appropriate investment strategy given probable policyholder behavior and liability crediting needs under a wide range of interest rate environments. As of December 31, 2001, the fair value of fixed maturity securities and mortgage loans supporting liabilities managed under this modeling was approximately $1,587.2 million.

   Derivative Instruments

  JHVLICO uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts, in accordance with Company investment policy. Permissible derivative applications include the reduction of economic risk (i.e., hedging) related to changes in yields, prices, cash flows, and currency exchange rates. In addition, certain limited applications of "income generation" are allowed. Examples of this type of use include the purchase of call options to offset the sale of embedded options in Company liability issuance or the purchase of swaptions to offset the purchase of embedded put options in certain investments. JHVLICO does not make a market or trade derivatives for speculative purposes.

  As of January 1, 2001, Financial Accounting Standard No. 133 ("Accounting for Derivative Instruments and Hedging Activities") became effective for all companies reporting under accounting principles generally accepted in the United States (GAAP). Briefly stated, SFAS No. 133 requires that all derivative instruments must be recorded as either assets or liabilities on JHVLICO's balance sheet, with quarterly recognition thereafter of changes in derivative fair values through its income statement. The income effect of derivatives that meet all requirements of a "qualified hedge" under SFAS No. 133 guidance may be offset, in part or in its entirety, by recognition of changes in fair value on specifically identified underlying hedged-items. These hedged-items must be identified at the inception of the hedge and may consist of assets, liabilities, firm commitments or forecasted transactions. Depending upon the designated form of the hedge (i.e., fair value or cash flow), changes in fair value must either be recorded immediately through income or through shareholders' equity (Other Comprehensive Income) for subsequent amortization into income.

  In preparing for the implementation of SFAS No. 133, JHVLICO invested significant time and resources to achieve two primary objectives. First, preserving the ability to hedge economic risks inherent in its business operations, with assurance that such hedges were structured in a SFAS No. 133 compliant fashion. Second, the reduction of income volatility arising from "ineffective" or less than perfect hedges, whereby income from hedged-item fair value recognition only partially offsets income from derivatives fair value recognition. In the course of achieving these objectives JHVLICO undertook an extensive examination of its derivatives hedging program. The examination identified one area where JHVLICO's risk management applications required adjustment to accommodate the mandates of SFAS No. 133. Each of these hedging applications was modified so as to retain its economic effectiveness and achieve compliance with SFAS No. 133. In addition, the examination proved beneficial in several other ways, including the implementation and customization of a vendor derivatives valuation and accounting software, improved front and back office derivatives capabilities, refinement of responsibilities to ensure appropriate separation of duties, and enhanced derivatives compliance procedures.

  The Parent's Investment Compliance Unit monitors all derivatives activity for consistency with internal policies and guidelines. All derivatives trading activity is reported monthly to the Parent Company's Committee of Finance for review, with a comprehensive governance report provided jointly each quarter by the Parent's Derivatives Supervisory Officer and Chief Investment Compliance Officer. The table below reflects JHVLICO's derivative positions hedging interest rate risk as of December 31, 2001. The notional amounts in the table represent the basis on which pay or receive amounts are calculated and are not reflective of credit risk. These fair value exposures represent only a point in time and will be subject to change as a result of ongoing portfolio and risk management activities.

-----------------------------------------------------------------------------------
                                          AS OF DECEMBER 31, 2001
                          -------------------------------------------------------
                                                           FAIR VALUE
                                               ----------------------------------
                                    WEIGHTED-     -100                    +100
                                     AVERAGE      BASIS                   BASIS
                          NOTIONAL    TERM        POINT      AS OF        POINT
                           AMOUNT    (YEARS)   CHANGE/(2)/  12/31/01   CHANGE/(2)/
                          --------  ---------  -----------  --------  -------------
                              (IN MILLIONS, EXCEPT FOR WEIGHTED-AVERAGE TERM)
-----------------------------------------------------------------------------------
Interest rate swaps.....  $1,341.8     3.9       $(24.0)     $(4.2)       $14.0
Futures contracts/(1)/..      33.8     8.1         (1.4)      (0.2)         1.0
Interest rate floors....     239.4     5.8          1.8        3.5          6.4
Interest rate caps......     361.4     8.4          1.9        1.2          0.2
                          --------               ------      -----        -----
Totals..................  $1,976.4     5.0       $(21.7)     $ 0.3        $21.6
                          ========               ======      =====        =====

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(1)Represents the notional value on open contracts as of December 31, 2001.

(2)The selection of a 100 basis point immediate change in interest rates should not be construed as a prediction by us of future market events but rather as an illustration of the potential impact of such an event.

  Our non-exchange-traded derivatives are exposed to the possibility of loss from a counterparty failing to perform its obligations under terms of the derivative contract. We believe the risk of incurring losses due to nonperformance by our counterparties is remote. To manage this risk, Company procedures include the (a) on-going evaluation of each counterparty's credit ratings, (b) the application of credit limits and monitoring procedures based on an internally developed, scenario-based risk assessment system, (c) quarterly reporting of each counterparty's "potential exposure", (d) master netting agreements, and (e) the use of collateral agreements. Futures contracts trade on organized exchanges and have effectively no credit risk.

  As of December 31, 2001, JHVLICO had no outstanding fixed income obligations.

Separate Accounts

  State laws permit insurers to establish separate accounts in which to hold assets backing certain policies or contracts, including variable life insurance policies and variable annuity contracts. The insurance company maintains the investments in each separate account apart from other separate accounts and the general account. The investment results of the separate account assets are passed through directly to the account's policyholders or contract owners. The insurance company derives certain fees from, but bears no investment risk on, these assets. Other than amounts derived from or otherwise attributable to JHVLICO's general account, assets of its separate accounts are not available to fund the liabilities of its general account.

Competition

  The life insurance business is highly competitive. There are numerous stock and other types of insurers in the life/health insurance business in the United States.

  Rating agency data through December 31, 2001, affirms JHVLICO's financial stability rating from A.M. Best Company, Inc. of A++, its highest, based on the strength of John Hancock and the capital guarantee discussed below. Standard & Poor's Corporation and Fitch, Inc. have assigned insurance claims-paying ability ratings to JHVLICO of AA+ and AAA, respectively, which place JHVLICO in the second highest and highest categories, respectively, by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa2, which is its third highest rating.

Employees and Facilities

  John Hancock provides JHVLICO with personnel, property, and facilities for the performance of certain of JHVLICO's corporate and operational functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in JHVLICO's operations. The amount of service fee charged to JHVLICO was $159.9 million for the year ended December 31, 2001.

Transactions with John Hancock

  As indicated, property, personnel, and facilities are provided, at a service fee, by John Hancock for purposes of JHVLICO's operations. In addition, John Hancock has contributed all of JHVLICO's capital, of which $1.8 million of paid-in capital was returned to John Hancock during 1993. It is expected that arrangements and transactions such as the foregoing will continue in the future to an indeterminate extent.

  See Note 2 to our audited consolidated GAAP financial statements included elsewhere in this prospectus for additional information on related party transactions.

Legal Proceedings

  We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as a provider of insurance protection products, as well as an employer and taxpayer. In addition, state regulatory bodies, the Unites States Securities and Exchange Commission and other regulatory bodies regularly make inquiries and, from time to time conduct examinations concerning our compliance with, among other things, insurance laws and securities laws. We do not believe that the ultimate resolution of the litigation referred to above or any of these other matters that are currently pending, either individually or in the aggregate, will have a material adverse effect on our business, financial condition or results of operations.

   Sales Practice Class Action Settlement

  Over the past several years, companies engaged in the life insurance business have faced extensive claims, including class-action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. On December 31, 1997, the United States District Court for the District of Massachusetts approved a settlement of a nationwide class action lawsuit regarding sales practices against John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Distributors, Inc., captioned Duhaime, et al. v. John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance

Company and John Hancock Distributors, Inc. With certain limited exceptions, the class that is bound by the terms of the settlement includes persons and entities who at any time during the class period (January 1, 1979 through December 31, 1996) had an ownership interest in one or more of our whole life, universal life or variable life insurance policies (and certain annuities and mutual funds) issued during the class period.

  In conjunction with this settlement, we had a total reserve that stood at $7.0
million and $66.3 million at December 31, 2001 and 2000, respectively.   We
incurred settlement related costs of $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. In 1999, JHVLICO updated its estimate of the cost of claims subject to alternative dispute resolution (ADR) relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above in 2001. The adjustment to the reserve in 2001 was the result of JHVLICO being able to better estimate the cost of settling the remaining claims, which on average tend to be the larger more complicated claims. The better estimate is from experience with actual settlement of similar claims.

  Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase
(i.e. arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by JHVLICO.

Regulation

  Our business is subject to extensive regulation at both the state and Federal level, including regulation under state insurance and Federal and state securities laws.

   State Insurance Regulation

  JHVLICO complies with extensive state regulation in the jurisdictions in which it does business. Most states have laws and regulations governing such issues as: what lines of business a company may engage in; underwriting practices, including a company's ability to request results of applicants' genetic tests; what premium rates may be charged in various lines of business; what products a company may sell; mandating certain insurance benefits and policy forms; minimum rates for accumulation of cash values and maximum rates for policy loans; licensing of insurance companies and agents; advertising and marketing practices; statutory accounting and reporting requirements; reserve requirements and solvency standards; admitted statutory assets; the appropriate mix of investments; dividend payments; transactions with affiliates; and level of ownership regarding acquisitions of control. State insurance departments periodically review the business and operations of an insurance company by examining its financial condition and how its agents sell its products.

  State insurance regulatory authorities and other state law enforcement agencies and attorneys general from time to time make inquiries concerning whether our insurance business is in compliance with applicable regulations. We reasonably and promptly respond to such inquiries and take corrective action if warranted.

  State insurance regulators and the National Association of Insurance Commissioners are continually re-examining existing laws and regulations. Among other things, these laws and regulations may focus on insurance company investments, financial reporting and solvency issues, risk-adjusted capital guidelines, interpretations of existing laws, the development of new laws, the implementation of non-statutory guidelines and the circumstances under which dividends may be paid.

   Regulation Governing Potential Acquisitions of Control

  We are subject to regulation under the insurance holding company statutes of Massachusetts, which is our state of domicile. The Massachusetts insurance law contains provisions which, in general, provide that the acquisition or change of "control" of a domestic insurer or of any person that controls a domestic insurer cannot be consummated without the prior approval of the Massachusetts Commissioner of Insurance. In general, a presumption of "control" arises from the ownership, control, possession with the power to vote or possession of proxies with respect to, 10% or more of the voting securities of an insurer or of a person that controls an insurer. A person seeking to acquire control, directly or indirectly, of a Massachusetts insurance company or of any person controlling a Massachusetts insurance company must file an application for approval of the acquisition of control with the Massachusetts Commissioner of Insurance and obtain the approval of the Massachusetts Commissioner of Insurance before consummating the acquisition.

   Surplus and Capital Requirements

  Insurance regulators have the discretionary authority, in connection with the ongoing licensing of our insurance businesses, to limit or prohibit the ability to issue new policies if, in the regulators' judgment, the insurer is not maintaining a minimum amount of surplus or is in hazardous financial condition. Limits may also be established on the ability to issue new life insurance policies and annuity contracts above an amount based upon the face amount and premiums of policies of a similar type issued in the prior year.

   Risk-Based Capital

  The National Association of Insurance Commissioners (NAIC) has established risk-based capital (RBC) standards for life insurance companies as well as a model act to apply such standards at the state level. The model act provides that life insurance companies must submit an annual risk-based capital report to state regulators reporting their risk-based capital based on five categories of risk: asset risk-affiliates, asset risk-other, insurance risk, interest rate risk and business risk. The formula is intended to be used by insurance regulators as an early warning tool to identify possible weakly capitalized companies for purposes of initiating further regulatory action.

  In 2001, the NAIC changed the risked-based capital formula which resulted in RBC charges or a higher risk-based capital ratio. The most significant change made by NAIC is to tax effect the RBC, which is similar to reducing the risk factors being applied to the different risk categories. One other change was the creation of a common stock asset risk category and its treatment in the covariance calculation. This change also lowered RBC.

   Statutory Investment Valuation Reserves

  Life insurance companies are required to establish an asset valuation reserve
(AVR) consisting of two components: (i) a "default component," which provides for future credit-related losses on fixed maturity investments, and (ii) an "equity component," which provides for losses on all types of equity investments, including equity securities and real estate. Insurers also are required to establish an interest maintenance reserve (IMR) for net realized capital gains and losses on fixed maturity securities, net of tax, related to changes in interest rates. The IMR is required to be amortized into statutory earnings on a basis reflecting the remaining period to maturity of the fixed maturity securities sold. These reserves are required by state insurance regulatory authorities to be established as a liability on a life insurer's statutory financial statements, but do not affect our financial statements prepared in accordance with GAAP. Although future additions to AVR will reduce the future statutory capital and surplus of JHVLICO, we do not believe that the impact under current regulations of such reserve requirements will materially affect the ability of JHVLICO to increase its statutory capital and surplus.

  IRIS Ratios

  The National Association of Insurance Commissioners has developed a set of financial tests known as the Insurance Regulatory Information System (IRIS) for early identification of companies which may require special attention by insurance regulators. Insurance companies submit data on an annual basis to the National Association of Insurance Commissioners. This data is used to calculate ratios covering various categories of financial data, with defined "usual ranges" for each category. IRIS consists of 13 key financial ratios for life insurance companies. An insurance company may fall out of the usual range with respect to one or more ratios because of specific transactions that are in themselves immaterial or eliminated at the consolidated level. Departure from the usual range on four or more of the ratios may lead to inquiries from individual states' insurance departments. During the five-year period ended December 31, 2001, John Hancock Variable Life Insurance Company and its subsidiary, Investors Partner Life Insurance Company, had several ratios outside of the usual range. John Hancock Variable Life Insurance Company had eight unusual ratios, all of which resulted from growth in the business and the effect of reinsurance contracts with John Hancock Life Insurance Company. Investors Partner Life Insurance Company had ten unusual ratios due to the fact it writes no new business.

   Regulation of Investments

  Our insurance businesses are subject to state laws and regulations that require diversification of their investment portfolios. Some of these laws and regulations also limit the amount of investments in specified investment categories, such as below investment grade fixed maturity securities, equity real estate, other equity investments and derivatives. Failure to comply with these laws and regulations would cause investments exceeding regulatory limitations to be treated as nonadmitted assets for purposes of measuring statutory surplus, in some instances, requiring divestiture. State regulatory authorities from the domiciliary states of our insurance subsidiaries have not indicated any non-compliance with any such regulations.

   Valuation of Life Insurance Policies Model Regulation

  The National Association of Insurance Commissioners has adopted a revision to the Valuation of Life Insurance Policies Model Regulation (known as Revised
XXX). This model regulation established new minimum statutory reserve requirements for certain individual life insurance policies written in the future. Before the new reserve standards can become effective, individual states must adopt the model regulation. Massachusetts adopted the Regulation effective January 1, 2001.

   Federal Insurance Initiatives and Legislation

  Although the Federal government generally does not directly regulate the insurance business, federal initiatives often have an impact on our business. Current and proposed measures that may significantly affect the insurance business generally include limitations on anti-trust immunity, minimum solvency requirements and health care reform.

     On November 12, 1999, the Gramm-Leach-Bliley Act of 1999 became law, implementing fundamental changes in the regulation of the financial services industry in the United States. The act permits the transformation of the already converging banking, insurance and securities industries by permitting mergers that combine commercial banks, insurers and securities firms under one holding company. Under the act, national banks retain their existing ability to sell insurance products in some circumstances. In addition, bank holding companies that qualify and elect to be treated as "financial holding companies" may engage in activities, and acquire companies engaged in activities, that are "financial" in nature or "incidental" or "complementary" to such financial activities, including acting as principal, agent or broker in selling life, property and casualty and other forms of insurance, including annuities. A financial holding company can own any kind of insurance company or insurance broker or agent, but its bank subsidiary cannot own the insurance company. Under state law, the financial holding company would need to apply to the insurance commissioner in the insurer's state of domicile for prior approval of the acquisition of the insurer, and the act provides that the commissioner, in considering the application, may not discriminate against the financial holding company because it is affiliated with a bank. Under the act, no state may prevent or interfere with affiliations between banks and insurers, insurance agents or brokers, or the licensing of a bank or affiliate as an insurer or agent or broker.

     On October 26, 2001, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 was enacted into law as part of the USA PATRIOT Act. Among its many provisions the law requires that financial institutions adopt anti-money laundering programs that include policies, procedures and controls to detect and prevent money laundering, designate a compliance officer to oversee the program and provide for employee training, and periodic audits in accordance with regulations to be issued by the U.S. Treasury Department. JHVLICO is actively developing a program in order to fully comply with the applicable provisions of the Act and the related Treasury Regulations.

       Tax Legislation

     Currently, under the Internal Revenue Code, holders of many life insurance and annuity products, including both traditional and variable products, are entitled to tax-favored treatment on these products. For example, income tax payable by policyholders on investment earnings under traditional and variable life insurance and annuity products which are owned by natural persons is deferred during the product's accumulation period and is payable, if at all, only when the insurance or annuity benefits are actually paid or to be paid. Also, for example, interest on loans up to $50,000 secured by the cash value of life insurance policies owned by businesses on key employees is eligible for deduction even though investment earnings during the accumulation period are tax-deferred.

     In the past, legislation has been proposed that would have curtailed the tax-favored treatment of some of our insurance and annuity products. If any such proposals were enacted, market demand for such products would be adversely affected. In addition, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), enacted by Congress in 2001, provides for the gradual reduction and eventual elimination of Federal estate taxes by the year 2010. But EGTRRA also contains a sunset provision which would reinstate Federal estate taxes in the year 2011, based on the Internal Revenue Code in effect prior to the enactment of EGTRRA. Many insurance products are designed and sold to help policyholders reduce the effect of Federal estate taxation on their estates. The enactment of EGTRRA has adversely affected sales of certain of our insurance and investment advisory products, but this effect is mitigated somewhat by the sunset provision. If the sunset provision of EGTRRA is eliminated in the future, the adverse affect on the sales of these products could increase. In addition, sales of split dollar life insurance products have been adversely affected by proposed changes being considered by the Internal Revenue Service.

       Securities Laws

     All of our separate investment accounts that fund retail variable annuity contracts and retail variable life insurance products issued by us, other than those which fund private placement investment options that are exempt from registration or support fixed rate investment options that are also exempt from registration, are registered both under the Securities Act and the Investment Company Act. Products sold to sophisticated investors as "private placements" are exempt from registration under both acts but may be subject to other requirements of those laws, such as antifraud provisions and the terms of applicable exemptions.

Directors and Executive Officers

The directors and executive officers of JHVLICO and their principal occupations during the past five years are as follows:

----------------------------------------------------------------------------------------------
Directors and Executive Officers              Principal Occupations
--------------------------------              ---------------------
David F. D'Alessandro .....................   Chairman of the Board of JHVLICO; Chairman,
                                              President and Chief Executive Officer, John
                                              Hancock Life Insurance Company.
Michele G. Van Leer .......................   Vice Chairman of the Board and President of
                                              JHVLICO; Senior Vice President, John Hancock
                                              Life Insurance Company.
Ronald J. Bocage ..........................   Director, Vice President and Counsel of JHVLICO;
                                              Vice President and Counsel, John Hancock Life
                                              Insurance Company.
Todd G. Engelsen ..........................   Director and Vice President of JHVLICO; Vice
                                              President, John Hancock Life Insurance Company
Bruce M. Jones ............................   Director and Vice President of JHVLICO; Senior
                                              Vice President, John Hancock Life Insurance
                                              Company.
Daniel L. Ouellette .......................   Director and Vice President of JHVLICO; Senior
                                              Vice President, John Hancock Life Insurance
                                              Company.
Barbara L. Luddy ..........................   Director, Vice President and Actuary of JHVLICO;
                                              Senior Vice President, John Hancock Life
                                              Insurance Company.
Robert R. Reitano .........................   Director, Vice President and Chief Investment
                                              officer of JHVLICO; Senior Vice President and
                                              Chief Investment Strategist, John Hancock Life
                                              Insurance Company.
Paul Strong ...............................   Director and Vice President of JHVLICO; Vice
                                              President, John Hancock Life Insurance Company.
Roger G. Nastou ...........................   Vice President, Investments, of JHVLICO; Vice
                                              President, John Hancock Life Insurance Company
Julie H. Indge ............................   Treasurer of JHVLICO; Assistant Treasurer, John
                                              Hancock Life Insurance Company
Earl W. Baucom ............................   Controller of JHVLICO; Senior Vice President and
                                              Controller, John Hancock Life Insurance Company.
Peter Scavongelli .........................   Secretary of JHVLICO; State Compliance Officer,
                                              John Hancock Life Insurance Company
----------------------------------------------------------------------------------------------



     The business address of all directors and executive officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

Executive  Compensation

     The following table provides information on the allocated compensation paid to the chief executive officer for 2001. There were no other executive officers of JHVLICO whose allocated compensation exceeded $100,000 during 2001. Executive officers of JHVLICO also serve one or more of the affiliated companies of John Hancock. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of JHVLICO.

     Directors of JHVLICO receive no compensation in addition to their compensation as employees of John Hancock.

-----------------------------------------------------------------------------------------------------
                                           Annual Compensation              Long-Term Compensation
                                           -------------------              ----------------------
             Name                    Title       Salary    Bonus   Other      LTIP       All Other
             ----                    -----       ------    -----   -----      ----       ---------
D. F. D'Alessandro                 Chairman      $37,632  $61,555  $3,041   $49,428          $0
-----------------------------------------------------------------------------------------------------


 PERFORMANCE INFORMATION

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

  Total return at the Account level is the percentage change between:

..    the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

..    the value at the end of such period.

     At the Account level, total return reflects adjustments for:

..    the mortality and expense risk charges,

..    the annual contract fee, and

..    any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

     Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any withdrawal charge and it may be for additional durations.

     We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

REPORTS

     At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

VOTING PRIVILEGES

     At meetings of the Series Funds' shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

CERTAIN CHANGES

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

..    to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

..    to add or delete variable investment options,

..    to change the underlying investment vehicles,

..    to operate the Account in any form permitted by law, and

..    to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

..    the size of the initial premium payment,

..    the size of the group or class,

..    the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

..    the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

..    the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

..    the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

     Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock.

     You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHVLICO and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither JHVLICO nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

     From time to time, Signator, at its expense, may provide significant additional compensation to financial services firms which sell or arrange for the sale of the contracts. Such compensation may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the contracts, and/or other financial services firms-sponsored events or activities.

EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of John Hancock Variable Account JF at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included the financial statements of JHVLICO in this prospectus, and the financial statements of the Account in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                                  page of SAI
DISTRIBUTION .......................................................    2
CALCULATION OF PERFORMANCE
  DATA .............................................................    2
CALCULATION OF ANNUITY PAYMENTS ....................................    4
ADDITIONAL INFORMATION ABOUT
 DETERMINING UNIT VALUES ...........................................    6
PURCHASES AND
 REDEMPTIONS OF FUND SHARES ........................................    7
THE ACCOUNT ........................................................    7
DELAY OF CERTAIN PAYMENTS ..........................................    7
LIABILITY FOR TELEPHONE TRANSFERS ..................................    8
VOTING PRIVILEGES ..................................................    9
FINANCIAL STATEMENTS ...............................................   10

                 APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS

 INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

  We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     . corporate bonds,

     . mortgages,

     . mortgage-backed and asset-backed securities, and

     . government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

 GUARANTEED INTEREST RATES

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     . receive your premium payment,

     . effectuate your transfer, or

     . renew your guarantee period

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

 COMPUTATION OF MARKET VALUE ADJUSTMENT

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                         n
                                         -
                                         12
                      (   1  +  g     )
                        --------------     -1)
                        1 + c + 0.005
  where,

     . G is the guaranteed rate in effect for the current guarantee period.

     . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                            7%
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
-------------------------------------------------------------------------------------


Market value adjustment:
                                                        60
                                                        --
                                                        12
                                           1 + 0.08
                            10,000 x [(----------------)     -1] = 243.73
                                       1 + 0.07 + 0.005



 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $243.73 = $10,243.73

 SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           9%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------

Market value adjustment:

                                           60
                                           --
                                           12
              10,000 x [(     1 + 0.08    )
                          ----------------   - 1] = -666.42
                          1 + 0.09 + 0.005


 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- 666.42 = $9,333.58

 SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7.75%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------


Market value adjustment:


                                               60
                                               --
                                               12
                10,000 x [(     1 + 0.08      )
                            ------------------     - 1] = -114.94
                            1 + 0.0775 + 0.005



 Amount withdrawn or transferred (adjusted for market value adjustment): $10,000
- 114.94  = $9,885.06

  ________________________________________________________________________

 *All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

 ASSUME THE FOLLOWING FACTS:

 . On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

 . On January 1, 2002, you make a $1,000 premium payment

 . On January 1, 2003, you make a $1,000 premium payment.

 . On January 1, 2004, the total value of your contract is $7,500 because of favorable investment earnings.

  Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your contract.

  $7,000.00   --  withdrawal request payable to you
  +  289.36   --  withdrawal charge payable to us
  ------------

  $7,289.36   --  TOTAL AMOUNT WITHDRAWN FROM YOUR CONTRACT

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1. We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

  2. Next we repay to you the $5,000 premium you paid in 2001 Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

  $  5,000
     - 200  --  free withdrawal amount (payable to you)
  --------
  $  4,800
    x  .04
  --------
  $    192  --  withdrawal charge on 2001 premium payment (payable to us)

  $  4,800
     - 192
  --------
  $  4,608  --  part of withdrawal request payable to you

  3. We NEXT deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $  1,000
     x .05
   -------
       $50  --  withdrawal charge on 2002 premium payment (payable to us)

  $  1,000
      - 50
     -----
      $950  --  part of withdrawal request payable to you

  4.We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

  $ 7,000  --   total withdrawal amount requested
    - 500  --   profit
    - 200  --   free withdrawal amount
   -4,608  --   payment deemed from initial premium payment
    - 950  --   payment deemed from 2002 premium payment
    -----
   $  742  --   additional payment to you needed to reach $7,000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

   $742      =   x - [.06x]
   $742      =   .94x $742/.94  =   x
   $789.36   =   x

   $789.36   --   deemed withdrawn from 2003 premium payment
  -$742.00   --   part of withdrawal request payable to you
  --------
   $ 47.36   --   withdrawal charge on 2003 premium deemed withdrawn (payable to us)

     APPENDIX C - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

     The following are examples of the optional earnings enhancement death benefit. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

EXAMPLE 1 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH STANDARD DEATH BENEFIT, NO ADJUSTMENTS FOR WITHDRAWALS OR ADDITIONAL PREMIUM PAYMENTS

     Assume:

..    You elect the earnings enhancement death benefit rider (but not the enhanced death benefit rider) when you purchase your contract,

..    At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

..    You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

..    We determine the death benefit before the Maturity Date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

Calculation of Standard Death Benefit

     We compare the total value of your contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount

     Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

     Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

     Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

     The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefor $32,000.

     The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

EXAMPLE 2 - EARNINGS ENHANCEMENT DEATH BENEFIT WITH ENHANCED DEATH BENEFIT, ADJUSTED FOR WITHDRAWAL AND ADDITIONAL PREMIUM

     Assume:

..    You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

..    At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

..    You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

..    On the seventh anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

..    On the day after the seventh anniversary of your contract, you make a withdrawal of $80,000,

..    On the eighth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the eighth year of your contract

..    We determine the death benefit before the Maturity Date in the middle of the ninth year of your contract, on a day when the total value of your contract is $120,000.

Calculation of Enhanced Death Benefit

     In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your contract on the date the death benefit is determined.

     Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, adjusted for any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

     Calculation of Highest Anniversary Value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the "highest anniversary value" is $105,000.

     The total value of your contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefor $120,000.

Calculation of Earnings Enhancement Amount

     Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

     Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

     Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

     The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefor $3,750.

     The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

                          SUPPLEMENT DATED MAY 1, 2002

                                       TO

                         PROSPECTUSES DATED MAY 1, 2002

This Supplement is intended to be distributed with prospectuses dated May 1, 2002 for certain variable annuity contracts that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance
Company ("JHVLICO") on or before May 1, 2002 ("Product Prospectuses").   The
variable annuity contracts involved bear the title "REVOLUTION VARIABLE ANNUITY." This Supplement contains amendments to the Product Prospectuses and is accompanied with the applicable Series Fund's prospectus, as supplemented. ("Series Fund" is defined in the applicable Product Prospectus.)

ADDITIONAL VARIABLE INVESTMENT OPTIONS

Contracts issued before May 1, 2001

  If your contract was issued before May 1, 2001, your contract currently enables you to invest in five additional variable investment options:

-----------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                     MANAGED BY
--------------------------------               ---------------
  V.A. Sovereign Investors................     John Hancock Advisers, LLC
  AIM V.I. Growth.........................     A I M Advisors, Inc.
  International Opportunities B*..........     T. Rowe Price International, Inc.
  Templeton Foreign Securities**..........     Templeton Investment Counsel, Inc.
  Templeton Developing Markets
   Securities.............................     Templeton Asset Management, Ltd.
-----------------------------------------------------------------------------------------------

  * International Opportunities B was formerly "International Equity." ** Templeton Foreign Securities was formerly "Templeton International
     Securities."

Contracts issued between May 1, 2001 and April 30, 2002

  If your contract was issued between May 1, 2001 and April 30, 2002, your contract currently enables you to invest in two additional variable investment options:

-----------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                     MANAGED BY
--------------------------------               ---------------
  AIM V.I. Growth.........................     A I M Advisors, Inc.
  International Opportunities B*..........     T. Rowe Price International, Inc.
-----------------------------------------------------------------------------------------------

  * International Opportunities B was formerly "International Equity."

Series Funds

  If you select any of the additional variable investment options listed in this Supplement that are available to you, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I, John Hancock Declaration Trust, the AIM Variable Insurance Funds (Series I Class) or the Franklin Templeton Variable Insurance Products Trust (Class 2). In the prospectus, the term "Series Funds" includes Franklin Templeton Variable Insurance Products Trust, and the term funds includes the investment options of a Series Fund corresponding to the additional variable investment options shown on the first page of this Supplement.

 We may modify or delete any of these additional variable investment options in the future.

ANNUAL FUND EXPENSES AND NOTES TO ANNUAL FUND EXPENSES

  The Annual Fund Expenses table beginning on page 5 of the prospectus, and the accompanying notes to the Annual Fund Expenses Table, are supplemented with the following information:

                                                                                  ----------------
                                                                                     Total Fund        Total Fund
                                    Investment  Distribution and  Other Operating    Operating          Operating
                                    Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                               Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                           ----------  ----------------  ---------------  --------------  ------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
International Opportunities B*....     1.20%          N/A              0.10%            1.30%             1.41%

JOHN HANCOCK DECLARATION TRUST
 (NOTE 2):
V.A. Sovereign Investors..........     0.60%          N/A              0.10%            0.70%             0.70%

AIM VARIABLE INSURANCE FUNDS -
 SERIES I CLASS:
AIM V.I. Growth...................     0.62%          N/A              0.26%            0.88%             0.88%

FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS
 2 SHARES (NOTE 3):
Templeton Foreign Securities**....     0.69%         0.25%             0.22%            1.15%             1.16%
Templeton Developing Markets           1.25%         0.25%             0.32%            1.82%             1.82%
 Securities.......................     1.25%         0.25%             0.32%            1.82%             1.82%
                                                                                  ----------------

Notes to Annual Fund Expenses

  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses the fund shown above when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for International Opportunities B are calculated as if the current management fee schedule, which became effective October 1, 2001, was in effect for all of 2001.

   *  International Opportunities B Fund was formerly "International Equity."

  (2) Percentages shown for the above John Hancock Declaration Trust fund reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each such fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

  (3) The Franklin Templeton Variable Insurance Products Trust funds' class 2 distribution plan or "rule 12b-1 plan" is described in the funds' prospectus. For the Templeton Foreign Securities Fund, the "Total Fund Operating Expenses with Reimbursement" reflects a management fee reduction of 0.01%. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

  ** Templeton Foreign Securities was formerly "Templeton International Securities."

EXAMPLES

  The following tables supplement the examples contained in the prospectuses that show the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to a variable investment option, assuming a 5% annual return on assets. Actual expense may be greater or less than those shown.

  Example I If you "surrender" (turn in) your All Rider Contract at the end of the applicable time period, you would pay:

-------------------------------------------------------------------------------------
                                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
  AIM V.I. Growth                                $ 97     $148     $202       $364
-------------------------------------------------------------------------------------
  V.A. Sovereign Investors                       $ 95     $143     $193       $348
-------------------------------------------------------------------------------------
  International Opportunities B                  $101     $160     $221       $401
-------------------------------------------------------------------------------------
  Templeton Foreign Securities                   $ 99     $156     $214       $388
-------------------------------------------------------------------------------------
  Templeton Developing Markets Securities        $106     $175     $245       $445
-------------------------------------------------------------------------------------

  Example II   If you begin receiving payments under one of the annuity payment options of an All Rider Contract at the end of the applicable time period, or if you do not surrender your All Rider Contract, you would pay:

-------------------------------------------------------------------------------------
                                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
  AIM V.I. Growth                                 $34     $103     $175       $364
-------------------------------------------------------------------------------------
  V.A. Sovereign Investors                        $32     $ 98     $166       $348
-------------------------------------------------------------------------------------
  International Opportunities B                   $38     $115     $194       $401
-------------------------------------------------------------------------------------
  Templeton Foreign Securities                    $36     $111     $187       $388
-------------------------------------------------------------------------------------
  Templeton Developing Markets Securities         $43     $130     $218       $445
-------------------------------------------------------------------------------------

  Example III If you "surrender" (turn in) your No Rider Contract at the end of the applicable time period, you would pay:

-------------------------------------------------------------------------------------
                                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
  AIM V.I. Growth                                 $84     $111     $139       $243
------------------------------------------------------------------------------------
  V.A. Sovereign Investors                        $82     $105     $130       $224
------------------------------------------------------------------------------------
  International Opportunities B                   $89     $123     $161       $286
------------------------------------------------------------------------------------
  Templeton Foreign Securities                    $87     $119     $153       $271
------------------------------------------------------------------------------------
  Templeton Developing Markets Securities         $94     $139     $187       $336
------------------------------------------------------------------------------------

  Example IV   If you begin receiving payments under one of the annuity payment options of a No Rider Contract at the end of the applicable time period, or if you do not surrender your No Rider Contract, you would pay:

-------------------------------------------------------------------------------------
                                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
  AIM V.I. Growth                                 $21      $66     $113       $243
-------------------------------------------------------------------------------------
  V.A. Sovereign Investors                        $19      $60     $104       $224
-------------------------------------------------------------------------------------
  International Opportunity B                     $26      $78     $134       $286
-------------------------------------------------------------------------------------
  Templeton Foreign Securities                    $24      $74     $127       $271
-------------------------------------------------------------------------------------
  Templeton Developing Markets Securities         $31      $94     $160       $336
-------------------------------------------------------------------------------------

MISCELLANEOUS

  The additional variable investment options shown above are each subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can I change my contract's investment allocations?" in the Basic Information section of the prospectus.)

CONDENSED FINANCIAL INFORMATION

   No information is available for the REVOLUTION variable annuity contracts because none were issued as of December 31, 2001.



THIS SUPPLEMENT IS ACCOMPANIED WITH THE APPLICABLE SERIES FUND'S PROSPECTUS, AS SUPPLEMENTED, THAT CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS FOR THE V.A. SOVEREIGN INVESTORS, AIM V.I. GROWTH, INTERNATIONAL OPPORTUNITIES B, TEMPLETON FOREIGN SECURITIES AND TEMPLETON DEVELOPING MARKETS INVESTMENT OPTIONS. BE SURE TO READ THAT PROSPECTUS (OR PROSPECTUS SUPPLEMENT) BEFORE SELECTING THE CORRESPONDING INVESTMENT OPTION.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002

                                   REVOLUTION

            deferred combination fixed and variable annuity contracts
                                    funded in

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               __________________


This statement of additional information ("SAI"), dated May 1, 2002 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account JF (the "Account") dated May 1, 2002, for the Contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street, Charlestown, Massachusetts 02129, telephone number 1-800-824-0335.

                                TABLE OF CONTENTS

                                _________________



                                                                    PAGE OF SAI
                                                                    -----------
Distribution...................................................          2
Calculation of Performance Data................................          2
Calculation of Annuity Payments................................          4
Additional Information About Determining Unit Values...........          6
Purchases and Redemptions of Fund Shares.......................          7
The Account....................................................          7
Delay of Certain Payments......................................          7
Liability for Telephone Transfers..............................          8
Voting Privileges..............................................          9
Financial Statements...........................................         10

 DISTRIBUTION

     The distribution of the contracts through Signator Investors, Inc. ("Signator"), effective January 1, 2002, is continuous. Pursuant to a marketing and distribution agreement between John Hancock and John Hancock Funds, Inc. ("JHFI"), we also paid JHFI under that agreement for such services during the past three fiscal years as follows:

                    YEAR                   AMOUNT PAID TO JHFI
                    ----                   -------------------
                    2001                         $6,274,420
                    2000                         $5,895,812
                    1999                         $6,338,774

 CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

             Effective yield = (Base period return + 1)/(365/7)/ - 1


  Because no Revolution contracts to which this SAI applies had been issued at December 31, 2001, no Money Market option's current yield and effective yield at the Account level have been calculated.

Other Variable Investment Options

     "Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee will be included as an annual percentage of assets.

  We will calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV

              where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Yield

  We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:


                         Yield = 2 [(a - b + 1)/6/ - 1]
                                     -----
                                      cd

where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

  According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

    "Non -Standardized" Performance

  We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation would assume a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It would reflect adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Other Performance Information

  You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

  We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

CALCULATION OF ANNUITY PAYMENTS

Calculation of annuity units

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we THEN divide:

                    ---------------------------------------
                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000
                    ---------------------------------------

and multiply the result by

                    ---------------------------------------
                      the applicable annuity purchase rate
                      set forth in the contract and
                      reflecting

                      (1) the age and, possibly, sex of the
                      payee and

                      (2) the assumed investment rate
                      (discussed below)
                    ---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                    ---------------------------------------
                      the amount of the initial
                      monthly variable annuity
                      payment from that variable
                      annuity option

                                       by

                      the annuity unit value of that
                      variable investment option as of 10
                      calendar days prior to the
                      date the initial payment is due
                    ---------------------------------------

     For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.00 X 12.000000 X 5.47
                           --------------------------
                                     1,000


     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity unit values

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds
     3 1/2% per year and will decrease only if is less than 3 1/2% per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality tables

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

  The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

  For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003151% of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

  We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values

  Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $126.04 assuming a one day period. The $126.04 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003151. By substituting in the first formula above, the net investment rate is equal to $3873.96 ($2000 + $3000 - $1000
- $126.04) divided by $4,000,000 or 0.0009685.

  Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009685) or $11.260896. The value of an annuity unit at the end of the period would be $1.0850000 X (1. + .0009685) X .999905754 or
$1.085948. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

PURCHASES AND REDEMPTIONS OF FUND SHARES

     JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 . requiring personal identification,

 . tape recording calls, and

 . providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     --------------------------------------
                      the total value of your accumulation
                      units value in a variable investment
                      option

                                   divided by

                      the net asset value of 1 share of the
                      corresponding fund
                     --------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

 . the election of a Board of Trustees,

 . the ratification of the selection of independent auditors,

 . the approval of a Trust's investment management agreements,

 . and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners of
John Hancock Variable Annuity Account JF of
     John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the Account) (comprising of, respectively, the V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, V.A. Sovereign Investors, Large Cap Growth, Fundamental Growth, Emerging Markets (formerly, Emerging Markets Equity), International Equity Index, International Equity, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, Global Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP Overseas Equity, Templeton International, Templeton Development Market, V.A. Technology, Growth & Income, Janus Aspen Worldwide Growth, Active Bond, Health Sciences, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account JF at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001

                                                      V.A. RELATIVE  V.A. FINANCIAL  V.A STRATEGIC   V.A SOVEREIGN
                                                          VALUE        INDUSTRIES       INCOME         INVESTORS
                                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                      -------------  --------------  -------------   -------------
ASSETS
Investment in shares of portfolios of:
  Declaration Trust, at value ......................   $17,304,607     $33,284,711    $17,255,686     $20,819,243
Receivable from portfolio/ JHVLICO .................        15,549          27,241         33,904          13,122
                                                       -----------     -----------    -----------     -----------
Total assets .......................................    17,320,156      33,311,952     17,289,590      20,832,365
LIABILITIES
Payable to portfolio / JHVLICO .....................        13,779          23,003         32,148          10,998
Asset charges payable ..............................         1,770           4,238          1,756           2,124
                                                       -----------     -----------    -----------     -----------
Total liabilities ..................................        15,549          27,241         33,904          13,122
                                                       -----------     -----------    -----------     -----------
                                                       $17,304,607     $33,284,711    $17,255,686     $20,819,243
                                                       ===========     ===========    ===========     ===========
NET ASSETS:
Accumulation units .................................   $17,304,607     $33,279,298    $17,255,686     $  20819243
Contracts in payout (annuitization) period .........            --           5,413             --              --
                                                       -----------     -----------    -----------     -----------
Total net assets ...................................   $17,304,607     $33,284,711    $17,255,686     $20,819,243
                                                       ===========     ===========    ===========     ===========
Units outstanding ..................................     1,298,023       2,280,769        893,127       1,399,195
                                                       ===========     ===========    ===========     ===========
Unit value (accumulation) ..........................   $     13.33     $     14.59    $     19.32     $     14.88
                                                       ===========     ===========    ===========     ===========

                                                        LARGE CAP     FUNDAMENTAL     EMERGING
                                                          GROWTH        GROWTH         MARKET
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                        ----------    -----------    ----------
ASSETS
Investment in shares of portfolios of:
  John Hancock Variable Series Trust I, at value ...    $1,636,087     $8,468,021     $150,169
Receivable from portfolio/JHVLICO ..................         2,090          3,373           15
                                                        ----------     ----------     --------
Total assets .......................................     1,638,177      8,471,394      150,184
LIABILITIES
Payable to portfolio/JHVLICO .......................         1,928          2,505           --
Asset charges payable ..............................           162            868           15
                                                        ----------     ----------     --------
Total liabilities ..................................         2,090          3,373           15
                                                        ----------     ----------     --------
                                                        $1,636,087     $8,468,021     $150,169
                                                        ==========     ==========     ========
NET ASSETS:
Accumulation units .................................    $1,636,087     $8,468,021     $150,169
                                                        ----------     ----------     --------
Total net assets ...................................    $1,636,087     $8,468,021     $150,169
                                                        ==========     ==========     ========
Units outstanding ..................................       200,925        854,323       15,254
                                                        ==========     ==========     ========
Unit value (accumulation) ..........................    $     8.14     $     9.91     $   9.84
                                                        ==========     ==========     ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001


                        INTERNATIONAL  INTERNATIONAL   SMALL CAP      GLOBAL
                        EQUITY INDEX      EQUITY        GROWTH       BALANCED
                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        -------------  -------------  -----------  ------------

ASSETS
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value ................   $183,402      $3,216,151    $16,269,699   $1,419,242
Receivable from
 portfolio / JHVLICO...         17           8,042         25,768        2,499
                          --------      ----------    -----------   ----------
Total assets ..........    183,149       3,224,193     16,295,467    1,421,741

LIABILITIES
Payable to portfolio /
 JHVLICO ..............         --           7,715         24,090        2,354
Asset charges payable..         17             327          1,678          146
                          --------      ----------    -----------   ----------
Total liabilities .....         17           8,042         25,768        2,500
                          --------      ----------    -----------   ----------
                          $183,402      $3,216,151    $16,269,699   $1,419,241
                          ========      ==========    ===========   ==========
NET ASSETS:
Accumulation units ....   $183,402      $3,216,151    $16,269,699   $1,419,241
                          --------      ----------    -----------   ----------
Total net assets ......   $183,402      $3,216,151    $16,269,699   $1,419,241
                          ========      ==========    ===========   ==========
Units outstanding .....     22,633         410,700      1,138,032      132,826
                          ========      ==========    ===========   ==========
Unit value
 (accumulation) .......   $   8.10      $     7.83    $     14.30   $    10.68
                          ========      ==========    ===========   ==========

                                 MID CAP    LARGE CAP    LARGE CAP
                                  GROWTH      VALUE      VALUE CORE
                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                ----------  ----------  -----------
ASSETS
Investment in shares of
 portfolios of:
John Hancock Variable Series
 Trust I, at value .........    $8,345,105  $5,151,025  $10,643,030
Receivable from portfolio /
 JHVLICO ...................         2,875       1,152       26,617
                                ----------  ----------  -----------
Total assets ...............     8,347,980   5,152,177   10,669,647
LIABILITIES
Payable to portfolio /
 JHVLICO ...................         2,011         631       25,519
Asset charges payable ......           865         521        1,098
                                ----------  ----------  -----------
Total liabilities ..........         2,876       1,152       26,617
                                ----------  ----------  -----------
                                $8,345,104  $5,151,025  $10,643,030
                                ==========  ==========  ===========
NET ASSETS:
Accumulation units .........    $8,345,104  $5,151,025  $10,643,030
Total net assets ...........    $8,345,104  $5,151,025  $10,643,030
                                ==========  ==========  ===========
Units outstanding ..........     1,763,348     452,405    1,056,790
                                ==========  ==========  ===========
Unit value (accumulation)       $     4.73  $    11.39  $     10.07
                                ==========  ==========  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001


                                                                      LARGE CAP
                              LARGE/MID   SMALL/MID CAP     BOND      AGGRESSIVE
                              CAP VALUE      GROWTH        INDEX        GROWTH
                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                              ----------  -------------  ----------  ------------
ASSETS
Investment in shares of
 portfolios of:
John Hancock Variable
 Series Trust I, at value...  $9,415,249   $5,032,933    $9,707,431   $9,749,435
Receivable from portfolio
 / JHVLICO..................       4,663       16,998        26,972        5,945
                              ----------   ----------    ----------   ----------
Total assets ...............   9,419,912    5,049,931     9,734,403    9,755,380
LIABILITIES
Payable to portfolio /
 JHVLICO ...................       3,699       16,476        25,985        4,931
Asset charges payable ......         964          522           987        1,014
                              ----------   -----------  -----------   ----------
Total liabilities  .........       4,663       16,998        26,972        5,945
                              ----------   ----------    ----------   ----------
                              $9,415,249   $5,032,933    $9,707,431   $9,749,435
                              ==========   ==========    ==========   ==========
NET ASSETS:
Accumulation units .........  $9,415,249   $5,032,933    $9,707,431   $9,749,435
                              ----------   ----------    ----------   ----------
Total net assets ...........  $9,415,249   $5,032,933    $9,707,431   $9,749,435
                              ==========   ==========    ==========   ==========
Units outstanding ..........     883,947      242,085       858,036    1,205,414
                              ==========   ==========    ==========   ==========
Unit value (accumulation)     $    10.65   $    20.79    $    11.31   $     8.09
                              ==========   ==========    ==========   ==========

                               SMALL/MID    SMALL CAP   REAL ESTATE
                                CAP CORE      VALUE       EQUITY       MANAGED
                               SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                               ----------  -----------  -----------  ------------

ASSETS
Investment in shares of
 portfolios of:
John Hancock Variable
 Series Trust I, at value ..   $3,193,945  $8,916,377   $1,773,729    $8,328,335
Receivable from portfolio /
 JHVLICO ...................        8,131      10,089        6,080         3,818
                               ----------  ----------   ----------    ----------
Total assets ...............    3,202,076   8,926,466    1,779,809     8,332,153
LIABILITIES
Payable to portfolio /
 JHVLICO ...................        7,803       9,166        5,902         2,959
Asset charges payable ......          328         923          179           859
                               ----------  ----------   ----------    ----------
Total liabilities ..........        8,131      10,089        6,081         3,818
                               ----------  ----------   ----------    ----------
                               $3,193,945  $8,916,377   $1,773,728    $8,328,335
                               ==========  ==========   ==========    ==========
NET ASSETS:
Accumulation units .........   $3,193,945  $8,916,377   $1,773,728    $8,328,335
                               ----------  ----------   ----------    ----------
Total net assets ...........   $3,193,945  $8,916,377   $1,773,728    $8,328,335
                               ==========  ==========   ==========    ==========
Units outstanding ..........      246,019   1,012,759      152,927       889,789
                               ==========  ==========   ==========    ==========
Unit value (accumulation)      $    12.98  $    16.31   $    11.60    $     9.36
                               ==========  ==========   ==========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001


                          SHORT-TERM  SMALL CAP   INTERNATIONAL    EQUITY      HIGH YIELD
                             BOND       EQUITY    OPPORTUNITIES     INDEX         BOND
                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ----------  ----------  -------------  -----------  ------------

ASSETS
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value ..............  $6,322,536   $727,425     $634,843     $24,639,586   $5,985,453
Receivable from
 portfolio / JHVLICO ...      77,793         75          161          53,716        5,166
                          ----------   --------     --------     -----------   ----------
Total assets ...........   6,400,329    727,500      635,004      24,693,302    5,990,619
LIABILITIES
Payable to portfolio /
 JHVLICO ...............      77,153         --           98          51,199        4,553
Asset charges payable ..         640         75           64           2,517          612
                          ----------   --------     --------     -----------   ----------
Total liabilities ......      77,793         75          162          53,716        5,165
                          ----------   --------     --------     -----------   ----------
                          $6,322,536   $727,425     $634,842     $24,639,586   $5,985,454
                          ==========   ========     ========     ===========   ==========
NET ASSETS:
Accumulation units .....  $6,322,536   $727,425     $634,842     $24,578,032   $5,985,454
Contracts in payout
 (annuitization)
  period ...............          --         --           --          61,554           --
                          ----------   --------     --------     -----------   ----------
Total net assets .......  $6,322,536   $727,425     $634,842     $24,639,586   $5,985,454
                          ==========   ========     ========     ===========   ==========
Units outstanding ......     446,259     91,651       76,193       1,491,488      656,148
                          ==========   ========     ========     ===========   ==========
Unit value
 (accumulation) ........  $    14.17   $   7.94     $   8.33     $     16.52   $     9.12
                          ==========   ========     ========     ===========   ==========

                            GLOBAL     AIM V.I.     AIM  V.I.   MFS GROWTH
                             BOND       GROWTH        VALUE       SERIES
                          SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          ----------  -----------  -----------  -----------
ASSETS
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value ..............  $ 794,233   $        --  $        --  $        --
Outside Trust, at
 value .................         --    11,831,797   26,485,162   10,987,643
Receivable from
 portfolio / JHVLICO ...      3,426         2,143       21,423        6,615
                          ---------   -----------  -----------  -----------
Total assets ...........    797,659    11,833,940   26,506,585   10,994,258
LIABILITIES
Payable to portfolio /
 JHVLICO ...............      3,346           915       18,677        5,472
Asset charges payable ..         81         1,228        2,746        1,143
                          ---------   -----------  -----------  -----------
Total liabilities ......      3,427         2,143       21,423        6,615
                          ---------   -----------  -----------  -----------
                          $ 794,232   $11,831,797  $26,485,162  $10,987,643
                          =========   ===========  ===========  ===========
NET ASSETS:
Accumulation units .....  $ 794,232   $11,831,797  $26,485,162  $10,987,643
                          ---------   -----------  -----------  -----------
Total net assets .......  $ 794,232   $11,831,797  $26,485,162  $10,987,643
                          =========   ===========  ===========  ===========
Units outstanding ......     76,997     1,875,966    3,090,645    1,280,675
                          =========   ===========  ===========  ===========
Unit value
 (accumulation) ........  $   10.32   $      6.31  $      8.57  $      8.58
                          =========   ===========  ===========  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001


                            MFS NEW       MFS       FIDELITY     FIDELITY     FIDELITY VIP
                           DISCOVERY    RESEARCH     VIP II         VIP         OVERSEAS
                            SERIES      SERIES     CONTRAFUND     GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                          -----------  ----------  -----------  -----------  --------------


Investment in shares
 of portfolios of:
Outside Trust, at
 value .................  $ 7,416,669  $8,410,671  $15,231,323  $21,485,617   $ 7,446,991
Receivable from
 portfolio / JHVLICO ...        5,430      21,745    1,662,390       32,313     2,848,485
                          -----------  ----------  -----------  -----------   -----------
Total assets ...........    7,422,099   8,432,416   16,893,713   21,517,930    10,295,476
LIABILITIES
Payable to portfolio /
 JHVLICO ...............        4,663      20,875    1,660,646       30,078     2,847,426
Asset charges payable ..          767         870        1,744        2,235         1,059
                          -----------  ----------  -----------  -----------   -----------
Total liabilities ......        5,430      21,745    1,662,390       32,313     2,848,485
                          -----------  ----------  -----------  -----------   -----------
                          $ 7,416,669  $8,410,671  $15,231,323  $21,485,617   $ 7,446,991
                          ===========  ==========  ===========  ===========   ===========
NET ASSETS:
Accumulation units .....  $ 7,416,669  $8,410,671  $15,231,323  $21,485,617   $ 7,446,991
                          -----------  ----------  -----------  -----------   -----------
Total net assets .......  $ 7,416,669  $8,410,671  $15,232,323  $21,485,617   $ 7,446,991
                          ===========  ==========  ===========  ===========   ===========
Units outstanding ......      535,377     970,571    1,654,859    2,501,361       960,931
                          ===========  ==========  ===========  ===========   ===========
Unit value
 (accumulation) ........  $     13.85  $     8.67  $      9.25  $      8.59   $      7.75
                          ===========  ==========  ===========  ===========   ===========

                                             TEMPLETON
                           TEMPLETON        DEVELOPMENT       V.A.       GROWTH &
                          INTERNATIONAL       MARKET       TECHNOLOGY     INCOME
                           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                          ---------------   -------------  -----------  ----------------
ASSETS
Investment in shares
 of portfolios of:
Declaration Trust, at
 value .................  $            --   $          --  $ 5,424,246  $             --
John Hancock Variable
 Series Trust I,
 at value ..............               --              --           --        26,231,672
Outside Trust, at
 value .................        3,225,692       1,248,507           --                --
Receivable from
 portfolio / JHVLICO ...          851,809             127        3,037            39,980
                          ---------------   -------------  -----------  ----------------
Total assets ...........        4,077,501       1,248,634    5,427,283        26,271,652
LIABILITIES
Payable to portfolio /
 JHVLICO ...............          851,392              --        2,470            37,291
Asset charges payable ..              418             127          567             2,689
                          ---------------   -------------  -----------  ----------------
Total liabilities ......          851,810             127        3,037            39,980
                          ---------------   -------------  -----------  ----------------
                          $     3,225,691   $   1,248,507  $ 5,424,246  $     26,231,672
                          ===============   =============  ===========  ================
NET ASSETS:
Accumulation units .....  $     3,225,691   $   1,248,507  $ 5,424,246  $     26,231,672
                          ---------------   -------------  -----------  ----------------
Total net assets .......  $     3,225,691   $   1,248,507  $ 5,424,246  $     26,231,672
                          ===============   =============  ===========  ================
Units outstanding ......          365,807         172,840    1,348,542         3,479,449
                          ===============   =============  ===========  ================
Unit value
 (accumulation) ........  $          8.82   $        7.72  $      4.02              7.54
                          ===============   =============  ===========  ================

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001

                                                  JANUS ASPEN
                                                   WORLDWIDE     ACTIVE       HEALTH        MONEY
                                                    GROWTH        BOND       SCIENCES      MARKET
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  -----------  -----------  ----------  -------------
ASSETS
Investment in shares of portfolios of:
  John Hancock Variable Series Trust I, at
    value....................................     $       --   $16,071,294  $  980,886   $49,970,062
  Outside Trust, at value....................      2,223,522            --          --            --
Receivable from portfolio / JHVLICO..........      1,413,729        28,561       1,434     6,793,409
                                                  ----------   -----------  ----------   -----------
Total assets.................................      3,637,251    16,099,855     982,320    56,763,471
LIABILITIES
Payable to portfolio / JHVLICO...............      1,413,354        26,926       1,333     6,791,940
Asset charges payable........................            375         1,635         102         1,469
                                                  ----------   -----------  ----------   -----------
Total liabilities............................      1,413,729        28,561       1,435     6,793,409
                                                  ----------   -----------  ----------   -----------
                                                  $2,223,522   $16,071,294  $  980,885   $49,970,062
                                                  ==========   ===========  ==========   ===========
NET ASSETS:
Accumulation units...........................     $2,223,522   $16,071,294  $  980,885   $49,970,062
                                                  ----------   -----------  ----------   -----------
Total net assets.............................     $2,223,522   $16,071,294  $  980,885   $49,970,062
                                                  ==========   ===========  ==========   ===========
Units outstanding............................        322,018     1,540,992     100,786     4,913,443
                                                  ==========   ===========  ==========   ===========
Unit value (accumulation)....................     $     6.90   $     10.43  $     9.73   $     10.17
                                                  ==========   ===========  ==========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001


                                                                V.A.         V.A.          V.A.
                                               V.A.          FINANCIAL     STRATEGIC     SOVEREIGN
                                          RELATIVE VALUE    INDUSTRIES      INCOME       INVESTORS
                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                          --------------   ------------  -----------  -------------
Investment income:
Income:
 Dividends.................................  $    36,335    $   190,065   $1,141,300    $   358,181
                                             -----------    -----------   ----------    -----------
Total investment income....................       36,335        190,065    1,141,300        358,181
Expenses:
 Mortality and expense risks...............      216,367        365,706      177,633        275,015
                                             -----------    -----------   ----------    -----------
Net investment income (loss)...............     (180,032)      (175,641)     963,667         83,166
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio
  shares...................................     (644,005)       202,120     (474,550)       (45,448)
 Realized gain distributions...............      988,197      1,041,867           --             --
                                             -----------    -----------   ----------    -----------
Realized gains (losses)....................      344,192      1,243,987     (474,550)       (45,448)
Change in unrealized depreciation during
 the period................................   (1,025,154)    (7,536,040)     (49,163)    (1,761,071)
                                             -----------    -----------   ----------    -----------
Net increase (decrease) in net assets
 resulting from operations..................  $  (860,994)   $(6,467,694)  $  439,954    $(1,723,353)
                                             ===========    ===========   ==========    ===========

                                               LARGE CAP      FUNDAMENTAL    EMERGING
                                                GROWTH          GROWTH        MARKETS
                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                             ------------   ------------    ----------
Investment income:
Income:
 Dividends.................................  $     2,712    $         --    $    273
                                             -----------    ------------    --------
Total investment income....................        2,712              --         273
Expenses:
 Mortality and expense risks...............       14,479          79,631       1,271
                                             -----------    ------------    --------
Net investment loss........................      (11,767)        (79,631)       (998)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares...................................     (114,259)       (817,204)    (50,621)
 Realized gain distributions...............           --              --          --
                                             -----------    ------------    --------
Realized losses............................     (114,259)       (817,204)    (50,621)
Change in unrealized appreciation
 (depreciation) during the period..........      (97,840)     (1,826,759)     57,043
                                             -----------    ------------    --------
Net increase (decrease) in net assets
 resulting from operations.................  $  (223,866)    $(2,723,594)   $  5,424
                                             ===========    =============   ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          YEAR ENDED DECEMBER 31, 2001


                                           INTERNATIONAL  INTERNATIONAL   SMALL CAP       GLOBAL
                                            EQUITY INDEX     EQUITY        GROWTH        BALANCED
                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                           ------------    ------------  ------------  ------------

Investment income:
Income:
 Dividends...............................    $  3,776      $  12,452     $        --    $ 13,134
                                             --------      ---------     -----------    --------
Total investment income..................       3,776         12,452              --      13,134
Expenses:
 Mortality and expense risks.............       2,651         25,550         125,856      13,126
                                             --------      ---------     -----------    --------
Net investment income (loss).............       1,125        (13,098)       (125,856)          8
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares.................................     (13,692)      (338,917)     (2,251,733)    (42,865)
 Realized gain distributions.............          30             --              --          --
                                             --------      ---------     -----------    --------
Realized losses..........................     (13,662)      (338,917)     (2,251,733)    (42,865)
Change in unrealized appreciation
 (depreciation) during the period........     (45,270)      (107,017)        887,773     (35,510)
                                             --------      ---------     -----------    --------
Net decrease in net assets resulting from
 operations..............................    $(57,807)     $(459,032)    $(1,489,816)   $(78,367)
                                             ========      =========     ===========    ========

                                              MID CAP       LARGE CAP     LARGE CAP
                                              GROWTH          VALUE       VALUE CORE
                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                           ------------    ------------  ------------
Investment income:
Income:
 Dividends............................... $        --      $  38,777     $    77,705
                                          -----------      ---------     -----------
Total investment income..................          --         38,777          77,705
Expenses:
 Mortality and expense risks.............      90,933         29,168         100,489
                                          -----------      ---------     -----------
Net investment income (loss).............     (90,933)         9,609         (22,784)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares.................................  (2,082,703)       (23,683)        (39,665)
 Realized gain distributions.............          --         63,798              --
                                          -----------      ---------     -----------
Realized gains (losses)..................  (2,082,703)        40,115         (39,665)
Change in unrealized depreciation during
 the period..............................  (1,243,141)       (15,368)       (386,992)
                                          -----------      ---------     -----------
Net increase (decrease) in net assets
 resulting from operations............... $(3,416,777)     $  34,356     $  (449,441)
                                          ===========      =========     ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          YEAR ENDED DECEMBER 31, 2001


                                              LARGE/MID   SMALL/MID                LARGE CAP
                                                CAP         CAP         BOND      AGGRESSIVE
                                               VALUE       GROWTH      INDEX        GROWTH
                                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                             ----------  ----------  ----------  --------------
Investment income:
Income:
 Dividends................................   $  62,284   $     --    $378,862     $        --
                                             ---------   --------    --------     -----------
Total investment income...................      62,284         --     378,862              --
Expenses:
 Mortality and expense risks..............      83,229     46,265      79,304         118,561
                                             ---------   --------    --------     -----------
Net investment income (loss)..............     (20,945)   (46,265)    299,558        (118,561)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio
  shares..................................      17,389    (91,371)     45,827      (1,283,569)
 Realized gain distributions..............          --         --      15,648              --
                                             ---------   --------    --------     -----------
Realized gains (losses)...................      17,389    (91,371)     61,475      (1,283,569)
Change in unrealized appreciation
 (depreciation) during the period.........    (530,221)   281,210      (4,647)        (46,434)
                                             ---------   --------    --------     -----------
Net increase (decrease) in net assets
 resulting from operations................   $(533,777)  $143,574    $356,386     $(1,448,564)
                                             ---------   --------    --------     -----------

                                             SMALL/MID     SMALL        REAL
                                                CAP         CAP        ESTATE
                                                CORE       VALUE       EQUITY
                                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                             ----------  ----------  ----------
Investment income:
Income:
 Dividends................................   $  13,087   $ 50,267    $ 54,246
                                             ---------   --------    --------
Total investment income...................      13,087     50,267      54,246
Expenses:
 Mortality and expense risks..............      30,606     77,694      13,036
                                             ---------   --------    --------
Net investment income (loss)..............     (17,519)   (27,427)     41,210
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio
  shares..................................     (57,152)   110,493       9,649
 Realized gain distributions...........          --     49,731      52,303
                                             ---------   --------    --------
Realized gains (losses)...................     (57,152)   160,224      61,952
Change in unrealized appreciation
 (depreciation) during the period.........     113,242    794,978     (34,011)
                                             ---------   --------    --------
Net increase in net assets
 resulting from operations................   $  38,571   $927,775    $ 69,151
                                             =========   ========    ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          YEAR ENDED DECEMBER 31, 2001


                                         SHORT-TERM  SMALL CAP     INTERNATIONAL
                              MANAGED       BOND       EQUITY      OPPORTUNITIES
                             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                             ----------  ----------  ----------   --------------

Investment income:
Income:
 Dividends ..........        $   58,122  $  195,485  $      420   $        3,963
Total investment income ..       58,122     195,485         420            3,963
                             ----------  ----------  ----------   --------------
Expenses:
 Mortality and expense
  risks ..................       31,615      46,067       5,537            6,761
                             ----------  ----------  ----------   --------------
Net investment income
 (loss) ..................       26,507     149,418      (5,117)          (2,798)
Realized gains (losses)
 on investments:
 Realized gain (loss) on
  sale of portfolio
  shares .................      (44,208)     29,484     (42,156)        (206,952)
 Realized gain on
  distributions ..........       41,704          --          --               --
                             ----------  ----------  ----------   --------------
Realized gains (losses)...       (2,504)     29,484     (42,156)        (206,952)
Change in unrealized
 appreciation during the
 period ..................       50,437      24,895      23,015           85,127
                             ----------  ----------  ----------   --------------
Net increase (decrease) in
 net assets resulting from
 operations ..............   $   74,440  $  203,797  $  (24,258)  $     (124,623)
                             ==========  ==========  ==========   ==============

                                  EQUITY       HIGH YIELD    GLOBAL
                                   INDEX          BOND        BOND
                                 SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                 -----------   ----------  -----------
Investment income:
Income:
 Dividends ..................    $   176,199   $  512,123  $    31,839
                                 -----------   ----------  -----------
Total investment income......        176,199      512,123       31,839
Expenses:
 Mortality and expense
  risks .....................        175,083       68,271        3,782
                                 -----------   ----------  -----------
Net investment income
 (loss) .....................          1,116      443,852       28,057
Realized gains (losses) on
 investments:
 Realized gain (loss) on
 sale of portfolio shares ...       (456,455)    (341,050)       3,813
 Realized gain on
  distributions .............        787,137           --           --
                                 -----------   ----------  -----------
Realized gains (losses)......        330,682     (341,050)       3,813
Change in unrealized
 depreciation during the
 period .....................     (2,042,986)    (296,506)     (44,483)
                                 -----------   ----------  -----------
Net decrease in net assets
 resulting from operations ..    $(1,711,188)  $ (193,704) $   (12,613)
                                 ===========   ==========  ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          YEAR ENDED DECEMBER 31, 2001


                                                                MFS         MFS NEW
                                  AIM V.I.      AIM V.I.       GROWTH       DISCOVERY
                                   GROWTH        VALUE         SERIES        SERIES
                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                 -----------   ----------    ----------    ----------
Investment income:
Income:
 Dividends ..................    $    28,348  $    34,851   $    11,687    $       --
                                 -----------   ----------    ----------    ----------
Total investment income               28,348       34,851        11,687            --
Expenses:
 Mortality and expense
  risks .....................        164,020      329,074       134,975        81,526
                                 -----------   ----------    ----------    ----------
Net investment income
 (loss) .....................       (135,672)    (294,223)     (123,288)       81,526
Realized gains (losses) on
 investments:
 Realized loss on sale of
 portfolio shares ...........     (5,026,955)    (913,512)     (110,674)     (288,790)
 Realized gain on
  distributions .............             --      529,033        89,369       201,791
                                 -----------   ----------    ----------    ----------
Realized gains (losses) .....     (5,026,955)    (384,479)      (21,305)      (86,999)
Change in unrealized
 depreciation during the
 period .....................     (1,014,873)  (3,357,138)   (3,055,049)    (249,811)
                                 -----------   -----------   -----------    ---------
Net increase in net
 assets resulting from
 operations .................    $(6,177,500) $(4,035,840)  $(3,199,642)   $ (418,336)
                                 ===========   ==========   ===========    ==========

                                     MFS        FIDELITY       FIDELITY
                                  RESEARCH       VIP II           VIP
                                   SERIES      CONTRAFUND       GROWTH
                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                 -----------   ----------    -----------
Investment income:
Income:
 Dividends ..................    $     1,071  $    93,638    $        --
                                 -----------  -----------    -----------
Total investment income                1,071       93,638             --
Expenses:
 Mortality and expense
  risks .....................        100,154      186,649        256,804
                                 -----------  -----------    -----------
Net investment income
(loss) ......................        (99,083)     (93,011)      (256,804)
Realized gains (losses)
 on investments:
 Realized loss on sale
  of portfolio shares........       (451,438)  (1,053,432)    (1,128,628)
 Realized gain on
  distributions .............      1,028,719      374,554      1,382,403
                                 -----------  -----------    -----------
Realized gains (losses) .....        577,281     (678,878)       253,778
Change in unrealized
 depreciation during the
 period .....................     (2,529,423)  (1,331,967)    (4,431,134)
                                 -----------  -----------    -----------
Net increase in net assets
 resulting from
 operations .................    $(2,051,225) $(2,103,856)   $(4,434,160)
                                 ===========  ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          YEAR OR PERIOD ENDED DECEMBER 31, 2001

                        FIDELITY VIP                  TEMPLETON
                          OVERSEAS      TEMPLETON    DEVELOPMENT       V.A.
                           EQUITY     INTERNATIONAL    MARKET       TECHNOLOGY
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -------------  -----------  --------------
Investment income:
Income:
 Dividends............      513,703   $   104,486     $ 11,763     $       317
                         -----------  ------------    ---------    ------------
Total investment
 income ..............      513,703       104,486       11,763             317
Expenses:
 Mortality and expense
  risks ..............      117,679        50,682       17,188          62,342
                         -----------   -----------     --------     -----------
Net investment income
 (loss) ..............      396,024        53,804       (5,425)        (62,025)
Realized gains
 (losses) on
 investments:
 Realized loss
  on sale of
  portfolio shares ...    (2,856,984)   (1,065,907)     (62,203)     (1,697,485)
 Realized gain
  distributions ......       820,808       821,768           --              --
                          -----------   -----------     --------     -----------
Realized losses ......    (2,036,176)     (244,139)     (62,203)     (1,697,485)
Change in unrealized
  depreciation during
  the period .........       (35,433)      (59,073)     (32,139)     (1,332,304)
                          -----------   -----------     --------     -----------
Net decrease in net
 assets resulting from
 operations ..........   $(1,675,585)  $  (249,408)    $(99,767)    $(3,091,814)
                         ============  ============    =========    ============

                                           JANUS ASPEN
                               GROWTH &     WORLDWIDE     ACTIVE
                                INCOME       GROWTH        BOND
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT*
                              -----------  -----------  -----------
Investment income:
Income:
 Dividends                    $  28,014    $   7,893     $148,362
                              ---------    ---------     --------
Total investment income ....     28,014        7,893      148,362
Expenses:
 Mortality and expense risks     44,000       24,312       26,793
                              ---------    ---------     --------
Net investment income (loss)    (15,986)     (16,419)     121,569
Realized gains (losses) on
 investments:
 Realized gain (loss) on
  sale of portfolio shares      (99,926)    (143,599)       6,321
 Realized gain distributions         --           --           --
                              ----------    ---------     --------
Realized gains (losses) ....    (99,926)    (143,599)       6,321
Change in unrealized
 appreciation (depreciation)
 during the period .........    (77,334)      39,765      (17,541)
                              ----------    ---------     --------
Net increase (decrease) in
 net assets resulting from
 operations ................   $(193,246)   $(120,253)    $110,439
                               =========    =========     ========

* From May 2, 2001 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 2001

                                 HEALTH        MONEY
                                SCIENCES      MARKET
                               SUBACCOUNT*  SUBACCOUNT*
                               -----------  -----------
Investment income:
Income:
 Dividends .................    $    129     $143,893
                                --------     --------
Total investment income ....         129      143,893
Expenses:
 Mortality and expense risks       4,285       72,789
                                --------     --------
Net investment income (loss)      (4,156)      71,104
Realized gains (losses) on
 investments:
 Realized loss on sale of
  portfolio shares .........      (1,768)          --
 Realized gain distributions          --           --
                                ---------    --------
Realized losses ..........        (1,768)          --
Change in unrealized
  depreciation during the
  period ...................      (8,767)          --
                                ---------    --------
Net increase (decrease) in
 net assets resulting from
 operations ................    $(14,691)    $ 71,104
                                ========     ========


* From May 2, 2001 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      STATEMENTS OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,


                                                               V.A. RELATIVE VALUE       V.A. FINANCIAL INDUSTRIES
                                                                    SUBACCOUNT                  SUBACCOUNT
                                                            --------------------------   --------------------------
                                                               2001           2000          2001           2000
                                                            -----------   ------------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................   $  (180,032)  $  7,168,869   $  (175,641)  $   (254,326)
 Realized gains .........................................       344,192      1,619,900     1,243,987        541,200
Change in unrealized appreciation (depreciation)
 during the period ......................................    (1,025,154)   (10,019,858)   (7,536,040)     6,097,683
                                                            -----------   ------------   -----------   ------------
Net increase (decrease) in net assets resulting from
 operations .............................................      (860,994)    (1,231,089)   (6,467,694)     6,384,557
Contract transactions:
 Net payments received from contractowners ..............     2,351,103      6,905,243     3,549,575     11,733,495
 Net transfers for contract benefits and
  terminations ..........................................    (4,783,857)    (5,638,805)   (4,999,455)    (8,650,020)
 Net transfers between subaccounts ......................     1,206,687             --     6,001,648             --
                                                            -----------   ------------   -----------   ------------
Net increase (decrease) in net assets resulting from
 contract transactions ..................................    (1,226,067)     1,266,438     4,551,768      3,083,475
                                                            -----------   ------------   -----------   ------------
Total increase (decrease) in net assets .................    (2,087,061)        35,349    (1,915,926)     9,468,032
Net assets at beginning of period .......................    19,391,668     19,356,319    35,200,637     25,732,605
                                                            -----------   ------------   -----------   ------------
Net assets at end of period .............................   $17,304,607   $ 19,391,668   $33,284,711   $ 35,200,637
                                                            ===========   ============   ===========   ============

                                                              V.A. STRATEGIC INCOME           V.A. SOVEREIGN
                                                                    SUBACCOUNT             INVESTORS SUBACCOUNT
                                                            --------------------------   --------------------------
                                                               2001           2000          2001           2000
                                                            -----------   ------------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income ..................................   $   963,667   $    966,236   $    83,166   $     36,279
 Realized gains (losses) ................................      (474,550)      (187,824)      (45,448)       682,568
Change in unrealized depreciation during the period .....       (49,163)      (750,635)   (1,761,071)    (1,341,156)
                                                            -----------   ------------   -----------   ------------
Net increase (decrease) in net assets resulting from
 operations .............................................       439,954         27,777    (1,723,353)      (622,309)
Contract transactions:
 Net payments received from contractowners ..............     2,350,403      7,102,673     1,344,330      7,212,869
 Net transfers for contract benefits and
  terminations ..........................................    (2,999,387)    (2,558,930)   (4,145,797)    (9,862,208)
 Net transfers between subaccounts ......................     4,241,627             --       144,849             --
                                                            -----------   ------------   -----------   ------------
Net increase (decrease) in net assets resulting from
 contract transactions ..................................     3,592,643      4,543,743    (2,656,618)    (2,649,339)
                                                            -----------   ------------   -----------   ------------
Total increase (decrease) in net assets .................     4,032,597      4,571,520    (4,379,971)    (3,271,648)
Net assets at beginning of period .......................    13,223,089      8,651,569    25,199,214     28,470,862
                                                            -----------   ------------   -----------   ------------
Net assets at end of period .............................   $17,255,686   $ 13,223,089   $20,819,243   $ 25,199,214
                                                            ===========   ============   ===========   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,


                                                                            LARGE CAP GROWTH          FUNDAMENTAL GROWTH
                                                                               SUBACCOUNT                 SUBACCOUNT
                                                                        ------------------------  ---------------------------
                                                                           2001         2000         2001           2000
                                                                        -----------  -----------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ........................................  $   (11,767)  $  199,083   $   (79,631)   $   752,222
 Realized gains (losses) .............................................     (114,259)       2,252      (817,204)       (61,844)
Change in unrealized depreciation during the period ..................      (97,840)    (518,306)   (1,826,759)    (1,962,613)
                                                                        -----------  -----------  ------------  -------------
Net decrease in net assets resulting from operations .................     (223,866)    (316,971)   (2,723,594)    (1,272,235)
Contract transactions:
 Net payments received from contractowners ...........................      471,742      382,168       885,168     10,838,233
 Net transfers for contract benefits and terminations ................     (106,944)     (78,649)     (481,895)    (2,373,094)
 Net transfers between subaccounts ...................................      132,233           --     3,027,260             --
                                                                        -----------  -----------  ------------  -------------
Net increase in net assets resulting from contract
 transactions ........................................................      497,031      303,519     3,430,533      8,465,139
                                                                        -----------  -----------  ------------  -------------
Total increase (decrease) in net assets ..............................      273,165      (13,452)      706,939      7,192,904
Net assets at beginning of period ....................................    1,362,922    1,376,374     7,761,082        568,178
                                                                        -----------  -----------  ------------  -------------
Net assets at end of period ..........................................  $ 1,636,087   $1,362,922   $ 8,468,021    $ 7,761,082
                                                                        ===========  ===========  ============  =============

                                                                          EMERGING MARKETS     INTERNATIONAL EQUITY
                                                                             SUBACCOUNT          INDEX SUBACCOUNT
                                                                        --------------------  ----------------------
                                                                           2001       2000       2001         2000
                                                                        ---------  ---------  ----------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ........................................  $    (998) $   5,408  $    1,125  $   11,348
 Realized gains (losses) .............................................    (50,621)    19,122     (13,662)      3,721
Change in unrealized appreciation (depreciation) during the period ...     57,043    (79,883)    (45,270)    (77,697)
                                                                        ---------  ---------  ----------  ----------
Net increase (decrease) in net assets resulting from operations ......      5,424    (55,353)    (57,807)    (62,628)
Contract transactions:
 Net payments received from contractowners ...........................     63,556     24,592        (196)    152,590
 Net transfers for contract benefits and terminations ................     (7,355)   (40,754)    (34,657)    (41,240)
 Net transfers between subaccounts ...................................      9,602         --      (8,813)         --
                                                                        ---------  ---------  ----------  ----------
Net increase (decrease) in net assets resulting from contract
transactions .........................................................     65,803    (16,162)    (43,666)    111,350
                                                                        ---------  ---------  ----------  ----------
Total increase (decrease) in net assets ..............................     71,227    (71,515)   (101,473)     48,722
Net assets at beginning of period ....................................     78,942    150,457     284,875     236,153
                                                                        ---------  ---------  ----------  ----------
Net assets at end of period ..........................................  $ 150,169  $  78,942  $  183,402    $284,875
                                                                        =========  =========  ==========  ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                        INTERNATIONAL EQUITY          SMALL CAP GROWTH
                                                             SUBACCOUNT                  SUBACCOUNT
                                                      ------------------------   --------------------------
                                                         2001         2000          2001           2000
                                                      ----------  ------------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................   $  (13,098)  $    53,864   $  (125,856)  $    886,393
 Realized losses...................................     (338,917)     (135,575)   (2,251,733)    (1,257,468)
Change in unrealized appreciation (depreciation)
 during the period.................................     (107,017)      (62,579)      887,773     (2,460,691)
                                                      ----------   -----------   -----------   ------------
Net decrease in net assets resulting from
 operations........................................     (459,032)     (144,290)   (1,489,816)    (2,831,766)
Contract transactions:
 Net payments received from contractowners.........    1,132,142     8,291,108     1,990,982     39,428,646
 Net transfers for contract benefits and
  terminations.....................................     (135,547)   (6,419,031)     (872,668)   (27,867,346)
Net transfers between subaccounts..................      816,702            --     6,650,496             --
                                                      ----------   -----------   -----------   ------------
Net increase in net assets resulting from contract
 transactions......................................    1,813,297     1,872,077     7,768,810     11,561,300
                                                      ----------   -----------   -----------   ------------
Total increase in net assets.......................    1,354,265     1,727,787     6,278,994      8,729,534
Net assets at beginning of period..................    1,861,886       134,099     9,990,705      1,261,171
                                                      ----------   -----------   -----------   ------------
Net assets at end of period........................   $3,216,151   $ 1,861,886   $16,269,699   $  9,990,705
                                                      ==========   ===========   ===========   ============

                                                           GLOBAL BALANCED
                                                             SUBACCOUNT
                                                      -----------------------
                                                         2001          2000
                                                      ----------    ---------
Increase (decrease) in net assets from operations:    $        8    $  21,772
 Net investment income ............................      (42,865)      (6,456)
 Realized losses...................................
Change in unrealized depreciation during the
 period............................................      (35,510)     (40,437)
                                                      ----------    ---------
Net decrease in net assets resulting from
 operations........................................      (78,367)     (25,121)
Contract transactions:                                  585,455      721,321
 Net payments received from contractowners.........
 Net transfers for contract benefits and                 (32,679)     (41,452)
  terminations.....................................      153,403           --
Net transfers between subaccounts..................   ----------    ---------

Net increase in net assets resulting from contract
 transactions......................................      706,179      679,869
                                                      ----------    ---------
                                                         627,812      654,748
Total increase in net assets.......................      791,429      136,681
Net assets at beginning of period..................   ----------    ---------
                                                      $1,419,241    $ 791,429
Net assets at end of period........................   ==========    =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                             MID CAP GROWTH             LARGE  CAP VALUE
                                                               SUBACCOUNT                  SUBACCOUNT
                                                        -------------------------   -----------------------
                                                           2001          2000          2001         2000
                                                        -----------   -----------   ----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................     $   (90,933)  $ 1,040,845   $    9,609   $   65,879
 Realized gains (losses)...........................      (2,082,703)      697,760       40,115      (72,974)
Change in unrealized appreciation (depreciation)
 during the period.................................      (1,243,141)   (4,571,814)     (15,368)     145,590
                                                        -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations...................................      (3,416,777)   (2,833,209)      34,356      138,495
Contract transactions:
 Net payments received from contractowners.........       3,971,361     9,073,724    2,349,288      325,193
 Net transfers for contract benefits and
  terminations.....................................        (615,879)   (3,133,840)    (217,593)    (407,847)
 Net transfers between subaccounts.................       1,458,767            --    1,517,142           --
                                                        -----------   -----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from contract transactions........................       4,814,249     5,939,884    3,648,837      (82,654)
                                                        -----------   -----------   ----------   ----------
Total increase in net assets.......................       1,397,472     3,106,675    3,683,193       55,841
Net assets at beginning of period..................       6,947,632     3,840,957    1,467,832    1,411,991
                                                        -----------   -----------   ----------   ----------
Net assets at end of period........................     $ 8,345,104   $ 6,947,632   $5,151,025   $1,467,832
                                                        ===========   ===========   ==========   ==========

                                                            LARGE CAP VALUE
                                                            CORE SUBACCOUNT
                                                        -------------------------
                                                            2001          2000
                                                        ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................     $   (22,784)  $    61,166
 Realized losses...................................         (39,665)         (559)
Change in unrealized appreciation (depreciation)
 during the period.................................        (386,992)      178,695
                                                        -----------   -----------
Net increase (decrease) in net assets resulting
 from operations...................................        (449,441)      239,302
Contract transactions:
 Net payments received from contractowners.........       3,163,737     4,648,112
 Net transfers for contract benefits and
  terminations.....................................        (584,942)     (249,156)
 Net transfers between subaccounts.................       2,921,403            --
                                                        -----------   -----------
Net increase in net assets resulting from
 contract transactions.............................       5,500,198     4,398,956
                                                        -----------   -----------
Total increase in net assets.......................       5,050,757     4,638,258
Net assets at beginning of period..................       5,592,273       954,015
                                                        -----------   -----------
Net assets at end of period........................     $10,643,030   $ 5,592,273
                                                        ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                               LARGE/MID CAP             SMALL/MID CAP
                                                             VALUE SUBACCOUNT          GROWTH  SUBACCOUNT
                                                          -----------------------   ------------------------
                                                             2001         2000         2001          2000
                                                          -----------  -----------  -----------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................  $   (20,945)  $   41,487   $  (46,265)   $   340,111
 Realized gains (losses) ...............................       17,389       (3,963)     (91,371)        (6,890)
Change in unrealized appreciation (depreciation)
 during the period .....................................     (530,221)     314,488      281,210       (234,654)
                                                          -----------   ----------   ----------    -----------
Net increase (decrease) in net assets resulting
 from operations .......................................     (533,777)     352,012      143,574         98,567
Contract transactions:
 Net payments received from contractowners .............    3,345,600    3,179,247    1,319,397      7,534,085
 Net transfers for contract benefits and terminations ..     (415,281)    (136,682)    (181,265)    (5,102,768)
 Net transfers between subaccounts .....................    2,947,274           --      940,901             --
                                                          -----------   ----------   ----------    -----------
Net increase in net assets resulting from contract
 transactions ..........................................    5,877,593    3,042,565    2,079,033      2,431,317
                                                          -----------   ----------   ----------    -----------
Total increase in net assets ...........................    5,343,816    3,394,577    2,222,607      2,529,884
Net assets at beginning of period ......................    4,071,433      676,856    2,810,326        280,442
                                                          -----------   ----------   ----------    -----------
Net assets at end of period ............................  $ 9,415,249   $4,071,433   $5,032,933    $ 2,810,326
                                                          ===========   ==========   ==========    ===========

                                                                 BOND INDEX             LARGE CAP AGGRESSIVE
                                                                 SUBACCOUNT               GROWTH SUBACCOUNT
                                                          -------------------------   --------------------------
                                                             2001          2000          2001           2000
                                                          -----------  ------------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................  $   299,558  $    112,153   $  (118,561)  $     93,204
 Realized gains (losses) ...............................       61,475        (1,744)   (1,283,569)        14,780
Change in unrealized appreciation (depreciation)
 during the period .....................................       (4,647)      121,604       (46,434)    (2,215,909)
                                                          -----------  ------------   -----------   ------------
Net increase (decrease) in net assets resulting from
 operations ............................................      356,386       232,013    (1,448,564)    (2,107,925)
Contract transactions:
 Net payments received from contractowners .............    3,007,660     3,188,456     1,575,497     10,394,930
 Net transfers for contract benefits and terminations ..     (597,353)     (399,412)     (664,328)      (437,336)
 Net transfers between subaccounts .....................    3,151,065            --       302,290             --
                                                          -----------  ------------   -----------   ------------
Net increase in net assets resulting from contract
 transactions ..........................................    5,561,372     2,789,044     1,213,459      9,957,594
                                                          -----------  ------------   -----------   ------------
Total increase (decrease) in net assets ................    5,917,758     3,021,057      (235,105)     7,849,669
Net assets at beginning of period. .....................    3,789,673       768,616     9,984,540      2,134,871
                                                          -----------  ------------   -----------   ------------
Net assets at end of period ............................  $ 9,707,431  $  3,789,673   $ 9,749,435   $  9,984,540
                                                          ===========  ============   ===========   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,


                                                                SMALL/MID CAP                 SMALL CAP
                                                               CORE SUBACCOUNT            VALUE SUBACCOUNT
                                                           ------------------------   -------------------------
                                                              2001         2000          2001          2000
                                                           -----------  -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................  $  (17,519)  $    62,967   $   (27,427)  $  420,605
 Realized gains (losses) ................................     (57,152)       49,779       160,224       13,323
Change in unrealized appreciation (depreciation)
 during the period ......................................     113,242      (118,034)      794,978     (120,310)
                                                           ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting from
 operations .............................................      38,571        (5,288)      927,775      313,618
Contract transactions:
 Net payments received from contractowners ..............     838,607     3,067,120     2,916,336    3,322,950
 Net transfers for contract benefits and terminations ...    (180,946)   (1,601,103)     (270,912)    (161,460)
 Net transfers between subaccounts ......................     698,478            --     1,696,522           --
                                                           ----------   -----------   -----------   ----------
Net increase in net assets resulting from contract
 transactions ...........................................   1,356,139     1,466,017     4,341,946    3,161,490
                                                           ----------   -----------   -----------   ----------
Total increase in net assets ............................   1,394,710     1,460,729     5,269,721    3,475,108
Net assets at beginning of period .......................   1,799,235       338,506     3,646,656      171,548
                                                           ----------   -----------   -----------   ----------
Net assets at end of period .............................  $3,193,945   $ 1,799,235   $ 8,916,377   $3,646,656
                                                           ==========   ===========   ===========   ==========

                                                                  REAL ESTATE
                                                               EQUITY SUBACCOUNT
                                                           -------------------------
                                                              2001          2000
                                                           -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income loss .............................  $    41,210   $    14,815
 Realized gains (losses) ................................       61,952          (510)
Change in unrealized appreciation (depreciation)
 during the period ......................................      (34,011)       19,785
                                                           -----------   -----------
Net increase in net assets resulting from operations ....       69,151        34,090
Contract transactions:
 Net payments received from contractowners ..............    1,114,139       566,041
 Net transfers for contract benefits and terminations ...     (206,896)     (218,523)
 Net transfers between subaccounts ......................      279,039            --
                                                           -----------   -----------
Net increase in net assets resulting from contract
 transactions ...........................................    1,186,282       347,518
                                                           -----------   -----------
Total increase in net assets ............................    1,255,433       381,608
Net assets at beginning of period .......................      518,295       136,687
                                                           -----------   -----------
Net assets at end of period .............................  $ 1,773,728   $   518,295
                                                           ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,


                                    MANAGED               SHORT TERM BOND
                                  SUBACCOUNT                SUBACCOUNT
                             ----------------------  --------------------------
                                2001        2000        2001          2000
                             -----------  ---------  -----------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income
 loss....................    $   26,507  $  27,600   $  149,418    $   47,870
 Realized gains (losses)...      (2,504)    (6,090)      29,484          (199)
Change in unrealized
 appreciation
 (depreciation)
 during the period.........      50,437    (23,225)      24,895        19,931
                             ----------   --------   ----------    ----------
Net increase (decrease) in
 net assets resulting from
 operations................      74,440     (1,715)     203,797        67,602
Contract transactions:
 Net payments received from
  contractowners...........   6,430,024     87,321    2,686,553     1,522,458
 Net transfers for contract
  benefits and terminations    (563,194)   (71,725)    (432,046)     (158,417)
Net transfers between
 subaccounts...............   2,099,234         --    2,137,789            --
                             ----------   --------   ----------    ----------
Net increase in net assets
 resulting from contract
 transactions..............   7,966,064     15,596    4,392,296     1,364,041
                             ----------   --------   ----------    ----------
Total increase in net
 assets....................   8,040,504     13,881    4,596,093     1,431,643
Net assets at beginning of
 period....................     287,831    273,950    1,726,443       294,800
                             ----------   --------   ----------    ----------
Net assets at end of period  $8,328,335   $287,831   $6,322,536    $1,726,443
                             ==========   ========   ==========    ==========

                                                         INTERNATIONAL
                                SMALL CAP                OPPORTUNITIES
                            EQUITY SUBACCOUNT              SUBACCOUNT
                        --------------------------  ---------------------------
                            2001          2000          2001          2000
                        -------------  -----------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)..............  $     (5,117)  $    9,610   $     (2,798)   $  16,432
 Realized gains
  (losses)............       (42,156)      (1,983)      (206,952)       1,875
Change in unrealized
 appreciation
 (depreciation)
 during the period....        23,015      (20,143)        85,127      (81,586)
                        ------------   ----------   ------------    ---------
Net decrease in net
 assets resulting from
 operations...........       (24,258)     (12,516)      (124,623)     (63,279)
Contract
  transactions:
 Net payments received
  from contractowners..      245,496      119,273        149,143      367,954
 Net transfers for
  contract benefits
  and terminations....        24,621     (113,513)      (693,650)     (38,384)
 Net transfers between
 subaccounts..........       337,498           --        685,552           --
                        ------------   ----------   ------------    ---------
Net increase in net
 assets resulting from
 contract transactions       607,615        5,760        141,045      329,570
                        ------------   ----------   ------------    ---------
Total increase
 (decrease) in net
 assets...............       583,357       (6,756)        16,422      266,291
Net assets at
 beginning of period..       144,068      150,824        618,420      352,129
                        ------------   ----------   ------------    ---------
Net assets at end of
 period...............  $    727,425   $  144,068   $    634,842    $ 618,420
                        ============   ==========   ============    =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,


                                EQUITY INDEX                 HIGH YIELD
                                 SUBACCOUNT               BOND SUBACCOUNT
                          -------------------------   -------------------------
                             2001          2000          2001          2000
                          -----------   -----------   ----------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income..  $     1,116   $   463,872   $  443,852   $    187,035
 Realized gains
  (losses).............       330,682         8,571     (341,050)       (76,294)
Change in unrealized
 depreciation
 during the period.....    (2,042,986)   (1,565,964)    (296,506)      (458,803)
                          -----------   -----------   ----------   ------------
Net decrease in net
 assets resulting from
 operations............    (1,711,188)   (1,093,521)    (193,704)      (348,062)
Contract
 transactions:
 Net payments received
  from contractowners       3,657,767    10,673,048    1,939,293      4,075,859
 Net transfers for
  contract benefits
  and terminations....     (1,014,896)     (956,842)    (434,806)    (1,235,654)
 Net transfers between
 subaccounts...........    11,305,485            --    1,535,942             --
                          -----------   -----------   ----------   ------------
Net increase in net
 assets resulting from
 contract transactions     13,948,356     9,716,206    3,040,429      2,840,205
                          -----------   -----------   ----------   ------------
Total increase in net
 assets................    12,237,168     8,622,685    2,846,725      2,492,143
Net assets at
 beginning of period...    12,402,418     3,779,733    3,138,729        646,586
                          -----------   -----------   ----------   ------------
Net assets at end of
 period................   $24,639,586   $12,402,418   $5,985,454   $  3,138,729
                          ===========   ===========   ==========   ============

                                   GLOBAL                   AIM V.I
                                    BOND                    GROWTH
                                 SUBACCOUNT               SUBACCOUNT
                            --------------------   ----------------------------
                              2001       2000         2001           2000
                            ---------  ----------  ------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss)..................  $ 28,057   $   4,625   $  (135,672)   $   410,150
 Realized gains (losses)..     3,813        (898)   (5,026,955)        56,670
Change in unrealized
 appreciation
 (depreciation)
 during the period........   (44,483)      5,623    (1,014,873)    (4,485,671)
                            --------   ---------   -----------    -----------
Net increase (decrease) in
 net assets resulting from
 operations...............   (12,613)      9,350    (6,177,500)    (4,018,851)
Contract transactions:
 Net payments received
  from contractowners.....   364,805     188,951     2,537,933     19,000,094
 Net transfers for
  contract benefits and
  terminations............   153,988    (196,027)     (943,541)      (993,367)
 Net transfers between
  subaccounts.............   200,469          --     1,216,371             --
                            --------   ---------   -----------    -----------
Net increase (decrease)
 in net assets resulting
 from contract
 transactions.............   719,262      (7,076)    2,810,763     18,006,727
                            --------   ---------   -----------    -----------
Total increase (decrease)
 in net assets............   706,649       2,274    (3,366,737)    13,987,876
Net assets at beginning of
 period...................    87,583      85,309    15,198,534      1,210,658
                            --------   ---------   -----------    -----------
Net assets at end of
 period...................  $794,232   $  87,583   $11,831,797    $15,198,534
                            ========   =========   ===========    ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                            AIM V.I. VALUE                  MFS GROWTH
                                                           GROWTH SUBACCOUNT            SERIES SUBACCOUNT
                                                       -------------------------   --------------------------
                                                          2001          2000          2001           2000
                                                       -----------   -----------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................    $  (294,223)  $   963,103   $  (123,288)   $   (52,069)
 Realized gains (losses)...........................       (384,479)       28,489       (21,305)        28,541
Change in unrealized depreciation during the
 period............................................     (3,357,138)   (4,757,829)   (3,055,049)    (1,011,452)
                                                       -----------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations........................................     (4,035,840)   (3,766,237)   (3,199,642)    (1,034,980)
Contract transactions:
 Net payments received from contractowners.........      4,984,137    27,089,563     1,967,454     10,697,138
 Net transfers for contract benefits and
  terminations.....................................     (2,018,767)   (1,358,840)     (638,017)      (421,209)
 Net transfers between subaccounts.................      2,087,799            --     1,661,756             --
                                                       -----------   -----------   -----------    -----------
Net increase in net assets resulting from contract
 transactions......................................      5,053,169    25,730,723     2,991,193     10,275,929
                                                       -----------   -----------   -----------    -----------
Total increase (decrease) in net assets............      1,017,329    21,964,486      (208,449)     9,240,949
Net assets at beginning of period..................     25,467,833     3,503,347    11,196,092      1,955,143
                                                       -----------   -----------   -----------    -----------
Net assets at end of period........................    $26,485,162   $25,467,833   $10,987,643    $11,196,092
                                                       ===========   ===========   ===========    ===========

                                                            MFS NEW DISCOVERY             MFS RESEARCH
                                                            SERIES SUBACCOUNT           SERIES SUBACCOUNT
                                                        -------------------------   ------------------------
                                                           2001          2000          2001          2000
                                                        -----------   -----------   -----------   ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................     $   (81,526)  $    12,469   $   (99,083)  $  132,797
 Realized gains (losses)...........................         (86,999)      102,631       577,281       38,500
Change in unrealized depreciation during the
 period............................................        (249,811)     (614,335)   (2,529,423)    (871,728)
                                                        -----------   -----------   -----------   ----------
Net decrease in net assets resulting from
 operations........................................        (418,336)     (499,235)   (2,051,225)    (700,431)
Contract transactions:
 Net payments received from contractowners.........       1,603,792     7,053,861     1,720,747    7,719,427
 Net transfers for contract benefits and
  terminations.....................................        (348,234)     (715,490)     (400,993)    (381,255)
 Net transfers between subaccounts.................         182,443            --     1,633,377           --
                                                        -----------   -----------   -----------   ----------
Net increase in net assets resulting from contract
 transactions......................................       1,438,001     6,338,371     2,953,131    7,338,172
                                                        -----------   -----------   -----------   ----------
Total increase in net assets.......................       1,019,665     5,839,136       901,906    6,637,741
Net assets at beginning of period..................       6,397,004       557,868     7,508,765      871,024
                                                        -----------   -----------   -----------   ----------
Net assets at end of period........................     $ 7,416,669   $ 6,397,004   $ 8,410,671   $7,508,765
                                                        ===========   ===========   ===========   ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                           FIDELITY VIP II              FIDELITY VIP
                                                        CONTRAFUND SUBACCOUNT         GROWTH SUBACCOUNT
                                                      -------------------------   -------------------------
                                                          2001          2000         2001          2000
                                                      -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................   $   (93,011)  $   382,412   $  (256,804)  $   279,910
 Realized gains (losses)...........................      (678,878)      (94,759)      253,778       (11,244)
Change in unrealized depreciation during the
 period............................................    (1,331,967)   (1,171,616)   (4,431,134)   (3,054,324)
                                                      -----------   -----------   -----------   -----------
Net decrease in net assets resulting from
 operations........................................    (2,103,856)     (883,963)   (4,434,160)   (2,785,658)
Contract transactions:
 Net payments received from contractowners.........     2,364,050    14,411,053     4,131,276    21,999,766
 Net transfers for contract benefits and
  terminations.....................................      (949,045)   (1,657,542)   (1,497,299)   (1,794,041)
 Net transfers between subaccounts.................     1,290,075            --     3,396,733            --
                                                      -----------   -----------   -----------   -----------
Net increase in net assets resulting from contract
 transactions......................................     2,705,080    12,753,511     6,030,710    20,205,725
                                                      -----------   -----------   -----------   -----------
Total increase in net assets.......................       601,224    11,869,548     1,596,550    17,420,067
Net assets at beginning of period..................    14,630,099     2,760,551    19,889,067     2,469,000
                                                      -----------   -----------   -----------   -----------
Net assets at end of period........................   $15,231,323   $14,630,099   $21,485,617   $19,889,067
                                                      ===========   ===========   ===========   ===========

                                                               FIDELITY VIP                  TEMPLETON
                                                             OVERSEAS EQUITY               INTERNATIONAL
                                                                SUBACCOUNT                   SUBACCOUNT
                                                       --------------------------   --------------------------
                                                           2001          2000          2001           2000
                                                       -----------   ------------   -----------   ------------
Increase (decrease) in net assets from operations:
 Net investment income.............................    $   396,024   $     12,603   $    53,804   $     95,629
 Realized losses...................................     (2,036,176)      (955,307)     (244,139)      (150,606)
Change in unrealized appreciation (depreciation)
 during the period.................................        (35,433)        34,836       (59,073)        95,967
                                                       -----------   ------------   -----------   ------------
Net increase (decrease) in net assets resulting
 from operations...................................     (1,675,585)      (907,868)     (249,408)        40,990
Contract transactions:
 Net payments received from contractowners.........      1,470,528     52,964,052     3,459,022     22,595,901
 Net transfers for contract benefits and
  terminations.....................................       (510,701)   (44,382,510)     (128,925)   (19,733,338)
 Net transfers between subaccounts.................        108,090             --    (3,089,985)            --
                                                       -----------   ------------   -----------   ------------
Net increase in net assets resulting from contract
 transactions......................................      1,067,917      8,581,542       240,112      2,862,563
                                                       -----------   ------------   -----------   ------------
Total increase (decrease) in net assets............       (607,668)     7,673,674        (9,296)     2,903,553
Net assets at beginning of period..................      8,054,659        380,985     3,234,987        331,434
                                                       -----------   ------------   -----------   ------------
Net assets at end of period........................    $ 7,446,991   $  8,054,659   $ 3,225,691   $  3,234,987
                                                       ===========   ============   ===========   ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                                TEMPLETON                     V.A.
                                                               DEVELOPMENT                 TECHNOLOGY
                                                                SUBACCOUNT                 SUBACCOUNT
                                                        ------------------------   -------------------------
                                                           2001         2000          2001          2000*
                                                        ----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment loss...............................     $   (5,425)  $    (7,216)  $   (62,025)  $    (9,433)
 Realized gains (losses)...........................        (62,203)     (303,338)   (1,697,485)        6,674
Change in unrealized depreciation during the
 period............................................        (32,139)      (14,765)   (1,332,304)   (1,514,011)
                                                        ----------   -----------   -----------   -----------
Net decrease in net assets resulting from
 operations........................................        (99,767)     (325,319)   (3,091,814)   (1,516,770)
Contract transactions:
 Net payments received from contractowners.........        194,862     4,554,236     2,911,958     6,800,643
 Net transfers for contract benefits and
  terminations.....................................        (55,832)   (3,209,052)     (215,952)     (302,005)
 Net transfers between subaccounts.................         26,518            --       838,186            --
                                                        ----------   -----------   -----------   -----------
Net increase in net assets resulting from
 contract transactions.............................        165,548     1,345,184     3,534,192     6,498,638
                                                        ----------   -----------   -----------   -----------
Total increase in net assets.......................         65,781     1,019,865       442,378     4,981,868
Net assets at beginning of period..................      1,182,726       162,861     4,981,868            --
                                                        ----------   -----------   -----------   -----------
Net assets at end of period........................     $1,248,507   $ 1,182,726   $ 5,424,246   $ 4,981,868
                                                        ==========   ===========   ===========   ===========

                                                                GROWTH &                  JANUS ASPEN
                                                                 INCOME                    WORLDWIDE
                                                               SUBACCOUNT              GROWTH SUBACCOUNT
                                                        ------------------------   -------------------------
                                                           2001         2000**        2001         2000**
                                                        -----------   ----------   -----------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................     $   (15,986)  $    9,394   $   (16,419)  $      (775)
 Realized gains (losses)...........................         (99,926)         (15)     (143,599)       21,632
Change in unrealized appreciation (depreciation)
 during the period.................................         (77,334)     (17,163)       39,765         3,209
                                                        -----------   ----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations...................................        (193,246)      (7,784)     (120,253)       24,066
Contract transactions:
 Net payments received from contractowners.........       4,053,170      120,171     1,670,295     8,073,727
 Net transfers for contract benefits and
  terminations.....................................        (594,724)          --    (3,234,711)   (7,957,394)
 Net transfers between subaccounts.................      22,854,085           --     3,767,792            --
                                                        -----------   ----------   -----------   -----------
Net increase in net assets resulting from contract
 transactions......................................      26,312,531      120,171     2,203,376       116,333
                                                        -----------   ----------   -----------   -----------
Total increase in net assets.......................      26,119,285      112,387     2,083,123       140,399
Net assets at beginning of period..................         112,387           --       140,399            --
                                                        -----------   ----------   -----------   -----------
Net assets at end of period........................     $26,231,672   $  112,387   $ 2,223,522   $   140,399
                                                        ===========   ==========   ===========   ===========

 *  From May 1, 2000 (commencement of operations).
**  From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                            YEARS ENDED DECEMBER 31,

                                                            ACTIVE        HEALTH         MONEY
                                                             BOND        SCIENCES       MARKET
                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                         ------------  ------------  ------------
                                                            2001***       2001***       2001***
                                                         ------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)......................      $   121,569   $    (4,156)  $    71,104
 Realized gains (losses)...........................            6,321        (1,768)           --
Change in unrealized depreciation during the
 period............................................          (17,541)       (8,767)           --
                                                         -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations...................................          110,439       (14,691)       71,104
Contract transactions:
 Net payments received from contractowners.........        3,769,092       695,887    13,305,264
 Net transfers for contract benefits and
  terminations.....................................         (153,882)      (30,473)   (4,690,001)
 Net transfers between subaccounts.................       12,345,645       330,162    41,283,695
                                                         -----------   -----------   -----------
Net increase in net assets resulting from
 contract transactions.............................       15,960,855       995,576    49,898,958
                                                         -----------   -----------   -----------
Total increase in net assets.......................       16,071,294       980,885    49,970,062
Net assets at beginning of period..................               --            --            --
                                                         -----------   -----------   -----------
Net assets at end of period........................      $16,071,294   $   980,885   $49,970,062
                                                         ===========   ===========   ===========

***  From May 2, 2001 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

1. Organization

     John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Revolution Access, Revolution Extra and Revolution Value Variable Annuity contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-four subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Funds are added to the Trust, Declaration Trust or to the Outside Trust, or as other investment options are developed, and made available to contractowners. The forty-four Funds of the Trust, Declaration Trust and the Outside Trust which are currently available are the V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, V.A. Sovereign Investors, Large Cap Growth, Fundamental Growth, Emerging Markets (formerly, Emerging Markets Equity), International Equity Index, International Equity, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, Global Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP Overseas Equity, Templeton International, Templeton Development Market, V.A. Technology, Growth & Income, Janus Aspen Worldwide Growth, Active Bond, Health Sciences, and Money Market Subaccounts. Each subaccount has a different investment objective.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

  Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2001

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Net Assets in Payout (Annuitization) Period

     A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by John Hancock Variable Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by John Hancock Variable Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

  Expenses

     JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate ranging from 1.00% to 1.25% of net assets.

     JHVLICO makes certain other deductions from contractowner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contractowner transactions.

  Amounts Receivable/Payable

     Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of contractowners.

3. TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4. NEW AUDIT GUIDE

     Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised. Certain disclosures in the financial statements of the Account have changes as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 has not been restated.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2001

5.  DETAILS OF INVESTMENTS

      The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust at December 31, 2001 were as follows:

            SUBACCOUNT                 SHARES OWNED     COST          VALUE
------------------------------------   ------------  -----------   -----------

V.A. Relative Value.................     1,780,309   $21,991,911   $17,304,607
V.A. Financial Industries...........     2,286,038    34,454,367    33,284,711
V.A. Strategic Income...............     1,997,186    18,361,091    17,255,686
V.A. Sovereign Investors............     1,428,912    21,810,328    20,819,243
Large Cap Growth....................       105,263     2,291,498     1,636,087
Fundamental Growth..................       998,247    12,197,845     8,468,021
Emerging Markets....................        23,324       138,408       150,169
International Equity Index..........        15,190       273,595       183,402
International Equity................       425,934     3,376,967     3,216,151
Small Cap Growth....................     1,381,975    17,780,564    16,269,699
Global Balanced.....................       165,659     1,496,351     1,419,242
Mid Cap Growth......................       848,146    13,131,131     8,345,105
Large Cap Value.....................       363,918     5,171,023     5,151,025
Large Cap Value CORE................     1,082,294    10,855,320    10,643,030
Large/Mid Cap Value.................       882,943     9,625,220     9,415,249
Small/Mid Cap Growth................       357,167     5,008,568     5,032,933
Bond Index..........................       981,794     9,603,920     9,707,431
Large Cap Aggressive Growth.........     1,200,987    11,861,143     9,749,435
Small/Mid Cap CORE..................       325,369     3,186,754     3,193,945
Small Cap Value.....................       647,963     8,238,461     8,916,377
Real Estate Equity..................       130,933     1,799,883     1,773,729
Managed.............................       636,703     8,308,941     8,328,335
Short-Term Bond.....................       625,302     6,279,219     6,322,536
Small Cap Equity....................        82,745       729,994       727,425
International Opportunities.........        68,251       576,488       634,843
Equity Index........................     1,659,125    28,086,239    24,639,586
High Yield Bond.....................       876,351     6,737,779     5,985,453
Global Bond.........................        81,561       836,398       794,233
AIM V.I. Value......................       724,504    17,257,783    11,831,797
AIM V.I. Growth Series..............     1,134,268    34,406,267    26,485,162
MFS Growth Series...................     1,124,631    14,866,986    10,987,643
MFS New Discovery Series............       485,702     8,212,275     7,416,669
MFS Research Series.................       587,337    11,738,945     8,410,671
Fidelity VIP II Contrafund..........       759,288    11,517,725    15,231,323
Fidelity VIP Growth.................        64,745    28,823,962    21,485,617
Fidelity VIP Overseas Equity........       538,466     7,413,591     7,446,991
Templeton International.............       274,761     3,166,475     3,225,692
Templeton Development Market........       262,291     1,282,237     1,248,507
V.A. Technology.....................     1,322,987     8,270,561     5,424,246
Growth & Income.....................     2,198,400    26,326,169    26,231,672
Janus Aspen Worldwide Growth........        78,348     2,180,548     2,223,522
Active Bond.........................     1,682,233    16,088,745    16,071,294
Health Sciences.....................       100,010       989,653       980,886
Money Market........................    49,970,062    49,970,062    49,970,062

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001

5.  DETAILS OF INVESTMENTS (CONTINUED)

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trust during 2001 were as follows:

                 SUBACCOUNT                     PURCHASES        SALES
--------------------------------------------   ------------  --------------
V.A. Relative Value ........................   $  5,424,059   $  5,841,961
V.A. Financial Industries ..................     11,612,951      6,194,957
V.A. Strategic Income ......................      7,815,014      3,258,704
V.A. Sovereign Investors ...................      2,500,100      5,073,552
Large Cap Growth ...........................        649,859        164,595
Fundamental Growth .........................        481,246      1,130,344
Emerging Markets ...........................      1,175,391      1,110,586
International Equity Index .................          4,001         46,512
International Equity .......................      8,247,072      6,446,873
Small Cap Growth ...........................     11,002,509      3,359,555
Global Balanced ............................        942,347        236,159
Mid Cap Growth .............................      6,119,233      1,395,916
Large Cap Value ............................      3,930,725        208,481
Large Cap Value CORE .......................      6,102,179        624,765
Large/Mid Cap Value ........................      6,457,850        601,202
Small/Mid Cap Growth .......................      2,481,313        448,545
Bond Index .................................      6,605,854        729,276
Large Cap Aggressive Growth ................      4,385,993      3,291,095
Small/Mid Cap CORE .........................      1,678,630        340,010
Small Cap Value ............................      5,226,338        862,088
Real Estate Equity .........................      1,445,475        165,679
Managed ....................................      8,845,135        810,860
Short-Term Bond ............................      5,307,882        766,168
Small Cap Equity ...........................        752,135        149,637
International Opportunities ................      1,764,595      1,626,347
Equity Index ...............................     16,328,798      1,592,189
High Yield Bond ............................      4,992,896      1,508,616
Global Bond ................................        860,144        112,824
AIM V.I. Value .............................      7,145,300      4,470,209
AIM V.I. Growth Series .....................      7,873,616      2,585,637
MFS Growth Series ..........................      3,525,023        567,749
MFS New Discovery Series ...................      2,833,388      1,275,122
MFS Research Series ........................      4,877,114        994,347
Fidelity VIP II Contrafund .................      6,242,818      3,256,195
Fidelity VIP Growth ........................      8,988,788      1,832,479
Fidelity VIP Overseas Equity ...............    121,482,290    119,197,541
Templeton International ....................     73,092,059     71,976,374
Templeton Development Market ...............      6,126,912      5,966,789
V.A. Technology ............................      4,977,945      1,505,778
Growth & Income ............................     26,875,954        579,409
Janus Aspen Worldwide Growth ...............     45,564,575     43,377,618
Active Bond ................................     16,385,387        302,963
Health Sciences ............................      1,031,784         40,363
Money Market ...............................     73,035,371     23,065,309

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001

6. UNIT VALUES

     A summary of unit values and units outstanding for variable annuity contracts and the expense and investment income ratios, excluding expenses of the underlying Subaccounts were as follows:



                                AT DECEMBER 31, 2001          FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2001
                         ----------------------------------  -------------------------------------------------
                                     UNIT FAIR                    EXPENSE       INVESTMENT         TOTAL
                         UNITS         VALUE        ASSETS         RATIO*         INCOME         RETURN***
      SUBACCOUNT         (000S)  LOWEST TO HIGHEST  (000S)   LOWEST TO HIGHEST    RATIO**   LOWEST TO HIGHEST
----------------------   ------  -----------------  -------  -----------------  ----------  ------------------
V.A. Relative Value ...  1,298   $8.84  to $16.91   $17,305     1% to 1.25%       0.21%     (4.02)% to (3.76)%
V.A. Financial
 Industries ...........  2,281    10.78  to 14.75    33,285      1 to 1.25        0.61      (18.55) to (18.33)
V.A. Strategic
 Income ...............    893    10.68  to 13.23    17,256      1 to 1.25        7.85         3.24 to 3.52
V.A. Sovereign
 Investors ............  1,399     9.44 to 15.06     20,819      1 to 1.25        1.61       (6.78) to (6.52)
Large Cap Growth ......    201     8.13 to 9.11       1,636      1 to 1.25        0.21      (18.70) to (18.34)
Fundamental Growth ....    687     9.86 to 10.43      8,468      1 to 1.25        --/a/      (33.11) to 4.30
Emerging Markets ......    702     9.81 to 9.93         150        1.25           0.28       (4.83) to (1.50)
International Equity                                                                        (21.32) and (21.12)
 Index ................    732     8.08 and 8.14        183     1 and 1.25        1.68
International Equity ..    411     7.79 to 10.06      3,216      1 to 1.25        0.58       (23.85) to 0.60
Small Cap Growth ......   1138     9.96 to 16.57     16,270      1 to 1.25        --/a/      (13.69) to 65.70
Global Balanced .......    133     8.42 to 10.76      1,419        1.25           1.25       (7.68) and (7.64)
Mid Cap Growth ........   1763     4.43 to 8.69       8,345      1 to 1.25        --/a/     (37.69) to (37.57)
Large Cap Value .......    452     9.94 to 11.46      5,151      1 to 1.25        1.50       (0.60) to 13.80
Large Cap Value CORE ..   1844    10.07 and 10.09    10,643        1.25           0.98            (5.98)
Large/Mid Cap Value ...    884     9.37 to 10.75      9,415      1 to 1.25        0.94        (8.13) to 7.30
Small/Mid Cap Growth ..   1929    11.53 and 20.79     5,033        1.25           --/a/            1.56
Bond Index ............    858    11.31 to 11.75      9,707      1 to 1.25        5.85         6.39 to 7.04
Large Cap Aggressive
 Growth ...............   1205     8.09 to 8.11       9,749        1.25           --/a/          (15.73)
Small/Mid Cap CORE ....    246    11.90 to 13.06      3,194      1 to 1.25        0.54       (0.73) to (0.48)
Small Cap Value .......    547    16.31 and 16.35     8,916        1.25           0.82            17.59
Real Estate Equity ....    153    11.43 to 13.20      1,774      1 to 1.25        5.05         4.38 to 4.68
Managed ...............    890     9.34 to 10.32      8,328        1.25           2.00       (4.03) to (4.01)
Short-Term Bond .......    446    11.54 to 14.20      6,323        1.25           5.16         6.73 to 6.77
Small Cap Equity ......     92     7.90 to 8.23         727        1.25           0.10       (5.00) to (4.82)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECEMBER 31, 2001

6. UNIT VALUES (CONTINUED)


                                                                     FOR THE YEAR OR PERIODS ENDED
                               AT DECEMBER 31, 2001                        DECEMBER 31, 2001
                         ---------------------------------  ------------------------------------------------
                                     UNIT FAIR                   EXPENSE       INVESTMENT         TOTAL
                         UNITS         VALUE        ASSETS       RATIO*          INCOME         RETURN***
      SUBACCOUNT         (000S)  LOWEST TO HIGHEST  (000S)  LOWEST TO HIGHEST   RATIO**     LOWEST TO HIGHEST
-----------------------  ------  -----------------  ------  -----------------  ----------  -----------------
International
 Opportunities .......     76    $8.33 to $8.55      $ 635     1% to 1.25%       0.72%      (21.86)% to (16.70)%
Equity Index .........   1491     8.67 to 17.58     24,640      1 to 1.25        1.15        (13.13) to 75.80
High Yield Bond ......    656     9.10 to 9.26       5,985      1 to 1.25        9.66          0.88 to 1.09
Global Bond ..........     77    10.31 to 10.47        794        1.25           9.67       (2.74) and (2.72)
AIM V.I. Growth Series  1,876     6.31 and 6.32     26,485        1.25           0.21            (34.68)
AIM V.I. Value .......  3,091     8.57 and 8.59     11,832        1.25           0.14            (13.61)
MFS Growth Series ....  1,281     8.58 and 8.60     10,988        1.25           0.11            (25.07)
MFS New Discovery
 Series ..............    535    11.90 to 13.89      7,417        1.25              --/a/         (6.23)
MFS Research Series ..    971     8.67 to 10.75      8,411        1.25            0.01           (22.17)
Fidelity VIP II
 Contrafund ..........   1,646     9.25 to 9.28     15,231        1.25            0.64           (13.47)
Fidelity VIP Growth ..   2,501     8.59 to 10.82    21,486        1.25              --/a/        (18.73)
Fidelity VIP Overseas
 Equity ..............     961     7.75 to 10.43     7,447        1.25            2.27           (22.27)
Templeton International    366     8.82 and 8.84     3,226        1.25            3.07           (17.03)
Templeton Development
 Market ..............     173     7.22 and 7.24     1,249        1.25            0.93           (9.30)
V.A. Technology ......   1,349     4.02 and 4.03     5,424        1.25            0.01           (44.78)
Growth & Income ......   2,153     7.31 to 12.97    26,232      1 to 1.25         0.44      (26.40)/c/ to 29.70/c/
Janus Aspen Worldwide
 Growth ..............     322     6.90 and 6.91     2,224        1.25            0.49           (23.67)
Active Bond ..........   1,199    10.39 to 13.20    16,071      1 to 1.25         3.39/b/   3.90/c/ to 32.00/c/
Health Sciences            101     9.73 to 9.74        981        1.25            0.03/b/         (2.70)/c/
Money Market .........   4,913    10.12 to 12.11    49,970      1 to 1.25         1.02/b/   4.53/c/ to 21.10/c/

  * These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

 ** These amounts represent the dividends and policy income received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 2001

6. UNIT VALUES (CONTINUED)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period a  Portfolio distributed no dividends during the year.

  b Investment income ratio is annualized. From May 2, 2001 (commencement of operations).

  c From inception of investment option, as follows ($10 initial offering price):

     Growth & Income      October 22 and November 15, 2001, respectively
     Active Bond          May 1 and November 15, 2001, respectively
     Health Sciences      May 1, 2001
     Money Market         May 1 and November 15, 2001, respectively

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS.

1.   Condensed Financial Information (Part A)

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account JF. (Part B)

3.   Statement of Operations, John Hancock Variable Annuity Account JF. (Part B)

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account JF. (Part B)

5. Notes to Financial Statements, John Hancock Variable Annuity Account JF. (Part B)

6. Statement of Financial Position, John Hancock Variable Life Insurance Company. (Part B)

7. Summary of Operations and Unassigned Deficit, John Hancock Variable Life Insurance Company. (Part B)

8.   Statement of Cash Flows, John Hancock Variable Life Insurance Company.
     (Part B)

9. Notes to Financial Statements, John Hancock Variable Life Insurance Company. (Part B)


(B) EXHIBITS:

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, previously filed on December 12, 1995.

2.   Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 23, 1997.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. (a) Form of group deferred variable annuity contract, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

     (b) Form of deferred variable annuity certificate, included in the Registration Statement to this File No. 333-84769, filed on August 9, 1999.

     (c)  Reserved.

     (d) Form of waiver of withdrawal charge rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

     (e) Form of guaranteed retirement income benefit rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

     (f) Form of death benefit enhancement rider, incorporated by reference from Post-Effective Amendment No. 6 to File No. 33-64945, filed on April 16, 2002.

     (g) Form of Accumulated value enhancement rider, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

5. Form of contract application, incorporated by reference to the Registrant's Registration Statement filed with the Commission on August 9, 1999.

6. Restated Articles of Organization and Restated and Amendment of By-Laws are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on March 7, 2001.

7.   Not Applicable.

8. (a) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and John Hancock Life Insurance Company, and John Hancock Variable Life

          Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

     (b) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

     (c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

     (d) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company, and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

     (e) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company, and Certain Of its Affiliated Insurance Companies, Each on Behalf of Itself and Its Separate Accounts, and John Hancock Funds, filed in Post-Effective Amendment No. 1 to file No. 333-81127, on May 4, 2000.

     (f) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Variable Lie Insurance Company, filed in Post-Effective Amendment Number 9 to File No. 333-425, filed on November 1, 2000, is hereby incorporated by reference.

9. Opinion and Consent of Counsel, incorporated by reference to the Registrant's Registration Statement filed with the Commission on August 9, 1999.

10. (a) Representation of counsel incorporated by reference from File No. 333-81103, filed on Form N-4 on August 9, 1999.

     (b)  Consent of independent auditors filed herewith.

     (c) Powers of Attorney for David F. D'Alessandro, Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002.

11.  Not Applicable.

12.  Not Applicable.

13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10K (File No. 1-15670) on March 26, 2002.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Directors                                     Positions with the Depositor
---------                                     ----------------------------
David F. D'Alessandro                         Chairman of the Board
Michele G. Van Leer                           Vice Chairman of the Board and President
Robert R. Reitano                             Director, Vice President and Chief Investment
                                              Officer
Ronald J. Bocage                              Director, Vice President and Counsel
Bruce M. Jones                                Director and Vice President
Paul Strong                                   Director and Vice President
Barbara L. Luddy                              Director, Vice President and Actuary
Daniel L. Ouellette                           Director and Vice President
Todd G. Engelsen                              Director and Vice President


Executive Officers Other Than Directors
------------------------
Earl W. Baucom                                Controller
Julie H. Indge                                Treasurer
Peter Scavongelli                             Secretary
Roger G. Nastou                               Vice President


All of the above-named officers and directors can be contacted at the following business address: John Hancock Varialbe Life Insuarnce Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of March 1, 2002, the number of Contract Owners of all forms of the Contracts offered by the Account was 7,396.

ITEM 28.  INDEMNIFICATION

Pursuant to Article X of the Company's By-Laws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, and V, and John Hancock Variable Life Insurance Account UV.

(b) In response to this item, the response to Item 25 is hereby incorporated by reference.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
     Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 188)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
     Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11)
     to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder Massachusetts on the 29th day of April, 2002 .

                 JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF (REGISTRANT)

                 By:  JOHN HANCOCK VARIABLE LIFE
                 INSURANCE COMPANY


                 By       /s/ MICHELE G. VAN LEER
                          -----------------------
                          Michele G. Van Leer
                          Vice Chairman and President

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (DEPOSITOR)

                 By       /s/ MICHELE G. VAN LEER
                          -----------------------
                          Michele G. Van Leer
                          Vice Chairman and President

Attest:      /s/ PETER SCAVONGELLI
             ---------------------
             Peter Scavongelli
             Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                          Title                              Date
----------                          -----                              ----

/s/ EARL BAUCOM            Controller (Principal Accounting       April 29, 2002
---------------                        Officer)
Earl W. Baucom

/s/ JULIE H. INDGE         Treasurer (Principal Financial         April 29, 2002
------------------                    Officer)
Julie H. Indge


/s/ MICHELE G. VAN LEER    Vice Chairman of the Board             April 29, 2002
-----------------------    and President (Acting Principal
Michele G. Van Leer        Executive Officer)
for herself and as
Attorney-in-Fact

                    For:   David F. D'Alessandro     Chairman of the Board
                           Ronald J. Bocage          Director
                           Bruce M. Jones            Director
                           Barbara L. Luddy          Director
                           Daniel L. Ouellette       Director
                           Robert S. Paster          Director
                           Robert R. Reitano         Director
                           Paul Strong               Director

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 2002.

                             ON BEHALF OF REGISTRANT

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                                  (REGISTRANT)

                           By: John Hancock Variable Life Insurance Company

                                    By:     /s/ MICHELE G. VAN LEER
                                            ---------------------------------
                                            Michele G. Van Leer
                                            Vice Chairman and President

                           By: John Hancock Variable Life Insurance Company
                                             (DEPOSITOR)

(Seal)
                                    By:     /s/ MICHELE G. VAN LEER
                                            ---------------------------------
                                            Michele G. Van Leer
                                            Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         ----------------------------------
         Peter Scavongelli
         Secretary

                                INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

Exhibits

10.A        Representation of Counsel
10.B        Consent of Independent Auditors